UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-04707

Fidelity Advisor Series II

 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts 02210

 (Address of principal executive offices)       (Zip code)

Cynthia Lo Bessette, Secretary

245 Summer St.

Boston, Massachusetts  02210

(Name and address of agent for service)

Registrant's telephone number, including area code:

617-563-7000

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2019

Item 1.

Reports to Stockholders

Fidelity Advisor® Strategic Income Fund

Annual Report

December 31, 2019

Includes Fidelity and Fidelity Advisor share classes

See the inside front cover for important information about access to your fund’s shareholder reports.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
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Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Fidelity Advisor® Strategic Income Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees
Fidelity® Emerging Markets Debt Central Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2020 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Fidelity Advisor® Strategic Income Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2019	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 4.00% sales charge)	6.31%	3.44%	4.49%
Class M (incl. 4.00% sales charge)	6.32%	3.43%	4.50%
Class C (incl. contingent deferred sales charge)	8.94%	3.52%	4.15%
Fidelity® Strategic Income Fund	11.04%	4.54%	5.17%
Class I	11.00%	4.53%	5.17%
Class Z	11.19%	4.56%	5.19%

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

 The initial offering of Class Z shares took place on October 2, 2018. Returns prior to October 2, 2018, are those of Class I.

 The initial offering of Fidelity® Strategic Income Fund shares took place on April 13, 2018. Returns prior to April 13, 2018 are those of Class I.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Strategic Income Fund - Class A on December 31, 2009, and the current 4.00% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg Barclays U.S. Universal Bond Index performed over the same period.

Period Ending Values
$15,517	Fidelity Advisor® Strategic Income Fund - Class A
$14,978	Bloomberg Barclays U.S. Universal Bond Index

Fidelity Advisor® Strategic Income Fund

Management's Discussion of Fund Performance

Market Recap:  The global economy was sluggish in 2019, but most major economies remained in expansion amid signs that conditions were no longer deteriorating. The U.S. stood firmly in the late-cycle phase throughout the year, whereas recessionary conditions in major European nations, including Germany and Italy, appeared poised for improvement in December. U.S.–China trade-policy uncertainty served as a drag on corporate confidence for most of the period, but the two reportedly reached an agreement to reduce certain U.S. tariffs. Against this backdrop, the Fidelity Strategic Income Composite Index℠ gained 10.53%. All five asset classes represented within the index generated positive returns, led by U.S. high-yield bonds, which, as measured by the ICE BofAML® U.S. High Yield Constrained Index, gained 14.41% amid a supportive backdrop for riskier assets and resilient corporate fundamentals. Also performing well, emerging-market bonds advanced 13.11%, as reflected by the Bloomberg Barclays Emerging Markets Index, while floating-rate debt, as measured by the S&P/LSTA® Leveraged Performing Loan Index, rose 8.70% in 2019. Meanwhile, slower global economic growth, coupled with the U.S. Federal Reserve’s dovish shift early in the year, resulted in a 6.83% increase for the Bloomberg Barclays U.S. Government Bond Index. Finally, non-U.S. developed market debt, as measured by the Bloomberg Barclays Global Aggregate Developed Markets GDP Weighted Ex USD Index (Hedged), gained 5.15% this past year.

Comments from Co-Lead Portfolio Manager Adam Kramer:  For the year, the fund's share classes (excluding sales charges, if applicable) gained roughly 10% to 11%, outperforming the 9.29% increase in our primary benchmark, the Bloomberg Barclays U.S. Universal Bond Index, with most share classes outperforming the 10.53% advance of the Fidelity Strategic Income Composite Index℠ as well. Relative to this latter index, which, given its mix of investments, we see as a closer match for the fund, the main performance driver was favorable security selection, especially in the high-yield bond subportfolio. Specifically, investments in the technology and energy industries were particularly helpful, while significantly overweighting the banks & thrifts segment of the high yield market also contributed. A combination of favorable security selection and underweighting in the lagging non-U.S. developed-market debt subportfolio also aided the broader fund's relative result. This subportfolio benefited from both credit exposure and allocations to certain out-of-favor areas of the market that were bolstered by tightening credit spreads, including corporate bonds and the debt of peripheral sovereign issuers. In contrast, security selection in emerging-markets debt was the fund's biggest performance challenge this year by far. Relatively limited exposure to longer-duration emerging-markets bonds detracted, as did a significant overweighting in the poor-performing Argentinian market while the subportfolio's large average cash stake also hurt in a rising market.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Notes to shareholders:  On March 28, 2019, Ario Emami Nejad and Rosie McMellin assumed co-management responsibilities for the fund's developed-market debt subportfolio, succeeding David Simner.
In mid-December, the fund's foreign developed-markets debt subportfolio began hedging its currency exposure and, accordingly, adopted the U.S.-dollar-hedged version of the Bloomberg Barclays Global Aggregate Developed Markets ex USD GDP Weighted Index within the Fidelity Strategic Income Composite Index.
On October 1, 2019, Brian Chang assumed co-management responsibilities for the high-income subportfolio, joining Mark Notkin.

Fidelity Advisor® Strategic Income Fund

Investment Summary (Unaudited)

The information in the following tables is based on the combined investments of the Fund and its pro-rata share of the investments of Fidelity's Fixed-Income Central Funds.

Top Five Holdings as of December 31, 2019

(by issuer, excluding cash equivalents)	% of fund's net assets
U.S. Treasury Obligations	17.3
German Federal Republic	2.5
Japan Government	2.4
Ginnie Mae guaranteed REMIC pass-thru certificates	1.8
CCO Holdings LLC/CCO Holdings Capital Corp.	1.7
25.7

Top Five Market Sectors as of December 31, 2019

% of fund's net assets
Financials	11.3
Energy	8.8
Communication Services	8.2
Consumer Discretionary	5.3
Health Care	5.2

Quality Diversification (% of fund's net assets)

As of December 31, 2019
U.S. Government and U.S. Government Agency Obligations*	17.7%
AAA,AA,A	6.8%
BBB	6.5%
BB	18.7%
B	20.6%
CCC,CC,C	6.9%
D	0.8%
Not Rated	9.9%
Equities	5.5%
Short-Term Investments and Net Other Assets	6.6%

 * Includes NCUA Guaranteed Notes

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of fund's net assets)

As of December 31, 2019*,**,***,†
Preferred Securities	4.8%
Corporate Bonds	35.8%
U.S. Government and U.S. Government Agency Obligations††	19.3%
Foreign Government & Government Agency Obligations	16.5%
Bank Loan Obligations	10.1%
Stocks	6.1%
Other Investments	0.8%
Short-Term Investments and Net Other Assets (Liabilities)	6.6%

 * Foreign investments – 32.3%

 ** Futures and Swaps – 4.6%

 *** Written options – (1.2)%

 † Forward Currency Contracts – (11.4)%

 †† Includes NCUA Guaranteed Notes

An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of any securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at fidelity.com and/or institutional.fidelity.com, as applicable.

Percentages in the above tables are adjusted for the effect of TBA Sale Commitments.

Fidelity Advisor® Strategic Income Fund

Schedule of Investments December 31, 2019

Showing Percentage of Net Assets

Corporate Bonds - 29.1%
		Principal Amount (000s)(a)	Value (000s)
Convertible Bonds - 0.1%
CONSUMER DISCRETIONARY - 0.0%
Auto Components - 0.0%
Exide Technologies 7.25% 4/30/27 pay-in-kind (b)(c)		$1,267	$190
ENERGY - 0.1%
Oil, Gas & Consumable Fuels - 0.1%
Denbury Resources, Inc. 6.375% 12/31/24 (b)		24,702	16,961

TOTAL CONVERTIBLE BONDS			17,151

Nonconvertible Bonds - 29.0%
COMMUNICATION SERVICES - 5.4%
Diversified Telecommunication Services - 1.3%
C&W Senior Financing Designated Activity Co. 6.875% 9/15/27 (b)		13,810	14,767
Frontier Communications Corp. 8.5% 4/1/26 (b)		20,255	20,508
GCI, Inc. 6.875% 4/15/25		8,000	8,360
Sable International Finance Ltd. 5.75% 9/7/27 (b)		9,165	9,692
SFR Group SA:
5.5% 1/15/28 (b)		13,345	13,713
7.375% 5/1/26 (b)		62,475	67,076
8.125% 2/1/27 (b)		4,495	5,062
Sprint Capital Corp.:
6.875% 11/15/28		29,107	31,363
8.75% 3/15/32		17,468	21,202
Telenet Finance Luxembourg Notes SARL 5.5% 3/1/28 (b)		9,200	9,821
U.S. West Communications:
6.875% 9/15/33		4,080	4,098
7.25% 9/15/25		955	1,098
UPCB Finance IV Ltd. 5.375% 1/15/25 (b)		8,745	8,990
Virgin Media Finance PLC 4.875% 2/15/22		10,085	10,261
			226,011
Entertainment - 0.5%
Lions Gate Entertainment Corp. 5.875% 11/1/24 (b)		2,640	2,680
Livent, Inc. 9.375% 10/15/04 (d)(e)		300	0
Netflix, Inc.:
4.375% 11/15/26		3,920	4,018
4.875% 4/15/28		16,980	17,637
5.375% 11/15/29 (b)		6,760	7,199
5.875% 11/15/28		38,210	42,358
New Cotai LLC/New Cotai Capital Corp. 10.625% 5/1/19 pay-in-kind (b)(c)(d)		19,050	8,382
			82,274
Media - 3.3%
Block Communications, Inc. 6.875% 2/15/25 (b)		5,740	5,955
CCO Holdings LLC/CCO Holdings Capital Corp.:
4.75% 3/1/30 (b)		53,630	54,704
5% 2/1/28 (b)		54,720	57,419
5.125% 2/15/23		18,635	18,821
5.125% 5/1/23 (b)		10,230	10,441
5.125% 5/1/27 (b)		42,005	44,315
5.375% 5/1/25 (b)		10,230	10,562
5.375% 6/1/29 (b)		31,835	33,984
5.5% 5/1/26 (b)		12,355	13,019
5.75% 9/1/23		4,645	4,732
5.75% 1/15/24		1,226	1,247
5.75% 2/15/26 (b)		13,895	14,660
5.875% 5/1/27 (b)		10,315	10,908
Cengage Learning, Inc. 9.5% 6/15/24 (b)		5,830	5,043
CSC Holdings LLC:
5.375% 2/1/28 (b)		13,855	14,773
5.5% 5/15/26 (b)		31,192	33,024
5.75% 1/15/30 (b)		61,690	65,854
6.5% 2/1/29 (b)		15,380	17,149
7.5% 4/1/28 (b)		8,475	9,577
Getty Images, Inc. 9.75% 3/1/27 (b)		12,745	12,649
iHeartCommunications, Inc.:
4.75% 1/15/28 (b)		4,965	5,089
11.25% 3/1/21 (e)		7,710	0
LCPR Senior Secured Financing DAC 6.75% 10/15/27 (b)		6,785	7,192
Nexstar Escrow, Inc. 5.625% 7/15/27 (b)		14,270	15,038
Outfront Media Capital LLC / Corp. 4.625% 3/15/30 (b)		6,620	6,736
Quebecor Media, Inc. 5.75% 1/15/23		14,205	15,430
Sirius XM Radio, Inc.:
4.625% 5/15/23 (b)		4,550	4,618
5% 8/1/27 (b)		8,740	9,221
5.375% 4/15/25 (b)		8,845	9,139
5.375% 7/15/26 (b)		7,940	8,434
Tegna, Inc. 5% 9/15/29 (b)		7,290	7,418
Videotron Ltd. 5.125% 4/15/27 (b)		7,325	7,838
Ziggo Bond Co. BV 6% 1/15/27 (b)		7,930	8,366
Ziggo Bond Finance BV 5.875% 1/15/25 (b)		825	850
Ziggo BV:
4.875% 1/15/30 (b)		4,805	4,960
5.5% 1/15/27 (b)		15,855	16,846
			566,011
Wireless Telecommunication Services - 0.3%
Intelsat Jackson Holdings SA:
5.5% 8/1/23		9,170	7,877
8.5% 10/15/24 (b)		12,990	11,832
9.75% 7/15/25 (b)		22,015	20,364
Sprint Corp. 7.625% 3/1/26		3,615	3,987
			44,060
TOTAL COMMUNICATION SERVICES			918,356
CONSUMER DISCRETIONARY - 2.5%
Auto Components - 0.4%
Allison Transmission, Inc.:
5% 10/1/24 (b)		7,960	8,149
5.875% 6/1/29 (b)		4,830	5,289
Exide Technologies:
10.75% 10/31/21 pay-in-kind (b)(c)(e)		610	567
11% 10/31/24 pay-in-kind (b)(c)(e)		1,560	1,014
11% 10/31/24 pay-in-kind (b)(c)(e)		632	285
ZF Europe Finance BV:
2% 2/23/26 (Reg. S)	EUR	33,700	38,661
3% 10/23/29 (Reg. S)	EUR	12,900	15,048
			69,013
Distributors - 0.0%
LKQ Corp. 4.75% 5/15/23		2,025	2,057
Diversified Consumer Services - 0.1%
GEMS MENASA Cayman Ltd. 7.125% 7/31/26 (b)		5,300	5,585
Service Corp. International 5.125% 6/1/29		3,420	3,634
			9,219
Hotels, Restaurants & Leisure - 1.4%
1011778 BC Unlimited Liability Co./New Red Finance, Inc.:
3.875% 1/15/28 (b)		5,535	5,549
4.375% 1/15/28 (b)		7,575	7,594
5% 10/15/25 (b)		39,105	40,376
Choice Hotels International, Inc. 5.75% 7/1/22		2,690	2,904
FelCor Lodging LP 6% 6/1/25		7,895	8,250
Golden Nugget, Inc.:
6.75% 10/15/24 (b)		14,400	14,904
8.75% 10/1/25 (b)		14,520	15,527
Hilton Domestic Operating Co., Inc.:
4.875% 1/15/30		11,025	11,680
5.125% 5/1/26		10,820	11,388
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp.:
4.625% 4/1/25		11,100	11,405
4.875% 4/1/27		5,210	5,536
KFC Holding Co./Pizza Hut Holding LLC:
4.75% 6/1/27 (b)		5,590	5,883
5% 6/1/24 (b)		6,145	6,368
5.25% 6/1/26 (b)		6,145	6,483
Marriott Ownership Resorts, Inc. 6.5% 9/15/26		5,580	6,075
MCE Finance Ltd.:
4.875% 6/6/25 (b)		17,840	18,317
5.25% 4/26/26 (b)		7,345	7,587
5.375% 12/4/29 (b)		4,785	4,909
Merlin Entertainments PLC 5.75% 6/15/26 (b)		7,215	7,900
Scientific Games Corp.:
7% 5/15/28 (b)		4,965	5,313
7.25% 11/15/29 (b)		4,965	5,399
Six Flags Entertainment Corp.:
4.875% 7/31/24 (b)		4,070	4,218
5.5% 4/15/27 (b)		2,160	2,303
Studio City Co. Ltd. 7.25% 11/30/21 (b)		4,230	4,321
Viking Cruises Ltd. 5.875% 9/15/27 (b)		3,395	3,628
Voc Escrow Ltd. 5% 2/15/28 (b)		6,285	6,584
Wynn Macau Ltd. 5.125% 12/15/29 (b)		9,840	10,042
Yum! Brands, Inc. 4.75% 1/15/30 (b)		6,265	6,563
			247,006
Household Durables - 0.2%
Lennar Corp. 4.75% 11/29/27		7,175	7,731
LGI Homes, Inc. 6.875% 7/15/26 (b)		7,205	7,547
TRI Pointe Homes, Inc. 5.875% 6/15/24		11,770	12,800
William Lyon Homes, Inc.:
5.875% 1/31/25		4,625	4,758
6% 9/1/23		4,385	4,571
			37,407
Internet & Direct Marketing Retail - 0.3%
Terrier Media Buyer, Inc. 8.875% 12/15/27 (b)		22,810	24,122
Zayo Group LLC/Zayo Capital, Inc.:
5.75% 1/15/27 (b)		19,125	19,436
6% 4/1/23		8,385	8,574
6.375% 5/15/25		1,440	1,484
			53,616
Specialty Retail - 0.1%
Lithia Motors, Inc. 4.625% 12/15/27 (b)		2,870	2,950
Penske Automotive Group, Inc. 5.5% 5/15/26		5,975	6,259
			9,209
TOTAL CONSUMER DISCRETIONARY			427,527
CONSUMER STAPLES - 1.4%
Food & Staples Retailing - 0.1%
KeHE Distributors LLC / KeHE Finance Corp. 8.625% 10/15/26 (b)		5,880	6,159
Performance Food Group, Inc. 5.5% 10/15/27 (b)		7,625	8,149
			14,308
Food Products - 1.3%
CF Industries Holdings, Inc.:
4.95% 6/1/43		35,788	37,309
5.15% 3/15/34		16,088	17,978
5.375% 3/15/44		31,829	34,694
JBS Investments II GmbH:
5.75% 1/15/28 (b)		6,485	6,838
7% 1/15/26 (b)		6,745	7,337
JBS U.S.A. LLC/JBS U.S.A. Finance, Inc.:
5.75% 6/15/25 (b)		17,240	17,843
6.75% 2/15/28 (b)		10,725	11,851
JBS U.S.A. Lux SA / JBS Food Co.:
5.5% 1/15/30 (b)		12,225	13,131
6.5% 4/15/29 (b)		17,835	19,820
Lamb Weston Holdings, Inc.:
4.625% 11/1/24 (b)		5,230	5,550
4.875% 11/1/26 (b)		5,285	5,602
Pilgrim's Pride Corp. 5.75% 3/15/25 (b)		12,675	13,101
Post Holdings, Inc.:
5% 8/15/26 (b)		12,030	12,707
5.5% 3/1/25 (b)		6,385	6,688
5.5% 12/15/29 (b)		9,145	9,751
5.75% 3/1/27 (b)		4,885	5,239
			225,439
Personal Products - 0.0%
First Quality Finance Co., Inc. 5% 7/1/25 (b)		2,840	2,955
TOTAL CONSUMER STAPLES			242,702
ENERGY - 4.1%
Energy Equipment & Services - 0.4%
Exterran Energy Solutions LP 8.125% 5/1/25		3,270	3,221
Forum Energy Technologies, Inc. 6.25% 10/1/21		10,950	9,663
Jonah Energy LLC 7.25% 10/15/25 (b)		10,845	3,199
Nabors Industries, Inc.:
5.1% 9/15/23		9,472	8,505
5.75% 2/1/25		11,690	10,521
Nine Energy Service, Inc. 8.75% 11/1/23 (b)		3,620	2,932
NuStar Logistics LP 6% 6/1/26		7,285	7,704
Oceaneering International, Inc. 6% 2/1/28		350	343
SESI LLC 7.75% 9/15/24		4,340	2,886
Summit Midstream Holdings LLC 5.75% 4/15/25		3,405	2,601
Transocean, Inc.:
7.25% 11/1/25 (b)		7,140	6,997
7.5% 1/15/26 (b)		7,620	7,525
			66,097
Oil, Gas & Consumable Fuels - 3.7%
Antero Midstream Partners LP/Antero Midstream Finance Corp. 5.75% 1/15/28 (b)		9,040	7,865
Antero Resources Corp. 5.625% 6/1/23 (Reg. S)		1,645	1,320
Antero Resources Finance Corp. 5.375% 11/1/21		1,900	1,809
Callon Petroleum Co. 6.125% 10/1/24		2,855	2,909
Carrizo Oil & Gas, Inc. 6.25% 4/15/23		5,395	5,475
Chesapeake Energy Corp.:
7% 10/1/24		190	114
8% 1/15/25		165	98
11.5% 1/1/25 (b)		14,711	13,902
Citgo Holding, Inc. 9.25% 8/1/24 (b)		16,430	17,621
CNX Midstream Partners LP 6.5% 3/15/26 (b)		3,935	3,630
Comstock Escrow Corp. 9.75% 8/15/26		36,490	33,115
Consolidated Energy Finance SA:
3 month U.S. LIBOR + 3.750% 5.6436% 6/15/22 (b)(c)(f)		1,820	1,805
6.5% 5/15/26 (b)		19,195	17,995
6.875% 6/15/25 (b)		6,400	6,112
Covey Park Energy LLC 7.5% 5/15/25 (b)		6,555	5,637
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp.:
5.625% 5/1/27 (b)		11,025	11,177
5.75% 4/1/25		2,960	3,027
CVR Refining LLC/Coffeyville Finance, Inc. 6.5% 11/1/22		18,040	18,266
DCP Midstream LLC 5.85% 5/21/43 (b)(c)		10,780	10,025
Denbury Resources, Inc.:
7.75% 2/15/24 (b)		26,375	23,342
9% 5/15/21 (b)		27,890	26,984
9.25% 3/31/22 (b)		4,210	3,968
EG Global Finance PLC 8.5% 10/30/25 (b)		6,980	7,408
Endeavor Energy Resources LP/EER Finance, Inc.:
5.5% 1/30/26 (b)		5,820	6,009
5.75% 1/30/28 (b)		10,149	10,669
Energy Transfer Equity LP 5.5% 6/1/27		12,065	12,260
EnLink Midstream Partners LP:
4.15% 6/1/25		3,795	3,567
4.4% 4/1/24		1,990	1,930
EP Energy LLC/Everest Acquisition Finance, Inc. 7.75% 5/15/26 (b)(d)		55,595	39,750
EQT Corp. 3.9% 10/1/27		15,848	14,823
Extraction Oil & Gas, Inc. 7.375% 5/15/24 (b)		4,315	2,697
Genesis Energy LP/Genesis Energy Finance Corp. 6.25% 5/15/26		5,405	5,162
Global Partners LP/GLP Finance Corp. 7% 6/15/23		8,125	8,369
Hess Infrastructure Partners LP 5.625% 2/15/26 (b)		9,140	9,514
Hess Midstream Partners LP 5.125% 6/15/28 (b)		6,600	6,683
Hilcorp Energy I LP/Hilcorp Finance Co.:
5% 12/1/24 (b)		7,550	7,301
5.75% 10/1/25 (b)		8,135	7,932
6.25% 11/1/28 (b)		7,130	6,774
Holly Energy Partners LP/Holly Finance Corp. 6% 8/1/24 (b)		4,995	5,207
Indigo Natural Resources LLC 6.875% 2/15/26 (b)		13,168	12,378
MPLX LP 6.375% 5/1/24 (b)		3,185	3,330
Murphy Oil U.S.A., Inc.:
4.75% 9/15/29		4,155	4,388
5.625% 5/1/27		3,665	3,931
Newfield Exploration Co. 5.375% 1/1/26		6,813	7,383
NGL Energy Partners LP/NGL Energy Finance Corp.:
6.125% 3/1/25		7,455	7,026
7.5% 4/15/26 (b)		7,355	7,116
NGPL PipeCo LLC:
4.375% 8/15/22 (b)		1,800	1,869
4.875% 8/15/27 (b)		1,800	1,911
PBF Holding Co. LLC/PBF Finance Corp.:
7% 11/15/23		20,663	21,438
7.25% 6/15/25		13,580	14,497
PBF Logistics LP/PBF Logistics Finance, Inc. 6.875% 5/15/23		6,110	6,293
PDC Energy, Inc. 6.125% 9/15/24		2,480	2,511
Range Resources Corp.:
4.875% 5/15/25		5,430	4,643
5% 3/15/23		26,095	24,003
Sanchez Energy Corp.:
6.125% 1/15/23 (d)		19,995	900
7.25% 2/15/23 (b)(d)		14,310	9,302
SM Energy Co.:
5.625% 6/1/25		5,060	4,803
6.625% 1/15/27		21,705	21,333
6.75% 9/15/26		3,175	3,112
Southern Star Central Corp. 5.125% 7/15/22 (b)		4,930	4,979
Southwestern Energy Co.:
4.1% 3/15/22		10,780	10,551
6.2% 1/23/25 (c)		1,095	1,004
7.5% 4/1/26		12,420	11,489
7.75% 10/1/27		7,830	7,252
SRC Energy, Inc. 6.25% 12/1/25		4,370	4,403
Sunoco LP/Sunoco Finance Corp.:
4.875% 1/15/23		5,390	5,511
5.5% 2/15/26		6,865	7,122
Teine Energy Ltd. 6.875% 9/30/22 (b)		8,820	8,820
Tennessee Gas Pipeline Co. 7.625% 4/1/37		2,585	3,513
Ultra Resources, Inc. 11% 7/12/24 pay-in-kind		6,429	1,029
Unit Corp. 6.625% 5/15/21		1,660	913
W&T Offshore, Inc. 9.75% 11/1/23 (b)		24,200	23,081
Whiting Petroleum Corp. 6.625% 1/15/26		4,965	3,384
			627,469
TOTAL ENERGY			693,566
FINANCIALS - 4.6%
Banks - 0.5%
Citigroup, Inc. 0.5% 10/8/27 (Reg. S) (c)	EUR	24,553	27,272
Danske Bank A/S 2.5% 6/21/29 (Reg. S) (c)	EUR	22,065	26,005
HBOS PLC 4.5% 3/18/30 (c)	EUR	12,510	16,344
UniCredit SpA 6.95% 10/31/22 (Reg. S)	EUR	13,154	17,212
			86,833
Capital Markets - 0.2%
AssuredPartners, Inc. 7% 8/15/25 (b)		2,930	2,980
Balboa Merger Sub, Inc. 11.375% 12/1/21 (b)		15,325	15,881
j2 Cloud Services LLC/j2 Global Communications, Inc. 6% 7/15/25 (b)		4,875	5,168
MSCI, Inc.:
4% 11/15/29 (b)		3,780	3,832
5.25% 11/15/24 (b)		1,939	1,992
5.75% 8/15/25 (b)		5,060	5,307
			35,160
Consumer Finance - 2.5%
Ally Financial, Inc.:
8% 11/1/31		155,842	216,324
8% 11/1/31		16,761	22,969
Navient Corp.:
5.5% 1/25/23		29,395	31,379
5.875% 10/25/24		20,960	22,427
6.125% 3/25/24		10,325	11,203
6.5% 6/15/22		5,655	6,129
7.25% 1/25/22		22,745	24,711
7.25% 9/25/23		3,440	3,887
Springleaf Finance Corp.:
5.375% 11/15/29		5,560	5,804
6.625% 1/15/28		4,415	4,984
6.875% 3/15/25		30,605	34,813
7.125% 3/15/26		41,215	47,653
			432,283
Disc-Real Estate Inv Trusts - 0.0%
The GEO Group, Inc. 5.125% 4/1/23		5,735	5,377
Diversified Financial Services - 1.0%
Avolon Holdings Funding Ltd.:
5.125% 10/1/23 (b)		2,050	2,210
5.25% 5/15/24 (b)		11,080	12,095
5.5% 1/15/23 (b)		3,275	3,531
Enviva Partners LP / Enviva Partners Finance Corp. 6.5% 1/15/26 (b)		6,600	7,066
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
5.25% 5/15/27 (b)		11,890	12,159
6.25% 5/15/26		14,625	15,576
6.375% 12/15/25		32,405	33,985
6.75% 2/1/24		6,490	6,733
James Hardie International Finance Ltd.:
4.75% 1/15/25 (b)		5,220	5,416
5% 1/15/28 (b)		5,270	5,534
KfW 1.125% 5/9/33 (Reg. S)	EUR	30,350	37,786
Park Aerospace Holdings Ltd.:
4.5% 3/15/23 (b)		2,670	2,795
5.25% 8/15/22 (b)		5,645	6,014
5.5% 2/15/24 (b)		490	538
Starfruit Finco BV / Starfruit U.S. Holdco LLC 8% 10/1/26 (b)		6,567	6,961
Tempo Acquisition LLC 6.75% 6/1/25 (b)		5,340	5,514
			163,913
Insurance - 0.2%
Acrisure LLC 10.125% 8/1/26 (b)		6,810	7,338
Acrisure LLC / Acrisure Finance, Inc.:
7% 11/15/25 (b)		10,530	10,161
8.125% 2/15/24 (b)		7,875	8,564
Alliant Holdings Intermediate LLC 6.75% 10/15/27 (b)		3,340	3,577
AmWINS Group, Inc. 7.75% 7/1/26 (b)		3,600	3,978
HUB International Ltd. 7% 5/1/26 (b)		6,980	7,381
			40,999
Mortgage Real Estate Investment Trusts - 0.1%
Starwood Property Trust, Inc. 4.75% 3/15/25		6,855	7,232
Thrifts & Mortgage Finance - 0.1%
Nationwide Building Society 2% 7/25/29 (Reg. S) (c)	EUR	13,637	15,891
TOTAL FINANCIALS			787,688
HEALTH CARE - 3.7%
Health Care Equipment & Supplies - 0.2%
Becton Dickinson Euro Finance SARL 1.208% 6/4/26	EUR	22,544	25,893
Hologic, Inc.:
4.375% 10/15/25 (b)		3,700	3,820
4.625% 2/1/28 (b)		2,505	2,655
NVA Holdings, Inc. 6.875% 4/1/26 (b)		3,860	4,174
Teleflex, Inc. 4.625% 11/15/27		2,930	3,105
			39,647
Health Care Providers & Services - 2.7%
BCPE Cycle Merger Sub II, Inc. 10.625% 7/15/27 (b)		18,900	19,373
Centene Corp.:
4.25% 12/15/27 (b)		6,820	7,016
4.625% 12/15/29 (b)		23,795	25,076
4.75% 1/15/25 (b)		5,425	5,635
5.375% 6/1/26 (b)		18,035	19,140
Community Health Systems, Inc.:
8% 3/15/26 (b)		39,035	40,206
8.125% 6/30/24 (b)		41,342	33,900
8.625% 1/15/24 (b)		28,810	30,539
9.875% 6/30/23 (b)		21,652	18,837
Encompass Health Corp. 5.75% 11/1/24		10,048	10,161
HCA Holdings, Inc.:
4.75% 5/1/23		11,330	12,130
5.25% 4/15/25		25,000	27,946
5.25% 6/15/26		9,875	11,053
5.375% 2/1/25		14,275	15,786
5.375% 9/1/26		7,690	8,565
5.625% 9/1/28		18,590	21,185
5.875% 5/1/23		11,900	13,151
5.875% 2/15/26		17,697	20,124
5.875% 2/1/29		21,185	24,495
Horizon Pharma U.S.A., Inc. 5.5% 8/1/27 (b)		7,300	7,885
MPH Acquisition Holdings LLC 7.125% 6/1/24 (b)		4,280	4,141
Polaris Intermediate Corp. 8.5% 12/1/22 pay-in-kind (b)(c)		17,655	16,441
Tenet Healthcare Corp.:
4.625% 7/15/24		3,640	3,726
4.625% 9/1/24 (b)		7,305	7,616
4.875% 1/1/26 (b)		18,260	19,126
5.125% 5/1/25		3,640	3,749
5.125% 11/1/27 (b)		10,955	11,571
6.25% 2/1/27 (b)		11,115	11,963
Vizient, Inc. 6.25% 5/15/27 (b)		1,690	1,808
Wellcare Health Plans, Inc.:
5.25% 4/1/25		5,705	5,933
5.375% 8/15/26 (b)		4,655	4,958
			463,235
Health Care Technology - 0.1%
IMS Health, Inc. 5% 5/15/27 (b)		7,290	7,712
Life Sciences Tools & Services - 0.1%
Avantor, Inc. 6% 10/1/24 (b)		7,285	7,767
Charles River Laboratories International, Inc. 4.25% 5/1/28 (b)		2,045	2,083
			9,850
Pharmaceuticals - 0.6%
Catalent Pharma Solutions:
4.875% 1/15/26 (b)		2,365	2,448
5% 7/15/27 (b)		2,295	2,404
Mylan NV 3.125% 11/22/28 (Reg. S)	EUR	21,360	27,184
Valeant Pharmaceuticals International, Inc.:
5% 1/30/28 (b)		8,220	8,437
5.25% 1/30/30 (b)		8,220	8,524
5.5% 11/1/25 (b)		18,405	19,233
5.75% 8/15/27 (b)		1,925	2,089
7% 1/15/28 (b)		14,595	16,055
7.25% 5/30/29 (b)		7,295	8,335
8.5% 1/31/27 (b)		13,035	14,844
			109,553
TOTAL HEALTH CARE			629,997
INDUSTRIALS - 2.4%
Aerospace & Defense - 1.5%
BBA U.S. Holdings, Inc. 5.375% 5/1/26 (b)		2,610	2,747
Bombardier, Inc.:
6.125% 1/15/23 (b)		6,640	6,809
7.5% 12/1/24 (b)		1,850	1,944
7.5% 3/15/25 (b)		28,995	29,901
7.875% 4/15/27 (b)		20,865	21,465
BWX Technologies, Inc. 5.375% 7/15/26 (b)		4,990	5,289
DAE Funding LLC 4% 8/1/20 (b)		3,095	3,109
Moog, Inc. 4.25% 12/15/27 (b)		2,025	2,061
TransDigm UK Holdings PLC 6.875% 5/15/26		21,085	22,456
TransDigm, Inc.:
5.5% 11/15/27 (b)		57,420	58,065
6.25% 3/15/26 (b)		11,120	12,039
6.375% 6/15/26		37,890	40,187
6.5% 5/15/25		9,710	10,098
7.5% 3/15/27		11,028	12,062
Wolverine Escrow LLC:
8.5% 11/15/24 (b)		8,275	8,565
9% 11/15/26 (b)		11,585	12,135
13.125% 11/15/27 (b)		6,620	6,802
			255,734
Airlines - 0.1%
Air Canada 2013-1 Pass Through Trust 5.375% 11/15/22 (b)		1,725	1,773
Continental Airlines, Inc. pass-thru certificates 6.903% 10/19/23		205	215
Delta Air Lines, Inc. pass-thru trust certificates 8.021% 2/10/24		2,392	2,615
Hawaiian Airlines pass-thru certificates Series 2013-1 Class B, 4.95% 7/15/23		3,203	3,262
U.S. Airways pass-thru certificates:
Series 2011-1 Class A, 7.125% 4/22/25		4,904	5,505
Series 2012-2 Class B, 6.75% 12/3/22		2,339	2,455
Series 2013-1 Class B, 5.375% 5/15/23		3,077	3,201
			19,026
Building Products - 0.0%
Advanced Drain Systems, Inc. 5% 9/30/27 (b)		1,400	1,444
Commercial Services & Supplies - 0.3%
ADS Waste Holdings, Inc. 5.625% 11/15/24 (b)		6,910	7,186
Covanta Holding Corp.:
5.875% 3/1/24		5,895	6,064
5.875% 7/1/25		1,995	2,105
6% 1/1/27		7,080	7,469
IAA Spinco, Inc. 5.5% 6/15/27 (b)		2,830	3,007
KAR Auction Services, Inc. 5.125% 6/1/25 (b)		6,210	6,458
Kissner Holdings LP/Kissner Milling Co. Ltd./BSC Holding, Inc./Kissner U.S.A. 8.375% 12/1/22 (b)		6,490	6,790
Ritchie Bros. Auctioneers, Inc. 5.375% 1/15/25 (b)		2,315	2,413
The Brink's Co. 4.625% 10/15/27 (b)		7,200	7,416
			48,908
Construction & Engineering - 0.1%
AECOM 5.125% 3/15/27		7,490	8,052
JMC Steel Group, Inc. 9.875% 6/15/23 (b)		2,090	2,197
Odebrecht Finance Ltd.:
4.375% 4/25/25 (b)(d)		7,474	339
5.25% 6/27/29 (b)(d)		6,800	338
7.125% 6/26/42 (b)(d)		3,310	149
			11,075
Electrical Equipment - 0.1%
Sensata Technologies BV 5% 10/1/25 (b)		8,215	8,924
Vertiv Group Corp. 9.25% 10/15/24 (b)		4,480	4,816
			13,740
Machinery - 0.0%
Stevens Holding Co., Inc. 6.125% 10/1/26 (b)		1,880	2,054
Marine - 0.0%
Navios South American Logistics, Inc./Navios Logistics Finance U.S., Inc. 7.25% 5/1/22 (b)		7,680	7,488
Professional Services - 0.0%
ASGN, Inc. 4.625% 5/15/28 (b)		5,670	5,828
Road & Rail - 0.2%
Uber Technologies, Inc.:
7.5% 9/15/27 (b)		12,370	12,691
8% 11/1/26 (b)		15,060	15,700
			28,391
Trading Companies & Distributors - 0.1%
FLY Leasing Ltd. 5.25% 10/15/24		5,695	5,937
United Rentals North America, Inc.:
3.875% 11/15/27		3,345	3,415
5.5% 5/15/27		4,980	5,335
			14,687
TOTAL INDUSTRIALS			408,375
INFORMATION TECHNOLOGY - 0.9%
Electronic Equipment & Components - 0.0%
MTS Systems Corp. 5.75% 8/15/27 (b)		1,905	1,991
IT Services - 0.3%
Banff Merger Sub, Inc. 9.75% 9/1/26 (b)		21,010	21,273
Camelot Finance SA 4.5% 11/1/26 (b)		6,365	6,540
CDW LLC/CDW Finance Corp. 5% 9/1/25		3,980	4,159
Fidelity National Information Services, Inc. 1.5% 5/21/27	EUR	16,359	19,381
Go Daddy Operating Co. LLC / GD Finance Co., Inc. 5.25% 12/1/27 (b)		5,665	5,962
GTT Communications, Inc. 7.875% 12/31/24 (b)		320	242
			57,557
Semiconductors & Semiconductor Equipment - 0.1%
Qorvo, Inc. 5.5% 7/15/26		3,615	3,850
Sensata Technologies UK Financing Co. PLC 6.25% 2/15/26 (b)		7,880	8,491
			12,341
Software - 0.4%
Ascend Learning LLC:
6.875% 8/1/25 (b)		7,330	7,697
6.875% 8/1/25 (b)		2,480	2,604
CDK Global, Inc. 5.875% 6/15/26		2,670	2,852
Ensemble S Merger Sub, Inc. 9% 9/30/23 (b)		13,310	13,676
Fair Isaac Corp. 4% 6/15/28 (b)		6,420	6,468
JDA Escrow LLC/JDA Bond Finance, Inc. 7.375% 10/15/24 (b)		2,820	2,929
Nortonlifelock, Inc. 5% 4/15/25 (b)		6,360	6,495
Open Text Corp. 5.875% 6/1/26 (b)		6,000	6,420
Parametric Technology Corp. 6% 5/15/24		2,430	2,536
Veritas U.S., Inc./Veritas Bermuda Ltd.:
7.5% 2/1/23 (b)		9,915	9,890
10.5% 2/1/24 (b)		12,470	11,535
			73,102
Technology Hardware, Storage & Peripherals - 0.1%
NCR Corp.:
5.75% 9/1/27 (b)		5,480	5,836
6.125% 9/1/29 (b)		5,480	5,946
			11,782
TOTAL INFORMATION TECHNOLOGY			156,773
MATERIALS - 1.9%
Chemicals - 0.4%
Element Solutions, Inc. 5.875% 12/1/25 (b)		10,955	11,462
LSB Industries, Inc. 9.625% 5/1/23 (b)		3,600	3,697
Neon Holdings, Inc. 10.125% 4/1/26 (b)		7,305	7,268
NOVA Chemicals Corp.:
4.875% 6/1/24 (b)		9,095	9,391
5.25% 6/1/27 (b)		7,795	8,009
OCI NV:
5.25% 11/1/24 (b)		10,040	10,417
6.625% 4/15/23 (b)		3,185	3,320
SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp. 7.5% 6/15/25 (b)		5,880	5,655
The Chemours Co. LLC 5.375% 5/15/27		1,215	1,075
Valvoline, Inc. 5.5% 7/15/24		2,920	3,030
			63,324
Construction Materials - 0.0%
Summit Materials LLC/Summit Materials Finance Corp. 5.125% 6/1/25 (b)		3,060	3,144
U.S. Concrete, Inc. 6.375% 6/1/24		3,885	4,055
			7,199
Containers & Packaging - 0.4%
ARD Finance SA 6.5% 6/30/27 pay-in-kind (b)(c)		6,625	6,850
Cascades, Inc.:
5.125% 1/15/26 (b)		3,310	3,401
5.375% 1/15/28 (b)		3,310	3,401
Crown Cork & Seal, Inc.:
7.375% 12/15/26		16,535	19,635
7.5% 12/15/96		7,695	8,484
Labl Escrow Issuer LLC:
6.75% 7/15/26 (b)		11,010	11,698
10.5% 7/15/27 (b)		7,340	7,503
Trivium Packaging Finance BV:
5.5% 8/15/26 (b)		4,195	4,420
8.5% 8/15/27 (b)		7,180	7,988
			73,380
Metals & Mining - 1.0%
Alcoa Nederland Holding BV:
6.125% 5/15/28 (b)		2,110	2,284
6.75% 9/30/24 (b)		5,350	5,629
7% 9/30/26 (b)		4,430	4,834
Aleris International, Inc. 6% 6/1/20 (b)(e)		63	63
Algoma Steel SCA 0% 12/31/23 (e)		1,518	1,154
ArcelorMittal SA 1.75% 11/19/25 (Reg. S)	EUR	19,543	22,228
Cleveland-Cliffs, Inc.:
4.875% 1/15/24 (b)		7,215	7,368
5.75% 3/1/25		1,889	1,864
5.875% 6/1/27 (b)		11,010	10,570
Commercial Metals Co. 5.75% 4/15/26		5,405	5,648
Compass Minerals International, Inc. 6.75% 12/1/27 (b)		14,455	15,358
First Quantum Minerals Ltd.:
6.5% 3/1/24 (b)		4,850	4,861
6.875% 3/1/26 (b)		14,330	14,478
7.5% 4/1/25 (b)		8,255	8,475
FMG Resources (August 2006) Pty Ltd.:
4.5% 9/15/27 (b)		5,450	5,586
4.75% 5/15/22 (b)		4,780	4,935
5.125% 3/15/23 (b)		7,615	8,043
5.125% 5/15/24 (b)		5,885	6,253
Freeport-McMoRan, Inc. 5.45% 3/15/43		3,585	3,710
Infrabuild Australia Pty Ltd. 12% 10/1/24 (b)		5,460	5,628
Joseph T Ryerson & Son, Inc. 11% 5/15/22 (b)		4,505	4,753
Kaiser Aluminum Corp. 4.625% 3/1/28 (b)		6,615	6,787
Mineral Resources Ltd. 8.125% 5/1/27 (b)		11,025	12,100
Murray Energy Corp.:
11.25% 4/15/21 (b)(d)		5,925	0
12% 4/15/24 pay-in-kind (b)(c)(d)		6,364	0
United States Steel Corp. 6.25% 3/15/26		7,180	6,140
			168,749
Paper & Forest Products - 0.1%
Boise Cascade Co. 5.625% 9/1/24 (b)		1,355	1,409
Mercer International, Inc. 7.375% 1/15/25		7,280	7,837
NewPage Corp. 3 month U.S. LIBOR + 6.250% 6.7159% 5/1/12 (c)(d)(e)(f)		4,230	0
			9,246
TOTAL MATERIALS			321,898
REAL ESTATE - 0.6%
Equity Real Estate Investment Trusts (REITs) - 0.5%
Iron Mountain, Inc. 4.875% 9/15/29 (b)		14,590	14,821
MPT Operating Partnership LP/MPT Finance Corp.:
4.625% 8/1/29		10,950	11,279
5% 10/15/27		15,435	16,361
5.25% 8/1/26		4,830	5,103
6.375% 3/1/24		2,335	2,428
The GEO Group, Inc.:
5.875% 10/15/24		3,710	3,367
6% 4/15/26		5,755	5,108
VICI Properties, Inc.:
4.25% 12/1/26 (b)		12,650	13,030
4.625% 12/1/29 (b)		7,220	7,545
			79,042
Real Estate Management & Development - 0.1%
Howard Hughes Corp. 5.375% 3/15/25 (b)		7,940	8,277
Taylor Morrison Communities, Inc./Monarch Communities, Inc.:
5.625% 3/1/24 (b)		775	837
5.875% 6/15/27 (b)		5,610	6,171
			15,285
TOTAL REAL ESTATE			94,327
UTILITIES - 1.5%
Electric Utilities - 0.9%
Clearway Energy Operating LLC 4.75% 3/15/28 (b)		4,055	4,111
NextEra Energy Partners LP:
4.25% 9/15/24 (b)		4,825	5,018
4.5% 9/15/27 (b)		3,355	3,498
Pacific Gas & Electric Co.:
3.5% 10/1/20 (d)		3,350	3,358
3.75% 8/15/42 (d)		6,290	6,290
3.95% 12/1/47 (d)		32,835	32,582
4% 12/1/46 (d)		14,690	14,580
4.25% 3/15/46 (d)		1,475	1,490
4.3% 3/15/45 (d)		3,690	3,745
5.8% 3/1/37 (d)		7,660	7,986
6.05% 3/1/34 (d)		23,455	24,569
Vistra Operations Co. LLC:
5% 7/31/27 (b)		13,800	14,421
5.5% 9/1/26 (b)		9,975	10,574
5.625% 2/15/27 (b)		17,455	18,393
			150,615
Gas Utilities - 0.2%
Southern Natural Gas Co.:
7.35% 2/15/31		14,890	19,671
8% 3/1/32		9,400	13,602
			33,273
Independent Power and Renewable Electricity Producers - 0.4%
NextEra Energy Partners LP 4.25% 7/15/24 (b)		7,335	7,638
NRG Energy, Inc.:
5.75% 1/15/28		20,240	21,960
6.625% 1/15/27		15,685	17,018
Pattern Energy Group, Inc. 5.875% 2/1/24 (b)		3,540	3,642
TerraForm Power Operating LLC:
4.25% 1/31/23 (b)		3,700	3,809
4.75% 1/15/30 (b)		6,690	6,807
5% 1/31/28 (b)		3,715	3,928
The AES Corp. 4.5% 3/15/23		3,065	3,142
			67,944
TOTAL UTILITIES			251,832

TOTAL NONCONVERTIBLE BONDS			4,933,041

TOTAL CORPORATE BONDS
(Cost $4,734,309)			4,950,192

U.S. Government and Government Agency Obligations - 16.9%
U.S. Government Agency Obligations - 0.1%
Private Export Funding Corp. Secured 1.75% 11/15/24		11,520	11,428
Tennessee Valley Authority:
5.25% 9/15/39		$2,106	$2,899
5.375% 4/1/56		3,503	5,303

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS			19,630

U.S. Treasury Obligations - 16.5%
U.S. Treasury Bonds:
2.375% 11/15/49		21,877	21,779
2.5% 2/15/45 (g)(h)(i)		216,056	220,172
2.875% 5/15/49		7,100	7,825
3% 2/15/49		185,540	209,074
4.75% 2/15/37 (g)(h)(j)		74,200	101,990
5.25% 2/15/29 (g)		5,406	6,909
6.125% 8/15/29 (g)(h)		3,663	5,018
7.5% 11/15/24		5,690	7,221
U.S. Treasury Notes:
1.375% 2/29/20		10,262	10,257
1.375% 4/30/20		45,349	45,306
1.375% 8/31/23		11,000	10,890
1.5% 4/15/20		64,333	64,315
1.5% 7/15/20		70,638	70,594
1.5% 8/31/21		22,000	21,961
1.5% 9/30/21		124,780	124,559
1.5% 9/30/24		29,190	28,919
1.5% 10/31/24		5,380	5,330
1.625% 6/30/20		1,783	1,783
1.625% 8/31/22		27,162	27,171
1.625% 5/31/23		19,717	19,704
1.625% 9/30/26		87,297	86,153
1.625% 11/30/26		27,482	27,101
1.625% 8/15/29		15,107	14,705
1.75% 7/31/21		9,325	9,346
1.75% 11/15/29		2,500	2,460
1.875% 7/31/22		43,433	43,720
2% 1/31/20		8,000	8,002
2% 9/30/20		25,149	25,213
2% 8/15/25		10,027	10,154
2.125% 12/31/22		3,561	3,613
2.125% 3/31/24		56,643	57,647
2.125% 7/31/24		118,408	120,601
2.125% 5/15/25 (g)		17,843	18,192
2.25% 2/29/20		25,500	25,523
2.25% 3/31/21		9,900	9,974
2.25% 7/31/21		52,019	52,533
2.25% 4/30/24		24,428	24,994
2.25% 12/31/24		92,748	95,127
2.25% 3/31/26		34,717	35,635
2.375% 4/15/21		74,550	75,259
2.5% 12/31/20		150,000	151,241
2.5% 1/31/21		42,832	43,221
2.5% 2/28/21		90,000	90,868
2.5% 1/15/22		242,316	246,616
2.5% 1/31/24		10,640	10,981
2.5% 2/28/26		105,297	109,615
2.625% 8/31/20		30,000	30,192
2.625% 12/31/23		69,183	71,706
2.625% 2/15/29		61,489	65,119
2.75% 9/30/20		79,581	80,219
2.75% 6/30/25		61,537	64,755
2.875% 11/30/25		46,425	49,273
3.125% 11/15/28		31,330	34,425

TOTAL U.S. TREASURY OBLIGATIONS			2,804,960

Other Government Related - 0.3%
National Credit Union Administration Guaranteed Notes:
Series 2010-A1 Class A, 1 month U.S. LIBOR + 0.350% 2.0676% 12/7/20 (NCUA Guaranteed) (c)(f)		1,425	1,425
Series 2011-R1 Class 1A, 1 month U.S. LIBOR + 0.450% 2.1631% 1/8/20 (NCUA Guaranteed) (c)(f)		1,660	1,661
National Credit Union Administration Guaranteed Notes Master Trust 3.45% 6/12/21 (NCUA Guaranteed)		49,900	50,935

TOTAL OTHER GOVERNMENT RELATED			54,021

TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS
(Cost $2,781,948)			2,878,611

U.S. Government Agency - Mortgage Securities - 1.5%
Fannie Mae - 0.3%
12 month U.S. LIBOR + 1.365% 3.693% 10/1/35 (c)(f)		29	30
12 month U.S. LIBOR + 1.490% 4.233% 1/1/35 (c)(f)		109	113
12 month U.S. LIBOR + 1.553% 4.345% 6/1/36 (c)(f)		19	19
12 month U.S. LIBOR + 1.565% 4.69% 3/1/37 (c)(f)		44	45
12 month U.S. LIBOR + 1.610% 4.26% 3/1/33 (c)(f)		74	77
12 month U.S. LIBOR + 1.640% 4.157% 6/1/47 (c)(f)		92	97
12 month U.S. LIBOR + 1.650% 4.346% 11/1/36 (c)(f)		18	19
12 month U.S. LIBOR + 1.710% 4.585% 6/1/42 (c)(f)		118	122
12 month U.S. LIBOR + 1.730% 4.647% 7/1/35 (c)(f)		82	86
12 month U.S. LIBOR + 1.760% 4.705% 2/1/37 (c)(f)		283	295
12 month U.S. LIBOR + 1.800% 4.499% 7/1/41 (c)(f)		183	192
12 month U.S. LIBOR + 1.800% 4.708% 1/1/42 (c)(f)		355	367
12 month U.S. LIBOR + 1.810% 4.537% 7/1/41 (c)(f)		106	111
12 month U.S. LIBOR + 1.810% 4.894% 2/1/42 (c)(f)		378	392
12 month U.S. LIBOR + 1.818% 4.068% 9/1/41 (c)(f)		64	67
12 month U.S. LIBOR + 1.830% 3.907% 10/1/41 (c)(f)		57	59
12 month U.S. LIBOR + 1.851% 4.58% 5/1/36 (c)(f)		16	16
12 month U.S. LIBOR + 1.885% 4.926% 4/1/36 (c)(f)		253	266
12 month U.S. LIBOR + 1.890% 4.768% 8/1/35 (c)(f)		101	105
6 month U.S. LIBOR + 1.550% 3.865% 9/1/33 (c)(f)		258	266
3% 5/1/33 to 7/1/33		6,557	6,760
3.5% 7/1/32		11,031	11,510
4% 5/1/29 to 12/1/48		6,479	6,754
4.5% 11/1/25		1,217	1,264
5% 2/1/22 to 5/1/22		8	8
5.5% 12/1/39 to 5/1/44		20,569	22,948
6% to 6% 1/1/34 to 6/1/36		2,465	2,814
6.5% 2/1/22 to 8/1/36		3,649	4,183
7.5% 1/1/28		22	25

TOTAL FANNIE MAE			59,010

Freddie Mac - 0.4%
12 month U.S. LIBOR + 1.320% 3.832% 1/1/36 (c)(f)		54	55
12 month U.S. LIBOR + 1.600% 4.35% 7/1/35 (c)(f)		50	53
12 month U.S. LIBOR + 1.750% 4.006% 9/1/41 (c)(f)		976	1,011
12 month U.S. LIBOR + 1.790% 4.109% 4/1/37 (c)(f)		62	65
12 month U.S. LIBOR + 1.870% 4.817% 4/1/41 (c)(f)		46	48
12 month U.S. LIBOR + 1.880% 3.838% 10/1/41 (c)(f)		487	505
12 month U.S. LIBOR + 1.880% 4.13% 9/1/41 (c)(f)		77	81
12 month U.S. LIBOR + 1.880% 4.443% 10/1/42 (c)(f)		477	498
12 month U.S. LIBOR + 1.910% 4.66% 6/1/41 (c)(f)		81	84
12 month U.S. LIBOR + 1.910% 4.734% 6/1/41 (c)(f)		157	164
12 month U.S. LIBOR + 1.910% 4.785% 5/1/41 (c)(f)		122	129
12 month U.S. LIBOR + 1.910% 4.813% 5/1/41 (c)(f)		141	147
12 month U.S. LIBOR + 2.045% 4.784% 7/1/36 (c)(f)		92	97
6 month U.S. LIBOR + 1.445% 3.695% 3/1/35 (c)(f)		32	33
6 month U.S. LIBOR + 1.660% 3.915% 1/1/37 (c)(f)		117	122
6 month U.S. LIBOR + 1.661% 4.199% 2/1/37 (c)(f)		54	56
6 month U.S. LIBOR + 1.720% 4.247% 8/1/37 (c)(f)		91	95
6 month U.S. LIBOR + 1.740% 3.83% 5/1/37 (c)(f)		24	25
6 month U.S. LIBOR + 1.840% 4.078% 10/1/36 (c)(f)		251	262
6 month U.S. LIBOR + 1.860% 4.061% 10/1/35 (c)(f)		133	139
6 month U.S. LIBOR + 2.010% 4.01% 5/1/37 (c)(f)		90	94
6 month U.S. LIBOR + 2.010% 4.203% 5/1/37 (c)(f)		120	125
6 month U.S. LIBOR + 2.020% 4.096% 6/1/37 (c)(f)		45	47
6 month U.S. LIBOR + 2.040% 4.349% 6/1/37 (c)(f)		69	72
6 month U.S. LIBOR + 2.270% 4.488% 10/1/35 (c)(f)		20	21
U.S. TREASURY 1 YEAR INDEX + 2.035% 4.573% 6/1/33 (c)(f)		217	228
U.S. TREASURY 1 YEAR INDEX + 2.310% 4.91% 2/1/36 (c)(f)		1	1
U.S. TREASURY 1 YEAR INDEX + 2.548% 4.956% 7/1/35 (c)(f)		163	172
3% 4/1/33 to 11/1/33		20,402	21,041
3.5% 7/1/32		3,945	4,118
4% 8/1/48 to 10/1/48		33,568	34,960
6% 1/1/24		487	512
6.5% 9/1/21 to 3/1/22		102	105

TOTAL FREDDIE MAC			65,165

Ginnie Mae - 0.5%
6% 6/15/36		3,202	3,635
7% 9/15/25 to 8/15/31		8	9
7.5% 2/15/22 to 8/15/28		27	30
8% 12/15/26		0	0
3.5% 8/20/42 to 8/20/47		35,268	36,998
4% 10/20/43 to 7/20/47		16,110	16,836
4.5% 6/20/48		21,239	22,375
4.537% 2/20/62 (c)(k)		378	381
4.58% 2/20/62 (c)(k)		26	26
5% 4/20/48		810	869
5.025% 1/20/62 (c)(k)		277	280
5.47% 8/20/59 (c)(k)		8	8

TOTAL GINNIE MAE			81,447

Uniform Mortgage Backed Securities - 0.3%
3% 1/1/50 (l)		23,700	24,033
3% 1/1/50 (l)		23,700	24,033

TOTAL UNIFORM MORTGAGE BACKED SECURITIES			48,066

TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES
(Cost $251,102)			253,688

Asset-Backed Securities - 0.1%
ALG Student Loan Trust Series 2017-1A Class A3, 3 month U.S. LIBOR + 0.090% 2.0256% 6/28/23(b)(c)(f)
(Cost $10,051)		10,091	10,014

Collateralized Mortgage Obligations - 2.1%
Private Sponsor - 2.1%
Fannie Mae:
floater Series 2010-15 Class FJ, 1 month U.S. LIBOR + 0.930% 2.722% 6/25/36 (c)(f)		3,387	3,425
planned amortization class:
Series 2003-70 Class BJ, 5% 7/25/33		357	389
Series 2005-19 Class PA, 5.5% 7/25/34		140	141
Series 2005-64 Class PX, 5.5% 6/25/35		663	703
Series 2005-68 Class CZ, 5.5% 8/25/35		3,595	4,037
Series 2010-118 Class PB, 4.5% 10/25/40		3,365	3,636
Series 2012-149:
Class DA, 1.75% 1/25/43		823	813
Class GA, 1.75% 6/25/42		861	848
sequential payer:
Series 2003-117 Class MD, 5% 12/25/23		447	463
Series 2004-91 Class Z, 5% 12/25/34		2,890	3,149
Series 2005-117 Class JN, 4.5% 1/25/36		456	489
Series 2005-14 Class ZB, 5% 3/25/35		1,129	1,231
Series 2006-72 Class CY, 6% 8/25/26		766	818
Series 2009-59 Class HB, 5% 8/25/39		1,572	1,714
Series 2010-139 Class NI, 4.5% 2/25/40 (m)		1,398	99
Series 2010-39 Class FG, 1 month U.S. LIBOR + 0.920% 2.712% 3/25/36 (c)(f)		2,150	2,188
Series 2010-97 Class CI, 4.5% 8/25/25 (m)		101	1
Series 2011-67 Class AI, 4% 7/25/26 (m)		418	29
Series 2012-27 Class EZ, 4.25% 3/25/42		5,428	5,953
Series 2016-26 Class CG, 3% 5/25/46		7,448	7,621
Freddie Mac:
floater Series 2711 Class FC, 1 month U.S. LIBOR + 0.900% 2.6398% 2/15/33 (c)(f)		1,001	1,016
floater planned amortization class Series 2770 Class FH, 1 month U.S. LIBOR + 0.400% 2.1398% 3/15/34 (c)(f)		1,362	1,361
planned amortization class:
Series 2101 Class PD, 6% 11/15/28		36	39
Series 2996 Class MK, 5.5% 6/15/35		83	90
Series 3415 Class PC, 5% 12/15/37		451	492
Series 3857 Class ZP, 5% 5/15/41		2,409	2,864
Series 4135 Class AB, 1.75% 6/15/42		651	643
sequential payer:
Series 2004-2802 Class ZG, 5.5% 5/15/34		5,728	6,437
Series 2303 Class ZV, 6% 4/15/31		107	118
Series 2877 Class ZD, 5% 10/15/34		3,636	3,965
Series 3745 Class KV, 4.5% 12/15/26		4,239	4,464
Series 3843 Class PZ, 5% 4/15/41		2,442	2,846
Freddie Mac Multi-family Structured pass-thru certificates sequential payer:
Series 4335 Class AL, 4.25% 3/15/40		2,055	2,124
Series 4341 Class ML, 3.5% 11/15/31		3,993	4,180
Ginnie Mae guaranteed REMIC pass-thru certificates:
floater:
Series 2007-59 Class FC, 1 month U.S. LIBOR + 0.500% 2.2646% 7/20/37 (c)(f)		714	715
Series 2008-2 Class FD, 1 month U.S. LIBOR + 0.480% 2.2446% 1/20/38 (c)(f)		183	183
Series 2008-73 Class FA, 1 month U.S. LIBOR + 0.860% 2.6246% 8/20/38 (c)(f)		1,228	1,244
Series 2008-83 Class FB, 1 month U.S. LIBOR + 0.900% 2.6646% 9/20/38 (c)(f)		965	983
Series 2009-108 Class CF, 1 month U.S. LIBOR + 0.600% 2.3398% 11/16/39 (c)(f)		785	788
Series 2009-116 Class KF, 1 month U.S. LIBOR + 0.530% 2.2698% 12/16/39 (c)(f)		582	584
Series 2010-H17 Class FA, 1 month U.S. LIBOR + 0.330% 2.0295% 7/20/60 (c)(f)(k)		5,942	5,907
Series 2010-H18 Class AF, 1 month U.S. LIBOR + 0.300% 2.0743% 9/20/60 (c)(f)(k)		7,044	7,001
Series 2010-H19 Class FG, 1 month U.S. LIBOR + 0.300% 2.0743% 8/20/60 (c)(f)(k)		7,512	7,467
Series 2010-H27 Series FA, 1 month U.S. LIBOR + 0.380% 2.1543% 12/20/60 (c)(f)(k)		2,784	2,772
Series 2011-H05 Class FA, 1 month U.S. LIBOR + 0.500% 2.2743% 12/20/60 (c)(f)(k)		4,008	4,003
Series 2011-H07 Class FA, 1 month U.S. LIBOR + 0.500% 2.2743% 2/20/61 (c)(f)(k)		7,979	7,973
Series 2011-H12 Class FA, 1 month U.S. LIBOR + 0.490% 2.2643% 2/20/61 (c)(f)(k)		9,550	9,541
Series 2011-H13 Class FA, 1 month U.S. LIBOR + 0.500% 2.2743% 4/20/61 (c)(f)(k)		3,291	3,288
Series 2011-H14:
Class FB, 1 month U.S. LIBOR + 0.500% 2.2743% 5/20/61 (c)(f)(k)		4,302	4,296
Class FC, 1 month U.S. LIBOR + 0.500% 2.2743% 5/20/61 (c)(f)(k)		3,804	3,799
Series 2011-H17 Class FA, 1 month U.S. LIBOR + 0.530% 2.3043% 6/20/61 (c)(f)(k)		4,538	4,536
Series 2011-H21 Class FA, 1 month U.S. LIBOR + 0.600% 2.3743% 10/20/61 (c)(f)(k)		5,065	5,071
Series 2012-H01 Class FA, 1 month U.S. LIBOR + 0.700% 2.4743% 11/20/61 (c)(f)(k)		4,695	4,710
Series 2012-H03 Class FA, 1 month U.S. LIBOR + 0.700% 2.4743% 1/20/62 (c)(f)(k)		2,984	2,994
Series 2012-H06 Class FA, 1 month U.S. LIBOR + 0.630% 2.4043% 1/20/62 (c)(f)(k)		4,495	4,502
Series 2012-H07 Class FA, 1 month U.S. LIBOR + 0.630% 2.4043% 3/20/62 (c)(f)(k)		2,828	2,829
Series 2012-H21 Class DF, 1 month U.S. LIBOR + 0.650% 2.4243% 5/20/61 (c)(f)(k)		77	78
Series 2013-H19:
Class FC, 1 month U.S. LIBOR + 0.600% 2.3743% 8/20/63 (c)(f)(k)		845	846
Class FD, 1 month U.S. LIBOR + 0.600% 2.3743% 8/20/63 (c)(f)(k)		2,136	2,137
Series 2015-H13 Class FL, 1 month U.S. LIBOR + 0.280% 2.0543% 5/20/63 (c)(f)(k)		364	363
Series 2015-H19 Class FA, 1 month U.S. LIBOR + 0.200% 1.9743% 4/20/63 (c)(f)(k)		429	427
Series 2017-161 Class DF, 1 month U.S. LIBOR + 0.250% 2.0146% 10/20/47 (c)(f)		4,692	4,646
Series 2018-65 Class DF, 1 month U.S. LIBOR + 0.300% 2.0646% 5/20/48 (c)(f)		5,769	5,725
Series 2018-77 Class FA, 1 month U.S. LIBOR + 0.300% 2.0646% 6/20/48 (c)(f)		6,681	6,627
Series 2019-98 Class FC, 1 month U.S. LIBOR + 0.450% 2.2146% 8/20/49 (c)(f)		33,972	33,845
Series2019-115 Class FA, 1 month U.S. LIBOR + 0.450% 2.2146% 9/20/49 (c)(f)		14,506	14,470
planned amortization class:
Series 2010-31 Class BP, 5% 3/20/40		3,810	4,197
Series 2011-136 Class WI, 4.5% 5/20/40 (m)		936	78
Series 2017-134 Class BA, 2.5% 11/20/46		906	914
sequential payer:
Series 2011-69 Class GX, 4.5% 5/16/40		9,450	10,038
Series 2013-H06 Class HA, 1.65% 1/20/63 (k)		626	623
Series 2014-H04 Class HA, 2.75% 2/20/64 (k)		12,895	13,020
Series 2014-H12 Class KA, 2.75% 5/20/64 (k)		3,174	3,189
Series 2016-H02 Class FM, 1 month U.S. LIBOR + 0.500% 2.2743% 9/20/62 (c)(f)(k)		1,778	1,778
Series 2016-H04 Class FE, 1 month U.S. LIBOR + 0.650% 2.4243% 11/20/65 (c)(f)(k)		313	314
Series 2017-139 Class BA, 3% 9/20/47		12,100	12,232
Series 2018-H12 Class HA, 3.25% 8/20/68 (k)		8,581	8,920
Series 2004-22 Class M1, 5.5% 4/20/34		631	804
Series 2010-169 Class Z, 4.5% 12/20/40		5,291	5,825
Series 2010-H15 Class TP, 5.15% 8/20/60 (k)		167	169
Series 2010-H16 Class BA, 3.55% 7/20/60 (k)		678	703
Series 2010-H17 Class XP, 5.31% 7/20/60 (c)(k)		250	253
Series 2010-H18 Class PL, 5.01% 9/20/60 (c)(k)		675	678
Series 2010-H22 Class LA, 3.75% 10/20/60 (k)		838	837
Series 2010-H28 Class KA, 3.75% 12/20/60 (k)		3,546	3,548
Series 2012-64 Class KI, 3.5% 11/20/36 (m)		534	18
Series 2013-124:
Class ES, 8.667% - 1 month U.S. LIBOR 6.3138% 4/20/39 (c)(n)		1,425	1,462
Class ST, 8.800% - 1 month U.S. LIBOR 6.4472% 8/20/39 (c)(n)		5,077	5,253
Series 2013-H07 Class JA, 1.75% 3/20/63 (k)		7,154	7,132
Series 2013-H08 Class MA, 3% 3/20/63 (k)		8,769	8,787
Series 2015-H17 Class HA, 2.5% 5/20/65 (k)		2,862	2,861
Series 2015-H21:
Class HA, 2.5% 6/20/63 (k)		2,974	2,971
Class JA, 2.5% 6/20/65 (k)		694	694
Series 2015-H30 Class HA, 1.75% 9/20/62 (c)(k)		4,384	4,368
Series 2016-H13 Class FB, U.S. TREASURY 1 YEAR INDEX + 0.500% 2.07% 5/20/66 (c)(f)(k)		10,947	10,944
Series 2017-H06 Class FA, U.S. TREASURY 1 YEAR INDEX + 0.350% 1.92% 8/20/66 (c)(f)(k)		12,490	12,454
Series 2090-118 Class XZ, 5% 12/20/39		11,766	13,279
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $360,919)			361,079

Commercial Mortgage Securities - 0.2%
Freddie Mac:
sequential payer:
Series 2019-K103 Class A2, 2.651% 12/25/51		7,400	7,546
Series K006 Class A2, 4.251% 1/25/20		1,223	1,221
Series 2018-K081 Class A2, 3.9% 8/25/28		8,300	9,188
Series K086 Class A2, 3.859% 11/25/28		8,000	8,840
Series K090 Class A2, 3.422% 2/25/29		8,400	9,031
TOTAL COMMERCIAL MORTGAGE SECURITIES
(Cost $36,186)			35,826

Foreign Government and Government Agency Obligations - 9.9%
Australian Commonwealth:
1.75% 11/21/20	AUD	76,340	53,954
2.75% 11/21/29 REGS	AUD	34,500	27,274
3% 3/21/47	AUD	13,750	11,689
Buoni del Tesoro Poliennali:
3% 8/1/29	EUR	42,560	54,982
3.85% 9/1/49 (b)	EUR	13,250	19,234
Canadian Government:
1.5% 9/1/24	CAD	134,150	102,449
2.75% 12/1/48	CAD	11,950	11,252
Danish Kingdom 1.75% 11/15/25	DKK	109,900	18,599
Dutch Government:
0% 1/15/24(Reg. S) (b)	EUR	64,600	73,829
0.25% 7/15/29(Reg. S) (b)	EUR	67,350	77,744
French Government 0% 2/25/20	EUR	12,500	14,032
German Federal Republic:
0% 4/5/24	EUR	194,010	222,420
0.25% 2/15/29	EUR	164,790	192,946
1.25% 8/15/48	EUR	7,660	10,786
Israeli State (guaranteed by U.S. Government through Agency for International Development):
5.5% 9/18/23		57,646	65,119
5.5% 12/4/23		19,812	22,554
Japan Government:
0.1% 9/20/24	JPY	11,947,050	111,104
0.1% 9/20/29	JPY	25,185,950	234,410
0.4% 3/20/56	JPY	638,000	5,801
0.9% 6/20/22	JPY	4,909,650	46,334
Jordanian Kingdom 3% 6/30/25		16,691	17,513
Kingdom of Norway 3.75% 5/25/21 (b)	NOK	60,000	7,061
New Zealand Government 6% 5/15/21	NZD	12,000	8,607
Portuguese Republic 2.25% 4/18/34 (b)	EUR	13,950	18,688
Republic of Singapore 3.25% 9/1/20	SGD	50,850	38,220
Sweden Kingdom 5% 12/1/20	SEK	280,600	31,414
Switzerland Confederation 2.25% 7/6/20(Reg. S)	CHF	37,950	39,816
Ukraine Government 1.471% 9/29/21		6,753	6,726
United Kingdom, Great Britain and Northern Ireland 4.75% 3/7/20	GBP	55,400	73,917
United Kingdom, Great Britain and Northern Ireland Treasury GILT 2.5% 7/22/65 (Reg. S)	GBP	39,692	75,670
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS
(Cost $1,665,713)			1,694,144

Supranational Obligations - 0.3%
European Financial Stability Facility 0.875% 4/10/35 (Reg. S)	EUR	16,368	19,521
European Investment Bank 0.05% 10/13/34 (Reg. S)	EUR	30,749	32,933
TOTAL SUPRANATIONAL OBLIGATIONS
(Cost $53,596)			52,454
		Shares	Value (000s)

Common Stocks - 5.5%
COMMUNICATION SERVICES - 0.6%
Interactive Media & Services - 0.2%
Alphabet, Inc. Class A (o)		18,000	24,109
Facebook, Inc. Class A (o)		78,700	16,153
			40,262
Media - 0.2%
Altice U.S.A., Inc. Class A (o)		675,200	18,460
iHeartMedia, Inc. warrants 5/1/39 (o)		26	0
Nexstar Broadcasting Group, Inc. Class A		137,200	16,087
			34,547
Wireless Telecommunication Services - 0.2%
T-Mobile U.S., Inc. (o)		346,800	27,196

TOTAL COMMUNICATION SERVICES			102,005

CONSUMER DISCRETIONARY - 0.6%
Auto Components - 0.1%
Chassix Holdings, Inc. warrants 7/29/20 (e)(o)		30,337	294
Exide Technologies (e)(o)		7,093	7
Exide Technologies (e)(o)		23,645	0
Exide Technologies (e)(p)		105,497	940
UC Holdings, Inc. (e)(o)		560,355	13,650
			14,891
Hotels, Restaurants & Leisure - 0.4%
Boyd Gaming Corp.		449,600	13,461
Eldorado Resorts, Inc. (o)		90,400	5,391
Melco Crown Entertainment Ltd. sponsored ADR		629,500	15,215
MGM Mirage, Inc.		241,800	8,045
Penn National Gaming, Inc. (o)		343,406	8,777
Restaurant Brands International, Inc.		158,200	10,085
Royal Caribbean Cruises Ltd.		70,200	9,372
Studio City International Holdings Ltd. ADR (o)		133,400	2,635
			72,981
Internet & Direct Marketing Retail - 0.1%
Amazon.com, Inc. (o)		4,900	9,054

TOTAL CONSUMER DISCRETIONARY			96,926

CONSUMER STAPLES - 0.2%
Food & Staples Retailing - 0.0%
Performance Food Group Co. (o)		2,900	149
Southeastern Grocers, Inc. (e)(o)		134,915	5,266
			5,415
Food Products - 0.2%
Darling International, Inc. (o)		489,800	13,754
JBS SA		2,756,800	17,681
Reddy Ice Holdings, Inc. (e)(o)		331,236	0
Reddy Ice Holdings, Inc. (e)		133,255	21
			31,456

TOTAL CONSUMER STAPLES			36,871

ENERGY - 0.0%
Energy Equipment & Services - 0.0%
Forbes Energy Services Ltd. (o)		135,187	34
Oil, Gas & Consumable Fuels - 0.0%
Chaparral Energy, Inc. Class A (o)(q)		108,327	191
Goodrich Petroleum Corp. (o)		90,737	911
Harvest Oil & Gas Corp.		193,888	1,241
MEG Energy Corp. (o)		870,000	4,951
Ultra Petroleum Corp. warrants 7/14/25 (o)		127,890	0
VNR Finance Corp. (e)(o)		83,865	0
VNR Finance Corp. (b)(e)(o)		403,886	0
			7,294

TOTAL ENERGY			7,328

FINANCIALS - 0.3%
Banks - 0.2%
Bank of America Corp.		296,000	10,425
JPMorgan Chase & Co.		115,500	16,101
			26,526
Capital Markets - 0.0%
Motors Liquidation Co. GUC Trust (o)		5,066	45
Penson Worldwide, Inc. Class A (e)(o)		7,403,098	0
			45
Consumer Finance - 0.1%
American Express Co.		80,400	10,009
OneMain Holdings, Inc.		262,600	11,069
			21,078

TOTAL FINANCIALS			47,649

HEALTH CARE - 0.7%
Biotechnology - 0.0%
Alexion Pharmaceuticals, Inc. (o)		67,800	7,333
Health Care Providers & Services - 0.3%
Cigna Corp.		57,400	11,738
Humana, Inc.		37,500	13,745
Rotech Healthcare, Inc. (e)(o)		129,242	1,339
UnitedHealth Group, Inc.		51,300	15,081
			41,903
Life Sciences Tools & Services - 0.3%
Charles River Laboratories International, Inc. (o)		66,800	10,204
IQVIA Holdings, Inc. (o)		139,300	21,523
Thermo Fisher Scientific, Inc.		39,200	12,735
			44,462
Pharmaceuticals - 0.1%
Bausch Health Cos., Inc. (Canada) (o)		256,100	7,666
Jazz Pharmaceuticals PLC (o)		77,000	11,495
			19,161

TOTAL HEALTH CARE			112,859

INDUSTRIALS - 0.8%
Airlines - 0.3%
Air Canada (o)		1,531,900	57,227
Commercial Services & Supplies - 0.0%
Novus Holdings Ltd.		48,111	9
Machinery - 0.1%
Allison Transmission Holdings, Inc.		151,000	7,296
Fortive Corp.		107,900	8,242
			15,538
Marine - 0.0%
U.S. Shipping Partners Corp. (e)(o)		22,876	0
U.S. Shipping Partners Corp. warrants 12/31/29 (e)(o)		214,176	0
			0
Professional Services - 0.1%
ASGN, Inc. (o)		101,200	7,182
Trading Companies & Distributors - 0.3%
Air Lease Corp. Class A		222,822	10,589
HD Supply Holdings, Inc. (o)		358,700	14,427
Penhall Acquisition Co.:
Class A (e)(o)		11,553	758
Class B (e)(o)		3,850	253
United Rentals, Inc. (o)		188,670	31,464
			57,491
Transportation Infrastructure - 0.0%
Tricer Holdco SCA:
Class A1 (e)(o)(p)		403,760	0
Class A2 (e)(o)(p)		403,760	0
Class A3 (e)(o)(p)		403,760	0
Class A4 (e)(o)(p)		403,760	0
Class A5 (e)(o)(p)		403,760	0
Class A6 (e)(o)(p)		403,760	0
Class A7 (e)(o)(p)		403,760	0
Class A8 (e)(o)(p)		403,760	0
Class A9 (e)(o)(p)		403,760	0
			0

TOTAL INDUSTRIALS			137,447

INFORMATION TECHNOLOGY - 2.0%
Electronic Equipment & Components - 0.1%
CDW Corp.		96,400	13,770
Zebra Technologies Corp. Class A (o)		42,900	10,958
			24,728
IT Services - 0.8%
EPAM Systems, Inc. (o)		101,000	21,428
Fiserv, Inc. (o)		112,625	13,023
Global Payments, Inc.		122,500	22,364
GoDaddy, Inc. (o)		113,400	7,702
MasterCard, Inc. Class A		114,600	34,218
PayPal Holdings, Inc. (o)		191,300	20,693
Verra Mobility Corp. (o)		237,600	3,324
Visa, Inc. Class A		98,400	18,489
			141,241
Semiconductors & Semiconductor Equipment - 0.5%
Advanced Micro Devices, Inc. (o)		291,300	13,359
Broadcom, Inc.		23,000	7,268
Lam Research Corp.		60,200	17,602
Microchip Technology, Inc. (q)		76,000	7,959
Micron Technology, Inc. (o)		206,800	11,122
ON Semiconductor Corp. (o)		460,400	11,225
Skyworks Solutions, Inc.		71,900	8,691
			77,226
Software - 0.6%
Adobe, Inc. (o)		93,600	30,870
Microsoft Corp.		191,700	30,231
Palo Alto Networks, Inc. (o)		42,900	9,921
Salesforce.com, Inc. (o)		56,400	9,173
SS&C Technologies Holdings, Inc.		128,139	7,868
VMware, Inc. Class A		43,200	6,557
			94,620

TOTAL INFORMATION TECHNOLOGY			337,815

MATERIALS - 0.1%
Chemicals - 0.1%
CF Industries Holdings, Inc.		142,800	6,817
The Chemours Co. LLC		278,110	5,031
			11,848
Metals & Mining - 0.0%
Aleris Corp. (e)(o)		72,811	0
Algoma Steel GP (e)		151,792	3
Algoma Steel SCA (e)		151,792	27
Elah Holdings, Inc. (o)		517	32
First Quantum Minerals Ltd.		709,700	7,198
			7,260

TOTAL MATERIALS			19,108

REAL ESTATE - 0.0%
Equity Real Estate Investment Trusts (REITs) - 0.0%
Crown Castle International Corp.		62,100	8,828
UTILITIES - 0.2%
Electric Utilities - 0.0%
Portland General Electric Co.		13,962	779
Independent Power and Renewable Electricity Producers - 0.2%
NRG Energy, Inc.		329,000	13,078
Vistra Energy Corp.		984,600	22,636
			35,714

TOTAL UTILITIES			36,493

TOTAL COMMON STOCKS
(Cost $706,820)			943,329

Nonconvertible Preferred Stocks - 0.0%
INDUSTRIALS - 0.0%
Transportation Infrastructure - 0.0%
Tricer Holdco SCA (e)(o)(p)
(Cost $6,908)		193,792,711	65
		Principal Amount (000s)	Value (000s)

Bank Loan Obligations - 2.0%
COMMUNICATION SERVICES - 0.1%
Diversified Telecommunication Services - 0.1%
Connect Finco Sarl Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.500% 2.5723% 12/11/26 (c)(f)(r)		5,465	5,487
Media - 0.0%
LCPR Loan Financing LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 5.000% 6.7398% 10/22/26 (c)(f)(r)		1,285	1,299
Nexstar Broadcasting, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.750% 4.4516% 9/19/26 (c)(f)(r)		2,710	2,723
			4,022

TOTAL COMMUNICATION SERVICES			9,509

CONSUMER DISCRETIONARY - 0.2%
Diversified Consumer Services - 0.1%
KUEHG Corp. Tranche B 2LN, term loan 3 month U.S. LIBOR + 8.250% 10.1946% 8/22/25 (c)(f)(r)		3,640	3,633
Sotheby's 1LN, term loan 1 month U.S. LIBOR + 5.500% 7.2398% 1/3/27 (c)(f)(r)		6,801	6,725
			10,358
Hotels, Restaurants & Leisure - 0.0%
Travelport Finance Luxembourg SARL Tranche B 2LN, term loan 3 month U.S. LIBOR + 9.000% 10.9446% 5/28/27 (f)(r)		11,725	9,790
Specialty Retail - 0.1%
Wand NewCo 3, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 5.2994% 2/5/26 (c)(f)(r)		11,064	11,144

TOTAL CONSUMER DISCRETIONARY			31,292

ENERGY - 1.0%
Energy Equipment & Services - 0.0%
BCP Raptor II LLC Tranche B, term loan 3 month U.S. LIBOR + 4.750% 6.5494% 11/3/25 (c)(f)(r)		3,512	3,231
Forbes Energy Services LLC Tranche B, term loan 16% 4/13/21 (c)(e)(r)		1,315	1,324
			4,555
Oil, Gas & Consumable Fuels - 1.0%
BCP Raptor LLC Tranche B, term loan 3 month U.S. LIBOR + 4.250% 6.0494% 6/24/24 (c)(f)(r)		5,299	4,875
California Resources Corp.:
Tranche 1LN, term loan 3 month U.S. LIBOR + 10.375% 12.1798% 12/31/21 (c)(f)(r)		59,940	44,456
Tranche B, term loan 3 month U.S. LIBOR + 4.750% 6.5548% 12/31/22 (c)(f)(r)		71,920	64,099
Chesapeake Energy Corp. term loan 1 month U.S. LIBOR + 8.000% 9.9278% 6/9/24 (c)(f)(r)		25,715	26,444
Citgo Holding, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 7.000% 8.7994% 8/1/23 (c)(f)(r)		848	862
Epic Crude Services LP Tranche B 1LN, term loan 3 month U.S. LIBOR + 5.000% 7.04% 3/1/26 (c)(f)(r)		22,150	21,209
Sanchez Energy Corp. 1LN, term loan 3 month U.S. LIBOR + 8.000% 2.8571% 5/11/20 (c)(e)(f)(r)(s)		6,295	6,295
			168,240

TOTAL ENERGY			172,795

FINANCIALS - 0.0%
Capital Markets - 0.0%
Citadel Securities LP Tranche B, term loan 3 month U.S. LIBOR + 3.500% 5.2994% 2/27/26 (c)(f)(r)		1,831	1,835
HEALTH CARE - 0.2%
Health Care Providers & Services - 0.2%
U.S. Renal Care, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 5.000% 6.8125% 6/13/26 (c)(f)(r)		26,474	26,209
Pharmaceuticals - 0.0%
Valeant Pharmaceuticals International, Inc. Tranche B, term loan 3 month U.S. LIBOR + 3.000% 4.7398% 6/1/25 (c)(f)(r)		1,157	1,163

TOTAL HEALTH CARE			27,372

INDUSTRIALS - 0.0%
Air Freight & Logistics - 0.0%
Dynasty Acquisition Co., Inc.:
Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.000% 5.9446% 4/4/26 (c)(f)(r)		740	744
Tranche B 2LN, term loan 3 month U.S. LIBOR + 4.000% 5.9446% 4/4/26 (c)(f)(r)		398	400
			1,144
Commercial Services & Supplies - 0.0%
Sabert Corp. Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.500% 6.25% 11/25/26 (c)(f)(r)		4,850	4,888
Construction & Engineering - 0.0%
Traverse Midstream Partners Ll Tranche B, term loan 3 month U.S. LIBOR + 4.000% 5.8% 9/27/24 (c)(f)(r)		1,773	1,592

TOTAL INDUSTRIALS			7,624

INFORMATION TECHNOLOGY - 0.5%
Electronic Equipment & Components - 0.0%
Curie Merger Sub LLC 1LN, term loan 3 month U.S. LIBOR + 4.250% 6.1946% 10/28/26 (c)(f)(r)		360	361
IT Services - 0.1%
Camelot Finance SA Tranche B, term loan 3 month U.S. LIBOR + 3.250% 5.0494% 10/31/26 (c)(f)(r)		690	694
GTT Communications, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.750% 4.55% 5/31/25 (c)(f)(r)		968	805
Web.com Group, Inc.:
2LN, term loan 3 month U.S. LIBOR + 7.750% 9.4949% 10/11/26 (c)(f)(r)		13,620	13,067
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 5.4949% 10/11/25 (c)(f)(r)		6,574	6,565
			21,131
Semiconductors & Semiconductor Equipment - 0.0%
ON Semiconductor Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.000% 3.7994% 9/19/26 (c)(f)(r)		4,723	4,753
Software - 0.4%
Boxer Parent Co., Inc. Tranche B, term loan 3 month U.S. LIBOR + 4.250% 6.0494% 10/2/25 (c)(f)(r)		21,884	21,614
Kronos, Inc. 2LN, term loan 3 month U.S. LIBOR + 8.250% 10.1591% 11/1/24 (c)(f)(r)		13,470	13,717
Landesk Group, Inc. term loan:
3 month U.S. LIBOR + 4.250% 5.97% 1/20/24 (c)(f)(r)		1,992	1,989
3 month U.S. LIBOR + 9.000% 10.72% 1/20/25 (c)(f)(r)		6,500	6,378
McAfee LLC Tranche B, term loan:
3 month U.S. LIBOR + 3.750% 5.5548% 9/29/24 (c)(f)(r)		2,765	2,775
3 month U.S. LIBOR + 8.500% 10.3048% 9/29/25 (c)(f)(r)		14,801	14,860
			61,333

TOTAL INFORMATION TECHNOLOGY			87,578

MATERIALS - 0.0%
Metals & Mining - 0.0%
Murray Energy Corp.:
term loan 3 month U.S. LIBOR + 11.000% 13% 7/29/20(c)(f)(r)		3,073	3,065
Tranche B 2LN, term loan 3 month U.S. LIBOR + 7.250% 0% 10/17/22 (d)(f)(r)		14,942	3,042
			6,107
TOTAL BANK LOAN OBLIGATIONS
(Cost $375,161)			344,112
		Shares	Value (000s)

Fixed-Income Funds - 24.3%
Fidelity Emerging Markets Debt Central Fund (t)		276,815,593	2,613,139
Fidelity Floating Rate Central Fund (t)		14,958,896	1,518,627
TOTAL FIXED-INCOME FUNDS
(Cost $4,173,416)			4,131,766
		Principal Amount (000s)	Value (000s)

Preferred Securities - 4.3%
ENERGY - 0.5%
Oil, Gas & Consumable Fuels - 0.5%
DCP Midstream Partners LP 7.375% (c)(u)		8,965	8,458
Energy Transfer Partners LP:
6.25% (c)(u)		40,712	39,230
6.625% (c)(u)		15,640	15,171
MPLX LP 6.875% (c)(u)		18,000	18,602
Summit Midstream Partners LP 9.5% (c)(u)		8,965	4,612
			86,073
FINANCIALS - 3.7%
Banks - 3.1%
Bank of America Corp.:
5.125% (c)(u)		22,020	23,330
5.2% (c)(u)		48,090	50,466
5.875% (c)(u)		60,475	68,109
6.25% (c)(u)		18,480	20,910
Citigroup, Inc.:
5% (c)(u)		36,455	38,742
5.9% (c)(u)		25,875	28,069
5.95% (c)(u)		46,925	50,860
6.3% (c)(u)		4,120	4,498
Huntington Bancshares, Inc. 5.7% (c)(u)		7,660	8,040
JPMorgan Chase & Co.:
3 month U.S. LIBOR + 3.320% 5.4186% (c)(f)(u)		30,810	31,458
5% (c)(u)		18,675	19,813
5.3% (c)(u)		12,280	12,482
6% (c)(u)		54,840	60,252
6.125% (c)(u)		12,865	14,191
6.75% (c)(u)		6,270	7,256
Wells Fargo & Co.:
5.875% (c)(u)		36,775	41,013
5.9% (c)(u)		46,445	50,698
			530,187
Capital Markets - 0.6%
Goldman Sachs Group, Inc.:
3 month U.S. LIBOR + 3.880% 5.7846% (c)(f)(u)		7,010	7,100
4.95% (c)(u)		7,885	8,219
5% (c)(u)		50,754	51,497
5.375% (c)(u)		22,175	22,620
			89,436

TOTAL FINANCIALS			619,623

INDUSTRIALS - 0.1%
Construction & Engineering - 0.0%
Odebrecht Finance Ltd. 7.5% (b)(d)(u)		1,825	55
Trading Companies & Distributors - 0.1%
AerCap Holdings NV 5.875% 10/10/79 (c)		20,060	21,743

TOTAL INDUSTRIALS			21,798

TOTAL PREFERRED SECURITIES
(Cost $695,929)			727,494
		Shares	Value (000s)

Money Market Funds - 3.7%
Fidelity Cash Central Fund 1.58% (v)		630,583,799	630,710
Fidelity Securities Lending Cash Central Fund 1.58% (v)(w)		6,224,581	6,225
TOTAL MONEY MARKET FUNDS
(Cost $636,892)			636,935

Purchased Swaptions - 0.2%
	Expiration Date	Notional Amount (000s)	Value (000s)
Put Options - 0.1%
Option on an interest rate swap with Bank of America N.A. to pay semi-annually a fixed rate of 1.7375% and receive quarterly a floating rate based on 3-month LIBOR, expiring September 2029	9/20/24	55,600	$1,900
Option on an interest rate swap with Bank of America N.A. to pay semi-annually a fixed rate of 1.785% and receive quarterly a floating rate based on 3-month LIBOR, expiring October 2029	10/24/24	13,600	453
Option on an interest rate swap with Bank of America N.A. to pay semi-annually a fixed rate of 1.82% and receive quarterly a floating rate based on 3-month LIBOR, expiring October 2029	10/18/24	10,900	353
Option on an interest rate swap with Bank of America, N.A. to pay semi-annually a fixed rate of 2.3275% and receive quarterly a floating rate based on 3-month LIBOR, expiring June 2029	6/11/24	31,200	622
Option on an interest rate swap with Bank of America, N.A. to pay semi-annually a fixed rate of 2.58% and receive quarterly a floating rate based on 3-month LIBOR, expiring April 2029	4/25/22	30,100	320
Option on an interest rate swap with Citibank, N.A. to pay semi-annually a fixed rate of 2.54% and receive quarterly a floating rate based on 3-month LIBOR, expiring April 2029	4/5/22	70,200	768
Option on an interest rate swap with Goldman Sachs Bank U.S.A. to pay semi-annually a fixed rate of 1.905% and receive quarterly a floating rate based on 3-month LIBOR, expiring October 2029	10/28/24	22,300	676
Option on an interest rate swap with Goldman Sachs Bank U.S.A. to pay semi-annually a fixed rate of 2.495% and receive quarterly a floating rate based on 3-month LIBOR, expiring October 2027	10/5/20	38,200	105
Option on an interest rate swap with Goldman Sachs Bank U.S.A. to pay semi-annually a fixed rate of 2.63% and receive quarterly a floating rate based on 3-month LIBOR, expiring April 2029	4/25/22	27,700	273
Option on an interest rate swap with Goldman Sachs Bank U.S.A. to pay semi-annually a fixed rate of 2.7875% and receive quarterly a floating rate based on 3-month LIBOR, expiring January 2028	1/25/21	22,300	61
Option on an interest rate swap with Goldman Sachs Bank U.S.A. to pay semi-annually a fixed rate of 2.815% and receive quarterly a floating rate based on 3-month LIBOR, expiring March 2029	3/7/22	72,000	495
Option on an interest rate swap with JPMorgan Chase Bank N.A. to pay semi-annually a fixed rate of 1.57125% and receive quarterly a floating rate based on 3-month LIBOR, expiring September 2029	9/5/24	19,800	765
Option on an interest rate swap with JPMorgan Chase Bank, N.A. to pay semi-annually a fixed rate of 2.5575% and receive quarterly a floating rate based on 3-month LIBOR, expiring October 2027	10/6/20	19,400	46

TOTAL PUT OPTIONS			6,837

Call Options - 0.1%
Option on an interest rate swap with Bank of America N.A. to receive semi-annually a fixed rate of 1.7375% and pay quarterly a floating rate based on 3-month LIBOR, expiring September 2029	9/20/24	55,600	1,119
Option on an interest rate swap with Bank of America N.A. to receive semi-annually a fixed rate of 1.785% and pay quarterly a floating rate based on 3-month LIBOR, expiring October 2029	10/24/24	13,600	287
Option on an interest rate swap with Bank of America N.A. to receive semi-annually a fixed rate of 1.82% and pay quarterly a floating rate based on 3-month LIBOR, expiring October 2029	10/18/24	10,900	237
Option on an interest rate swap with Bank of America, N.A. to receive semi-annually a fixed rate of 2.3275% and pay quarterly a floating rate based on 3-month LIBOR, expiring June 2029	6/11/24	31,200	1,028
Option on an interest rate swap with Bank of America, N.A. to receive semi-annually a fixed rate of 2.58% and pay quarterly a floating rate based on 3-month LIBOR, expiring April 2029	4/25/22	30,100	1,541
Option on an interest rate swap with Citibank, N.A. to receive semi-annually a fixed rate of 2.54% and pay quarterly a floating rate based on 3-month LIBOR, expiring April 2029	4/5/22	70,200	3,460
Option on an interest rate swap with Goldman Sachs Bank U.S.A. to receive semi-annually a fixed rate of 1.905% and pay quarterly a floating rate based on 3-month LIBOR, expiring October 2029	10/28/24	22,300	522
Option on an interest rate swap with Goldman Sachs Bank U.S.A. to receive semi-annually a fixed rate of 2.495% and pay quarterly a floating rate based on 3-month LIBOR, expiring October 2027	10/5/20	38,200	1,779
Option on an interest rate swap with Goldman Sachs Bank U.S.A. to receive semi-annually a fixed rate of 2.63% and pay quarterly a floating rate based on 3-month LIBOR, expiring April 2029	4/25/22	27,700	1,485
Option on an interest rate swap with Goldman Sachs Bank U.S.A. to receive semi-annually a fixed rate of 2.7875% and pay quarterly a floating rate based on 3-month LIBOR, expiring January 2028	1/25/21	22,300	1,429
Option on an interest rate swap with Goldman Sachs Bank U.S.A. to receive semi-annually a fixed rate of 2.815% and pay quarterly a floating rate based on 3-month LIBOR, expiring March 2029	3/7/22	72,000	4,552
Option on an interest rate swap with JPMorgan Chase Bank N.A. to receive semi-annually a fixed rate of 1.57125% and pay quarterly a floating rate based on 3-month LIBOR, expiring September 2029	9/5/24	19,800	343
Option on an interest rate swap with JPMorgan Chase Bank, N.A. to receive semi-annually a fixed rate of 2.5575% and pay quarterly a floating rate based on 3-month LIBOR, expiring October 2027	10/6/20	19,400	975

TOTAL CALL OPTIONS			18,757

TOTAL PURCHASED SWAPTIONS
(Cost $25,036)			25,594
TOTAL INVESTMENT IN SECURITIES - 100.1%
(Cost $16,513,986)			17,045,303
NET OTHER ASSETS (LIABILITIES) - (0.1)%			(18,381)
NET ASSETS - 100%			$17,026,922

TBA Sale Commitments
	Principal Amount (000s)	Value (000s)
Ginnie Mae
3.5% 1/1/50	$(35,000)	$(36,071)
Uniform Mortgage Backed Securities
3% 1/1/50	(120,900)	(122,603)
3% 1/1/50	(31,300)	(31,740)
3% 1/1/50	(23,700)	(24,033)
3.5% 1/1/50	(43,100)	(44,337)

TOTAL UNIFORM MORTGAGE BACKED SECURITIES		(222,713)

TOTAL TBA SALE COMMITMENTS
(Proceeds $258,413)		$(258,784)

Written Swaptions
	Expiration Date	Notional Amount	Value (000s)
Put Swaptions
Option on an interest rate swap with Bank of America N.A. to pay semi-annually a fixed rate of 1.45% and receive quarterly a floating rate based on 3-month LIBOR, expiring September 2029	9/4/24	20,300	$(856)
Option on an interest rate swap with Bank of America N.A. to pay semi-annually a fixed rate of 1.89% and receive quarterly a floating rate based on 3-month LIBOR, expiring December 2029	12/9/24	1,800	(56)
Option on an interest rate swap with Bank of America N.A. to pay semi-annually a fixed rate of 1.9% and receive quarterly a floating rate based on 3-month LIBOR, expiring December 2029	12/10/24	27,500	(851)
Option on an interest rate swap with Bank of America, N.A. to pay semi-annually a fixed rate of 2.26% and receive quarterly a floating rate based on 3-month LIBOR, expiring June 2029	5/31/22	23,000	(406)
Option on an interest rate swap with Goldman Sachs Bank U.S.A. to pay semi-annually a fixed rate of 1.487% and receive quarterly a floating rate based on 3-month LIBOR, expiring October 2030	10/2/20	28,100	(1,338)

TOTAL PUT SWAPTIONS			(3,507)

Call Swaptions
Option on an interest rate swap with Bank of America N.A. to receive semi-annually a fixed rate of 1.45% and pay quarterly a floating rate based on 3-month LIBOR, expiring September 2029	9/4/24	20,300	(315)
Option on an interest rate swap with Bank of America N.A. to receive semi-annually a fixed rate of 1.89% and pay quarterly a floating rate based on 3-month LIBOR, expiring December 2029	12/9/24	1,800	(42)
Option on an interest rate swap with Bank of America N.A. to receive semi-annually a fixed rate of 1.9% and pay quarterly a floating rate based on 3-month LIBOR, expiring December 2029	12/10/24	27,500	(646)
Option on an interest rate swap with Bank of America, N.A. to receive semi-annually a fixed rate of 2.26% and pay quarterly a floating rate based on 3-month LIBOR, expiring June 2029	5/31/22	23,000	(858)
Option on an interest rate swap with Goldman Sachs Bank U.S.A. to receive semi-annually a fixed rate of 1.487% and pay quarterly a floating rate based on 3-month LIBOR, expiring October 2030	10/2/20	28,100	(211)

TOTAL CALL SWAPTIONS			(2,072)

TOTAL WRITTEN SWAPTIONS			$(5,579)

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount (000s)	Value (000s)	Unrealized Appreciation/(Depreciation) (000s)
Purchased
Treasury Contracts
CBOT 10-Year U.S. Treasury Note Contracts (United States)	2,209	March 2020	$283,684	$(1,188)	$(1,188)
CBOT 2-Year U.S. Treasury Note Contracts (United States)	1,018	March 2020	219,379	(166)	(166)
CBOT 5-Year U.S. Treasury Note Contracts (United States)	568	March 2020	67,370	(76)	(76)
CBOT Long Term U.S. Treasury Bond Contracts (United States)	215	March 2020	33,520	(550)	(550)
CBOT Ultra Long Term U.S. Treasury Bond Contracts (United States)	434	March 2020	78,839	(1,842)	(1,842)
TOTAL FUTURES CONTRACTS					$(3,822)

The notional amount of futures purchased as a percentage of Net Assets is 4.0%

Forward Foreign Currency Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation/(Depreciation) (000s)
EUR	10,000	USD	11,117	CIBC World Markets	2/13/20	$129
EUR	4,475	USD	5,037	National Australia Bank	2/13/20	(4)
GBP	40,649	USD	53,197	JPMorgan Chase Bank, N.A.	2/13/20	710
HKD	24,552	USD	3,150	Societe Generale SA	2/13/20	0
USD	93,538	AUD	135,615	BNP Paribas SA	2/13/20	(1,728)
USD	113,107	CAD	148,669	Royal Bank Of Canada	2/13/20	(1,403)
USD	39,767	CHF	38,960	BNP Paribas SA	2/13/20	(607)
USD	18,961	DKK	126,618	Royal Bank Of Canada	2/13/20	(100)
USD	13,095	EUR	11,730	BNP Paribas SA	2/13/20	(96)
USD	336,590	EUR	301,000	Bank Of America NA	2/13/20	(1,917)
USD	357,829	EUR	319,703	Citibank NA	2/13/20	(1,711)
USD	335,580	EUR	300,000	Morgan Stanley	2/13/20	(1,802)
USD	208,651	GBP	156,214	Royal Bank Of Canada	2/13/20	1,487
USD	3,148	HKD	24,552	BNP Paribas SA	2/13/20	(2)
USD	174,060	JPY	19,000,000	CIBC World Markets	2/13/20	(1,212)
USD	186,906	JPY	20,389,444	JPMorgan Chase Bank, N.A.	2/13/20	(1,183)
USD	38,132	JPY	4,162,897	JPMorgan Chase Bank, N.A.	2/13/20	(270)
USD	7,026	NOK	63,311	CIBC World Markets	2/13/20	(187)
USD	8,746	NZD	13,246	National Australia Bank	2/13/20	(177)
USD	33,141	SEK	309,408	Morgan Stanley	2/13/20	41
USD	38,328	SGD	51,904	National Australia Bank	2/13/20	(277)
TOTAL FORWARD FOREIGN CURRENCY CONTRACTS						$(10,309)
					Unrealized Appreciation	2,367
					Unrealized Depreciation	(12,676)

Swaps

Payment Received	Payment Frequency	Payment Paid	Payment Frequency	Clearinghouse / Counterparty(1)	Maturity Date	Notional Amount (000s)	Value (000s)	Upfront Premium Received/(Paid) (000s)(2)	Unrealized Appreciation/(Depreciation) (000s)
Interest Rate Swaps
1.75%	Semi - annual	3-month LIBOR(3)	Quarterly	LCH	Mar. 2022	$230,287	$(167)	$0	$(167)
1.75%	Semi - annual	3-month LIBOR(3)	Quarterly	LCH	Mar. 2025	90	0	0	0
3-month LIBOR(3)	Quarterly	2%	Semi - annual	LCH	Mar. 2027	9,745	86	0	86
3-month LIBOR(3)	Quarterly	2%	Semi - annual	LCH	Mar. 2030	113,350	1,665	0	1,665

TOTAL INTEREST RATE SWAPS							$1,584	$0	$1,584

 (1) Swaps with LCH Clearnet Group (LCH) are centrally cleared over-the-counter (OTC) swaps.

 (2) Any premiums for centrally cleared over-the-counter (OTC) swaps are recorded periodically throughout the term of the swap to variation margin and included in unrealized appreciation (depreciation).

 (3) Represents floating rate.

Currency Abbreviations

AUD – Australian dollar

CAD – Canadian dollar

CHF – Swiss franc

DKK – Danish krone

EUR – European Monetary Unit

GBP – British pound

JPY – Japanese yen

NOK – Norwegian krone

NZD – New Zealand dollar

SEK – Swedish krona

SGD – Singapore dollar

Values shown as $0 in the Schedule of Investments may reflect amounts less than $500.

Legend

 (a) Amount is stated in United States dollars unless otherwise noted.

 (b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $3,023,820,000 or 17.8% of net assets.

 (c) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (d) Non-income producing - Security is in default.

 (e) Level 3 security

 (f) Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.

 (g) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $6,064,000.

 (h) Security or a portion of the security was pledged to cover margin requirements for centrally cleared OTC swaps. At period end, the value of securities pledged amounted to $5,384,000.

 (i) Security or a portion of the security has been segregated as collateral for mortgage-backed or asset-backed securities purchased on a delayed delivery or when-issued basis. At period end, the value of securities pledged amounted to $300,000.

 (j) Security or a portion of the security has been segregated as collateral for open options. At period end, the value of securities pledged amounted to $258,000.

 (k) Represents an investment in an underlying pool of reverse mortgages which typically do not require regular principal and interest payments as repayment is deferred until a maturity event.

 (l) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

 (m) Security represents right to receive monthly interest payments on an underlying pool of mortgages or assets. Principal shown is the outstanding par amount of the pool as of the end of the period.

 (n) Coupon is inversely indexed to a floating interest rate multiplied by a specified factor. The price may be considerably more volatile than the price of a comparable fixed rate security.

 (o) Non-income producing

 (p) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $1,005,000 or 0.0% of net assets.

 (q) Security or a portion of the security is on loan at period end.

 (r) Remaining maturities of bank loan obligations may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty.

 (s) Position or a portion of the position represents an unfunded loan commitment. At period end, the total principal amount and market value of unfunded commitments totaled $4,497,000 and $4,497,000, respectively.

 (t) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. A complete unaudited schedule of portfolio holdings for each Fidelity Central Fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available upon request or at the SEC's website at www.sec.gov. An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at fidelity.com and/or institutional.fidelity.com, as applicable. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (u) Security is perpetual in nature with no stated maturity date.

 (v) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (w) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost (000s)
Exide Technologies	4/30/15 - 6/1/19	$1,708
Tricer Holdco SCA	10/16/09 - 12/30/17	$6,909
Tricer Holdco SCA Class A1	10/16/09 - 10/29/09	$1,100
Tricer Holdco SCA Class A2	10/16/09 - 10/29/09	$1,100
Tricer Holdco SCA Class A3	10/16/09 - 10/29/09	$1,100
Tricer Holdco SCA Class A4	10/16/09 - 10/29/09	$1,100
Tricer Holdco SCA Class A5	10/16/09 - 10/29/09	$1,100
Tricer Holdco SCA Class A6	10/16/09 - 10/29/09	$1,100
Tricer Holdco SCA Class A7	10/16/09 - 10/29/09	$1,100
Tricer Holdco SCA Class A8	10/16/09 - 10/29/09	$1,100
Tricer Holdco SCA Class A9	10/16/09 - 10/29/09	$1,100

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
(Amounts in thousands)
Fidelity Cash Central Fund	$21,113
Fidelity Emerging Markets Debt Central Fund	104,522
Fidelity Floating Rate Central Fund	89,283
Fidelity Securities Lending Cash Central Fund	25
Total	$214,943

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.

Fiscal year to date information regarding the Fund’s investments in non-Money Market Central Funds, including the ownership percentage, is presented below.

Fund (Amounts in thousands)	Value, beginning of period	Purchases(a)	Sales Proceeds	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Emerging Markets Debt Central Fund	$--	$2,654,771	$37,040	$(729)	$(3,863)	$2,613,139	89.0%
Fidelity Floating Rate Central Fund	1,430,579	93,987	50,332	(935)	45,328	1,518,627	79.6%
Total	$1,430,579	$2,748,758	$87,372	$(1,664)	$41,465	$4,131,766

 (a) Includes the value of shares purchased through in-kind transactions, if applicable. See the Notes to Financial Statements for additional details.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2019, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
(Amounts in thousands)
Investments in Securities:
Equities:
Communication Services	$102,005	$102,005	$--	$--
Consumer Discretionary	96,926	82,035	--	14,891
Consumer Staples	36,871	31,584	--	5,287
Energy	7,328	7,328	--	--
Financials	47,649	47,649	--	--
Health Care	112,859	111,520	--	1,339
Industrials	137,512	136,436	--	1,076
Information Technology	337,815	337,815	--	--
Materials	19,108	19,078	--	30
Real Estate	8,828	8,828	--	--
Utilities	36,493	36,493	--	--
Corporate Bonds	4,950,192	--	4,947,109	3,083
U.S. Government and Government Agency Obligations	2,878,611	--	2,878,611	--
U.S. Government Agency - Mortgage Securities	253,688	--	253,688	--
Asset-Backed Securities	10,014	--	10,014	--
Collateralized Mortgage Obligations	361,079	--	361,079	--
Commercial Mortgage Securities	35,826	--	35,826	--
Foreign Government and Government Agency Obligations	1,694,144	--	1,694,144	--
Supranational Obligations	52,454	--	52,454	--
Bank Loan Obligations	344,112	--	336,493	7,619
Fixed-Income Funds	4,131,766	4,131,766	--	--
Preferred Securities	727,494	--	727,494	--
Money Market Funds	636,935	636,935	--	--
Purchased Swaptions	25,594	--	25,594	--
Total Investments in Securities:	$17,045,303	$5,689,472	$11,322,506	$33,325
Derivative Instruments:
Assets
Forward Foreign Currency Contracts	$2,367	$--	$2,367	$--
Swaps	1,751	--	1,751	--
Total Assets	$4,118	$--	$4,118	$--
Liabilities
Forward Foreign Currency Contracts	$(12,676)	$--	$(12,676)	$--
Futures Contracts	(3,822)	(3,822)	--	--
Swaps	(167)	--	(167)	--
Written Swaptions	(5,579)	--	(5,579)	--
Total Liabilities	$(22,244)	$(3,822)	$(18,422)	$--
Total Derivative Instruments:	$(18,126)	$(3,822)	$(14,304)	$--
Other Financial Instruments:
TBA Sale Commitments	$(258,784)	$--	$(258,784)	$--
Total Other Financial Instruments:	$(258,784)	$--	$(258,784)	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of December 31, 2019. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
(Amounts in thousands)
Foreign Exchange Risk
Forward Foreign Currency Contracts(a)	$2,367	$(12,676)
Total Foreign Exchange Risk	2,367	(12,676)
Interest Rate Risk
Futures Contracts(b)	0	(3,822)
Purchased Swaptions(c)	25,594	0
Swaps(d)	1,751	(167)
Written Swaptions(e)	0	(5,579)
Total Interest Rate Risk	27,345	(9,568)
Total Value of Derivatives	$29,712	$(22,244)

 (a) Gross value is presented in the Statement of Assets and Liabilities in the unrealized appreciation/depreciation on forward foreign currency contracts line-items.

 (b) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

 (c) Gross value is included in the Statement of Assets and Liabilities in the investments, at value line-item.

 (d) For centrally cleared over-the-counter (OTC) swaps, reflects gross cumulative appreciation (depreciation) as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin for centrally cleared OTC swaps is included in receivable or payable for daily variation margin on centrally cleared OTC swaps, and the net cumulative appreciation (depreciation) for centrally cleared OTC swaps is included in net unrealized appreciation (depreciation).

 (e) Gross value is presented in the Statement of Assets and Liabilities in the written options, at value line-item.

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	69.1%
Canada	2.8%
Netherlands	2.8%
Germany	2.7%
Japan	2.4%
Luxembourg	2.1%
United Kingdom	1.9%
Multi-National	1.5%
Mexico	1.4%
Cayman Islands	1.2%
Argentina	1.2%
Turkey	1.2%
Others (Individually Less Than 1%)	9.7%
100%

The information in the above tables is based on the combined investments of the fund and its pro-rata share of the investments of Fidelity's Fixed-Income Central Funds

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor® Strategic Income Fund

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		December 31, 2019
Assets
Investment in securities, at value (including securities loaned of $6,082) — See accompanying schedule: Unaffiliated issuers (cost $11,703,678)	$12,276,602
Fidelity Central Funds (cost $4,810,308)	4,768,701
Total Investment in Securities (cost $16,513,986)		$17,045,303
Cash		22,968
Foreign currency held at value (cost $13)		13
Receivable for investments sold		3,288
Receivable for premium on written options		5,738
Receivable for TBA sale commitments		258,413
Unrealized appreciation on forward foreign currency contracts		2,367
Receivable for fund shares sold		15,697
Dividends receivable		643
Interest receivable		102,855
Distributions receivable from Fidelity Central Funds		1,005
Receivable for daily variation margin on centrally cleared OTC swaps		328
Prepaid expenses		22
Other receivables		442
Total assets		17,459,082
Liabilities
Payable for investments purchased
Regular delivery	$52,355
Delayed delivery	47,993
TBA sale commitments, at value	258,784
Unrealized depreciation on forward foreign currency contracts	12,676
Payable for fund shares redeemed	33,031
Distributions payable	2,977
Accrued management fee	7,815
Distribution and service plan fees payable	1,131
Payable for daily variation margin on futures contracts	752
Written options, at value (premium receivable $5,738)	5,579
Other affiliated payables	1,944
Other payables and accrued expenses	898
Collateral on securities loaned	6,225
Total liabilities		432,160
Net Assets		$17,026,922
Net Assets consist of:
Paid in capital		$16,494,807
Total accumulated earnings (loss)		532,115
Net Assets		$17,026,922
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($1,918,346 ÷ 156,107 shares)(a)		$12.29
Maximum offering price per share (100/96.00 of $12.29)		$12.80
Class M:
Net Asset Value and redemption price per share ($806,046 ÷ 65,627 shares)(a)		$12.28
Maximum offering price per share (100/96.00 of $12.28)		$12.79
Class C:
Net Asset Value and offering price per share ($678,188 ÷ 55,336 shares)(a)		$12.26
Fidelity Strategic Income Fund:
Net Asset Value, offering price and redemption price per share ($8,138,514 ÷ 653,210 shares)		$12.46
Class I:
Net Asset Value, offering price and redemption price per share ($4,899,204 ÷ 393,179 shares)		$12.46
Class Z:
Net Asset Value, offering price and redemption price per share ($586,624 ÷ 47,060 shares)		$12.47

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Year ended December 31, 2019
Investment Income
Dividends		$51,776
Interest (including $222 from security lending)		481,376
Income from Fidelity Central Funds (including $25 from security lending)		199,343
Total income		732,495
Expenses
Management fee	$93,069
Transfer agent fees	21,629
Distribution and service plan fees	14,494
Accounting and security lending fees	1,852
Custodian fees and expenses	209
Independent trustees' fees and expenses	67
Registration fees	393
Audit	163
Legal	(297)
Miscellaneous	140
Total expenses before reductions	131,719
Expense reductions	(220)
Total expenses after reductions		131,499
Net investment income (loss)		600,996
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	91,425
Fidelity Central Funds	(1,664)
Forward foreign currency contracts	(1,369)
Foreign currency transactions	1,848
Futures contracts	56,724
Swaps	(1,492)
Written options	(1,845)
Capital gain distributions from Fidelity Central Funds	15,600
Total net realized gain (loss)		159,227
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	966,817
Fidelity Central Funds	41,465
Forward foreign currency contracts	(10,309)
Assets and liabilities in foreign currencies	222
Futures contracts	(23,549)
Swaps	1,242
Written options	159
Delayed delivery commitments	35
Total change in net unrealized appreciation (depreciation)		976,082
Net gain (loss)		1,135,309
Net increase (decrease) in net assets resulting from operations		$1,736,305

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended December 31, 2019	Year ended December 31, 2018
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$600,996	$532,413
Net realized gain (loss)	159,227	(69,703)
Change in net unrealized appreciation (depreciation)	976,082	(899,334)
Net increase (decrease) in net assets resulting from operations	1,736,305	(436,624)
Distributions to shareholders	(718,416)	(525,355)
Share transactions - net increase (decrease)	(195,579)	8,040,478
Total increase (decrease) in net assets	822,310	7,078,499
Net Assets
Beginning of period	16,204,612	9,126,113
End of period	$17,026,922	$16,204,612

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Advisor Strategic Income Fund Class A

Years ended December 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$11.56	$12.32	$11.88	$11.32	$11.92
Income from Investment Operations
Net investment income (loss)A	.412	.424	.399	.428	.420
Net realized and unrealized gain (loss)	.818	(.780)	.526	.516	(.629)
Total from investment operations	1.230	(.356)	.925	.944	(.209)
Distributions from net investment income	(.390)	(.392)	(.382)	(.384)	(.307)
Distributions from net realized gain	(.110)	(.012)	(.103)	–	(.007)
Tax return of capital	–	–	–	–	(.077)
Total distributions	(.500)	(.404)	(.485)	(.384)	(.391)
Net asset value, end of period	$12.29	$11.56	$12.32	$11.88	$11.32
Total ReturnB,C	10.74%	(2.95)%	7.87%	8.42%	(1.84)%
Ratios to Average Net AssetsD,E
Expenses before reductions	.98%	.98%	1.00%	1.01%	1.00%
Expenses net of fee waivers, if any	.97%	.98%	.99%	1.01%	1.00%
Expenses net of all reductions	.97%	.98%	.99%	1.01%	1.00%
Net investment income (loss)	3.38%	3.52%	3.24%	3.64%	3.55%
Supplemental Data
Net assets, end of period (in millions)	$1,918	$1,631	$1,921	$3,098	$3,274
Portfolio turnover rateF	138%G	113%H	123%	76%	88%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Total returns do not include the effect of the sales charges.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. Based on their most recent shareholder report date, the expenses of any underlying non-money market Fidelity Central Funds were less than .005%.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 G Portfolio turnover rate excludes securities received or delivered in-kind.

 H The portfolio turnover rate does not include the assets acquired in the merger.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Strategic Income Fund Class M

Years ended December 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$11.55	$12.31	$11.88	$11.31	$11.92
Income from Investment Operations
Net investment income (loss)A	.412	.424	.398	.428	.420
Net realized and unrealized gain (loss)	.818	(.779)	.517	.526	(.639)
Total from investment operations	1.230	(.355)	.915	.954	(.219)
Distributions from net investment income	(.390)	(.393)	(.382)	(.384)	(.307)
Distributions from net realized gain	(.110)	(.012)	(.103)	–	(.007)
Tax return of capital	–	–	–	–	(.077)
Total distributions	(.500)	(.405)	(.485)	(.384)	(.391)
Net asset value, end of period	$12.28	$11.55	$12.31	$11.88	$11.31
Total ReturnB,C	10.75%	(2.95)%	7.78%	8.52%	(1.93)%
Ratios to Average Net AssetsD,E
Expenses before reductions	.97%	.98%	.99%	1.01%	1.00%
Expenses net of fee waivers, if any	.97%	.97%	.99%	1.00%	1.00%
Expenses net of all reductions	.97%	.97%	.99%	1.00%	1.00%
Net investment income (loss)	3.39%	3.52%	3.24%	3.64%	3.55%
Supplemental Data
Net assets, end of period (in millions)	$806	$755	$864	$967	$1,008
Portfolio turnover rateF	138%G	113%H	123%	76%	88%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Total returns do not include the effect of the sales charges.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. Based on their most recent shareholder report date, the expenses of any underlying non-money market Fidelity Central Funds were less than .005%.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 G Portfolio turnover rate excludes securities received or delivered in-kind.

 H The portfolio turnover rate does not include the assets acquired in the merger.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Strategic Income Fund Class C

Years ended December 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$11.53	$12.28	$11.85	$11.29	$11.89
Income from Investment Operations
Net investment income (loss)A	.320	.334	.305	.339	.331
Net realized and unrealized gain (loss)	.818	(.770)	.518	.516	(.629)
Total from investment operations	1.138	(.436)	.823	.855	(.298)
Distributions from net investment income	(.298)	(.302)	(.290)	(.295)	(.236)
Distributions from net realized gain	(.110)	(.012)	(.103)	–	(.007)
Tax return of capital	–	–	–	–	(.059)
Total distributions	(.408)	(.314)	(.393)	(.295)	(.302)
Net asset value, end of period	$12.26	$11.53	$12.28	$11.85	$11.29
Total ReturnB,C	9.94%	(3.60)%	7.00%	7.63%	(2.59)%
Ratios to Average Net AssetsD,E
Expenses before reductions	1.72%	1.72%	1.74%	1.75%	1.75%
Expenses net of fee waivers, if any	1.72%	1.72%	1.74%	1.75%	1.75%
Expenses net of all reductions	1.72%	1.72%	1.74%	1.75%	1.75%
Net investment income (loss)	2.63%	2.78%	2.50%	2.90%	2.80%
Supplemental Data
Net assets, end of period (in millions)	$678	$1,006	$1,302	$1,376	$1,429
Portfolio turnover rateF	138%G	113%H	123%	76%	88%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Total returns do not include the effect of the contingent deferred sales charge.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. Based on their most recent shareholder report date, the expenses of any underlying non-money market Fidelity Central Funds were less than .005%.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 G Portfolio turnover rate excludes securities received or delivered in-kind.

 H The portfolio turnover rate does not include the assets acquired in the merger.

See accompanying notes which are an integral part of the financial statements.

Fidelity Strategic Income Fund

Years ended December 31,	2019	2018 A
Selected Per–Share Data
Net asset value, beginning of period	$11.72	$12.38
Income from Investment Operations
Net investment income (loss)B	.454	.314
Net realized and unrealized gain (loss)	.827	(.657)
Total from investment operations	1.281	(.343)
Distributions from net investment income	(.431)	(.317)
Distributions from net realized gain	(.110)	–
Total distributions	(.541)	(.317)
Net asset value, end of period	$12.46	$11.72
Total ReturnC,D	11.04%	(2.78)%
Ratios to Average Net AssetsE,F
Expenses before reductions	.68%	.69%G
Expenses net of fee waivers, if any	.68%	.68%G
Expenses net of all reductions	.68%	.68%G
Net investment income (loss)	3.68%	3.64%G
Supplemental Data
Net assets, end of period (in millions)	$8,139	$7,817
Portfolio turnover rateH	138%I	113%J

 A For the period April 13, 2018 (commencement of sale of shares) to December 31, 2018.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. Based on their most recent shareholder report date, the expenses of any underlying non-money market Fidelity Central Funds were less than .005%.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Annualized

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 I Portfolio turnover rate excludes securities received or delivered in-kind.

 J The portfolio turnover rate does not include the assets acquired in the merger.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Strategic Income Fund Class I

Years ended December 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$11.72	$12.49	$12.05	$11.47	$12.09
Income from Investment Operations
Net investment income (loss)A	.449	.458	.432	.463	.452
Net realized and unrealized gain (loss)	.827	(.789)	.528	.535	(.650)
Total from investment operations	1.276	(.331)	.960	.998	(.198)
Distributions from net investment income	(.426)	(.427)	(.417)	(.418)	(.332)
Distributions from net realized gain	(.110)	(.012)	(.103)	–	(.007)
Tax return of capital	–	–	–	–	(.083)
Total distributions	(.536)	(.439)	(.520)	(.418)	(.422)
Net asset value, end of period	$12.46	$11.72	$12.49	$12.05	$11.47
Total ReturnB	11.00%	(2.71)%	8.06%	8.80%	(1.73)%
Ratios to Average Net AssetsC,D
Expenses before reductions	.72%	.73%	.75%	.76%	.78%
Expenses net of fee waivers, if any	.72%	.73%	.74%	.76%	.78%
Expenses net of all reductions	.72%	.73%	.74%	.76%	.78%
Net investment income (loss)	3.64%	3.76%	3.49%	3.89%	3.77%
Supplemental Data
Net assets, end of period (in millions)	$4,899	$4,831	$5,039	$2,827	$2,640
Portfolio turnover rateE	138%F	113%G	123%	76%	88%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. Based on their most recent shareholder report date, the expenses of any underlying non-money market Fidelity Central Funds were less than .005%.

 D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 F Portfolio turnover rate excludes securities received or delivered in-kind.

 G The portfolio turnover rate does not include the assets acquired in the merger.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Strategic Income Fund Class Z

Years ended December 31,	2019	2018 A
Selected Per–Share Data
Net asset value, beginning of period	$11.72	$12.17
Income from Investment Operations
Net investment income (loss)B	.461	.119
Net realized and unrealized gain (loss)	.837	(.437)
Total from investment operations	1.298	(.318)
Distributions from net investment income	(.438)	(.132)
Distributions from net realized gain	(.110)	–
Total distributions	(.548)	(.132)
Net asset value, end of period	$12.47	$11.72
Total ReturnC,D	11.19%	(2.62)%
Ratios to Average Net AssetsE,F
Expenses before reductions	.62%	.62%G
Expenses net of fee waivers, if any	.62%	.62%G
Expenses net of all reductions	.62%	.62%G
Net investment income (loss)	3.74%	3.95%G
Supplemental Data
Net assets, end of period (in millions)	$587	$166
Portfolio turnover rateH	138%I	113%J

 A For the period October 2, 2018 (commencement of sale of shares) to December 31, 2018.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. Based on their most recent shareholder report date, the expenses of any underlying non-money market Fidelity Central Funds were less than .005%.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Annualized

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 I Portfolio turnover rate excludes securities received or delivered in-kind.

 J The portfolio turnover rate does not include the assets acquired in the merger.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended December 31, 2019
(Amounts in thousands except percentages)

1. Organization.

Fidelity Advisor Strategic Income Fund (the Fund) is a fund of Fidelity Advisor Series II (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Fidelity Strategic Income Fund, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Effective March 1, 2019, Class C shares will automatically convert to Class A shares after a holding period of ten years from the initial date of purchase, with certain exceptions. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the Fund. These strategies are consistent with the investment objectives of the Fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the Fund. The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%. The following summarizes the Fund's investment in each non-money market Fidelity Central Fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Emerging Markets Debt Central Fund	FMR Co., Inc. (FMRC)	Seeks high total return by normally investing in debt securities of issuers in emerging markets and other debt investments that are tied economically to emerging markets.	Foreign Securities Restricted Securities	Less than .005%
Fidelity Floating Rate Central Fund	FMRC	Seeks a high level of income by normally investing in floating rate loans and other floating rate securities.	Loans & Direct Debt Instruments Restricted Securities	Less than .005%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of any securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at fidelity.com and/or institutional.fidelity.com, as applicable. A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, bank loan obligations, foreign government and government agency obligations, preferred securities, supranational obligations and U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Asset backed securities, collateralized mortgage obligations, commercial mortgage securities and U.S. government agency mortgage securities are valued by pricing vendors who utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Swaps are marked-to-market daily based on valuations from third party pricing vendors, registered derivatives clearing organizations (clearinghouses) or broker-supplied valuations. These pricing sources may utilize inputs such as interest rate curves, credit spread curves, default possibilities and recovery rates. When independent prices are unavailable or unreliable, debt securities and swaps may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. For foreign debt securities, when significant market or security specific events arise, valuations may be determined in good faith in accordance with procedures adopted by the Board. Debt securities and swaps are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. The Fund invests a significant portion of its assets in below investment grade securities. The value of these securities can be more volatile due to changes in the credit quality of the issuer and is sensitive to changes in economic, market and regulatory conditions.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

The U.S. dollar value of foreign currency contracts is determined using currency exchange rates supplied by a pricing service and are categorized as Level 2 in the hierarchy. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Options traded over-the-counter are valued using vendor or broker-supplied valuations and are categorized as Level 2 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2019 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Realized gains and losses on foreign currency transactions arise from the disposition of foreign currency, realized changes in the value of foreign currency between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized gains and losses on assets and liabilities in foreign currencies arise from changes in the value of foreign currency, and from assets and liabilities denominated in foreign currencies, other than investments, which are held at period end.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Paid in Kind (PIK) income is recorded at the fair market value of the securities received. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2019, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to defaulted bonds, futures contracts, swaps, foreign currency transactions, market discount, partnerships, capital loss carryforwards and losses deferred due to futures contracts, wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$826,593
Gross unrealized depreciation	(271,359)
Net unrealized appreciation (depreciation)	$555,234
Tax Cost	$16,465,547

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$-
Undistributed long-term capital gain	$11,800
Net unrealized appreciation (depreciation) on securities and other investments	$549,953

The Fund intends to elect to defer to its next fiscal year $5,563 of capital losses recognized during the period November 1, 2019 to December 31, 2019. The Fund intends to elect to defer to its next fiscal year $949 of ordinary losses recognized during the period November 1, 2019 to December 31, 2019.

The tax character of distributions paid was as follows:

	December 31, 2019	December 31, 2018
Ordinary Income	$619,636	$ 525,355
Long-term Capital Gains	98,780	–
Total	$718,416	$ 525,355

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. The Fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

To-Be-Announced (TBA) Securities and Mortgage Dollar Rolls. During the period, the Fund transacted in TBA securities that involved buying or selling mortgage-backed securities (MBS) on a forward commitment basis. A TBA transaction typically does not designate the actual security to be delivered and only includes an approximate principal amount; however delivered securities must meet specified terms defined by industry guidelines, including issuer, rate and current principal amount outstanding on underlying mortgage pools. The Fund may enter into a TBA transaction with the intent to take possession of or deliver the underlying MBS, or the Fund may elect to extend the settlement by entering into either a mortgage or reverse mortgage dollar roll. Mortgage dollar rolls are transactions where a fund sells TBA securities and simultaneously agrees to repurchase MBS on a later date at a lower price and with the same counterparty. Reverse mortgage dollar rolls involve the purchase and simultaneous agreement to sell TBA securities on a later date at a lower price. Transactions in mortgage dollar rolls and reverse mortgage dollar rolls are accounted for as purchases and sales and may result in an increase to the Fund's portfolio turnover rate.

Purchases and sales of TBA securities involve risks similar to those discussed above for delayed delivery and when-issued securities. Also, if the counterparty in a mortgage dollar roll or a reverse mortgage dollar roll transaction files for bankruptcy or becomes insolvent, the Fund's right to repurchase or sell securities may be limited. Additionally, when a fund sells TBA securities without already owning or having the right to obtain the deliverable securities (an uncovered forward commitment to sell), it incurs a risk of loss because it could have to purchase the securities at a price that is higher than the price at which it sold them. A fund may be unable to purchase the deliverable securities if the corresponding market is illiquid.

TBA securities subject to a forward commitment to sell at period end are included at the end of the Fund's Schedule of Investments under the caption "TBA Sale Commitments." The proceeds and value of these commitments are reflected in the Fund's Statement of Assets and Liabilities as Receivable for TBA sale commitments and TBA sale commitments, at value, respectively.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The Fund invests in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate the Fund to supply additional cash to the borrower on demand. Loans may be acquired through assignment or participation. The Fund also invests in unfunded loan commitments, which are contractual obligations for future funding. Information regarding unfunded commitments is included at the end of the Fund's Schedule of Investments.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts, forward foreign currency contracts, options and swaps. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets, to facilitate transactions in foreign-denominated securities, and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Foreign Exchange Risk	Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.
Interest Rate Risk	Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain OTC derivatives such as forward foreign currency contracts and options the Fund attempts to reduce its exposure to counterparty credit risk by entering into an International Swaps and Derivatives Association, Inc. (ISDA) Master Agreement with each of its counterparties. The ISDA Master Agreement gives the Fund the right to terminate all transactions traded under such agreement upon the deterioration in the credit quality of the counterparty beyond specified levels. The ISDA Master Agreement gives each party the right, upon an event of default by the other party or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net payable by one party to the other. To mitigate counterparty credit risk on bi-lateral OTC derivatives, the Fund receives collateral in the form of cash or securities once the Fund's net unrealized appreciation on outstanding derivative contracts under an ISDA Master Agreement exceeds certain applicable thresholds, subject to certain minimum transfer provisions. The collateral received is held in segregated accounts with the Fund's custodian bank in accordance with the collateral agreements entered into between the Fund, the counterparty and the Fund's custodian bank. The Fund could experience delays and costs in gaining access to the collateral even though it is held by the Fund's custodian bank. The Fund's maximum risk of loss from counterparty credit risk related to bi-lateral OTC derivatives is generally the aggregate unrealized appreciation and unpaid counterparty payments in excess of any collateral pledged by the counterparty to the Fund. For OTC written options with upfront premiums received, the Fund is obligated to perform and therefore does not have counterparty risk. For OTC written options with premiums to be received at a future date, the maximum risk of loss from counterparty credit risk is the amount of the premium in excess of any collateral pledged by the counterparty. The Fund may be required to pledge collateral for the benefit of the counterparties on bi-lateral OTC derivatives in an amount not less than each counterparty's unrealized appreciation on outstanding derivative contracts, subject to certain minimum transfer provisions, and any such pledged collateral is identified in the Schedule of Investments. Exchange-traded futures contracts are not covered by the ISDA Master Agreement; however counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade. Counterparty credit risk related to centrally cleared OTC swaps may be mitigated by the protection provided by the clearinghouse.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Net Realized Gain (Loss) and Change in Net Unrealized Appreciation (Depreciation) on Derivatives. The table below, which reflects the impacts of derivatives on the financial performance of the Fund, summarizes the net realized gain (loss) and change in net unrealized appreciation (depreciation) for derivatives during the period as presented in the Statement of Operations.

Primary Risk Exposure / Derivative Type	Net Realized Gain (Loss)	Change in Net Unrealized Appreciation (Depreciation)
Foreign Exchange Risk
Forward Foreign Currency Contracts	$(1,369)	$(10,309)
Total Foreign Exchange Risk	(1,369)	(10,309)
Interest Rate Risk
Futures Contracts	56,724	(23,549)
Purchased Options	275	1,545
Written Options	(1,845)	159
Swaps	(1,492)	1,242
Total Interest Rate Risk	$53,662	$(20,603)
Totals	$52,293	$(30,912)

A summary of the value of derivatives by primary risk exposure as of period end, if any, is included at the end of the Schedule of Investments.

Forward Foreign Currency Contracts. Forward foreign currency contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. The Fund used forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to manage exposure to certain foreign currencies.

Forward foreign currency contracts are valued daily and fluctuations in exchange rates on open contracts are recorded as unrealized appreciation or (depreciation) and reflected in the Statement of Assets and Liabilities. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the closing value and the value at the time it was opened. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on forward foreign currency contracts during the period is presented in the Statement of Operations.

Any open forward foreign currency contracts at period end are presented in the Schedule of Investments under the caption "Forward Foreign Currency Contracts." The contract amount and unrealized appreciation (depreciation) reflects each contract's exposure to the underlying currency at period end and is representative of volume of activity during the period.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the bond market and fluctuations in interest rates.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

Options. Options give the purchaser the right, but not the obligation, to buy (call) or sell (put) an underlying security or financial instrument at an agreed exercise or strike price between or on certain dates. Options obligate the seller (writer) to buy (put) or sell (call) an underlying instrument at the exercise or strike price or cash settle an underlying derivative instrument if the holder exercises the option on or before the expiration date. The Fund uses OTC options, such as swaptions, which are options where the underlying instrument is a swap, to manage its exposure to fluctuations in interest rates.

Upon entering into an options contract, a fund will pay or receive a premium. Premiums paid on purchased options are reflected as cost of investments and premiums received on written options are reflected as a liability on the Statement of Assets and Liabilities. Certain options may be purchased or written with premiums to be paid or received on a future date. Options are valued daily and any unrealized appreciation (depreciation) is reflected on the Statement of Assets and Liabilities. When an option is exercised, the cost or proceeds of the underlying instrument purchased or sold is adjusted by the amount of the premium. When an option is closed the Fund will realize a gain or loss depending on whether the proceeds or amount paid for the closing sale transaction is greater or less than the premium received or paid. When an option expires, gains and losses are realized to the extent of premiums received and paid, respectively. The net realized and unrealized gains (losses) on purchased options are included in the Statement of Operations in net realized gain (loss) and change in net unrealized appreciation (depreciation) on investment securities. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on written options are presented in the Statement of Operations.

Any open options at period end are presented in the Schedule of Investments under the captions "Purchased Options," "Purchased Swaptions," "Written Options" and "Written Swaptions," as applicable, and are representative of volume of activity during the period.

Writing puts and buying calls tend to increase exposure to the underlying instrument while buying puts and writing calls tend to decrease exposure to the underlying instrument. For purchased options, risk of loss is limited to the premium paid, and for written options, risk of loss is the change in value in excess of the premium received.

Swaps. A swap is a contract between two parties to exchange future cash flows at periodic intervals based on a notional principal amount. A centrally cleared OTC swap is a transaction executed between a fund and a dealer counterparty, then cleared by a futures commission merchant (FCM) through a clearinghouse. Once cleared, the clearinghouse serves as a central counterparty, with whom a fund exchanges cash flows for the life of the transaction, similar to transactions in futures contracts.

Centrally cleared OTC swaps require a fund to deposit either cash or securities (initial margin) with the FCM, at the instruction of and for the benefit of the clearinghouse. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments. Centrally cleared OTC swaps are marked-to-market daily and subsequent payments (variation margin) are made or received depending on the daily fluctuations in the value of the swaps and are recorded as unrealized appreciation or (depreciation). These daily payments, if any, are included in receivable or payable for daily variation margin on centrally cleared OTC swaps in the Statement of Assets and Liabilities. Any premiums for centrally cleared OTC swaps are recorded periodically throughout the term of the swap to variation margin and included in unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. Any premiums are recognized as realized gain (loss) upon termination or maturity of the swap.

Payments are exchanged at specified intervals, accrued daily commencing with the effective date of the contract and recorded as realized gain or (loss). Some swaps may be terminated prior to the effective date and realize a gain or loss upon termination. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on swaps during the period is presented in the Statement of Operations.

Any open swaps at period end are included in the Schedule of Investments under the caption "Swaps" and are representative of volume of activity during the period.

Interest Rate Swaps. Interest rate swaps are agreements between counterparties to exchange cash flows, one based on a fixed rate, and the other on a floating rate. The Fund entered into interest rate swaps to manage its exposure to interest rate changes. Changes in interest rates can have an effect on both the value of bond holdings as well as the amount of interest income earned. In general, the value of bonds can fall when interest rates rise and can rise when interest rates fall.

5. Purchases and Sales of Investments.

Purchases and sales of securities (including the Fixed-Income Central Funds), other than short-term securities, in-kind transactions and U.S. government securities, aggregated $10,233,828 and $10,454,510, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .10% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .55% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$4,615	$73
Class M	-%	.25%	1,980	17
Class C	.75%	.25%	7,899	572
			$14,494	$662

Sales Load. FDC may receive a front-end sales charge of up to 4.00% for selling Class A shares and Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$170
Class M	29
Class C(a)	40
$239

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$2,904.16
Class M	1,200.15
Class C	1,214.15
Fidelity Strategic Income Fund	8,794.11
Class I	7,312.15
Class Z	205.05
	$21,629

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Prior to April 1, 2019, FSC had a separate agreement with the Fund for administration of the security lending program, based on the number and duration of lending transactions. For the period, the total fees paid for accounting and administration of securities lending were equivalent to the following annual rates:

% of Average Net Assets
Fidelity Advisor Strategic Income Fund	.01

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Advisor Strategic Income Fund	$11

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $189.

Affiliated Exchanges In-Kind. During the period, the Fund completed an exchange in-kind with Fidelity Emerging Markets Debt Central Fund. The Fund delivered investments, including accrued interest, valued at $ 2,529,799, (which included $23,124 of unrealized depreciation), in exchange for 268,001 shares of the Central Fund. The Fund generally did not recognize gain or loss for federal income tax purposes.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $45 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. For equity securities, lending agents are used, including National Financial Services (NFS), an affiliate of the Fund. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of daily lending revenue, for its services as lending agent. The Fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is maintained at the Fund's custodian and/or invested in cash equivalents and/or the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Total fees paid by the Fund to NFS, as lending agent, amounted to $1. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Total security lending income during the period is presented in the Statement of Operations as a component of interest income. Net income from the Fidelity Securities Lending Cash Central Fund during the period is presented in the Statement of Operations as a component of income from Fidelity Central Funds. During the period, there were no securities loaned to NFS.

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $60 for the period. In addition, through arrangements with the Fund's custodian and each class' transfer agent, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $43. During the period, transfer agent credits reduced each class' expenses as noted in the table below.

Expense reduction
Class C	$8
Class Z	–(a)
$8

 (a) In the amount of less than five hundred dollars.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $82 and a portion of class-level operating expenses as follows:

Amount
Class A	$2
Class M	1
Class C	1
Fidelity Strategic Income Fund	8
Class I	5
$17

In addition, during the period, the investment adviser or an affiliate reimbursed the Fund $10 for an operational error which is included in the accompanying Statement of Operations.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended December 31, 2019	Year ended December 31, 2018(a)
Distributions to shareholders
Class A	$76,009	$60,174
Class M	32,492	27,451
Class C	25,288	30,587
Fidelity Strategic Income Fund	353,007	217,922
Class I	211,541	188,008
Class Z	20,079	1,213
Total	$718,416	$525,355

 (a) Distributions for Fidelity Strategic Income Fund are for the period April 13, 2018 (commencement of sale of shares) to December 31, 2018. Distributions for Class Z are for the period October 2, 2018 (commencement of sale of shares) to December 31, 2018.

11. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended December 31, 2019	Year ended December 31, 2018(a)	Year ended December 31, 2019	Year ended December 31, 2018(a)
Class A
Shares sold	43,566	20,485	$528,485	$247,229
Reinvestment of distributions	5,960	4,818	72,944	57,680
Shares redeemed	(34,497)	(40,154)	(420,095)	(483,015)
Net increase (decrease)	15,029	(14,851)	$181,334	$(178,106)
Class M
Shares sold	9,378	8,367	$113,952	$100,834
Reinvestment of distributions	2,601	2,238	31,804	26,771
Shares redeemed	(11,692)	(15,457)	(142,125)	(185,766)
Net increase (decrease)	287	(4,852)	$3,631	$(58,161)
Class C
Shares sold	7,648	9,451	$92,857	$114,292
Reinvestment of distributions	1,951	2,427	23,766	28,975
Shares redeemed	(41,561)	(30,574)	(501,565)	(366,646)
Net increase (decrease)	(31,962)	(18,696)	$(384,942)	$(223,379)
Fidelity Strategic Income Fund
Shares sold	100,407	120,847	$1,238,415	$1,465,475
Issued in exchange for the shares of Fidelity Strategic Income Fund	–	699,236	–	8,586,618
Reinvestment of distributions	24,054	17,984	298,403	217,097
Shares redeemed	(138,469)	(170,849)	(1,706,366)	(2,060,934)
Net increase (decrease)	(14,008)	667,218	$(169,548)	$8,208,256
Class I
Shares sold	115,327	142,304	$1,420,553	$1,738,031
Reinvestment of distributions	15,859	14,287	196,642	173,297
Shares redeemed	(150,285)	(147,928)	(1,848,390)	(1,787,845)
Net increase (decrease)	(19,099)	8,663	$(231,195)	$123,483
Class Z
Shares sold	40,054	14,833	$493,698	$176,701
Reinvestment of distributions	1,315	85	16,369	1,001
Shares redeemed	(8,437)	(790)	(104,926)	(9,317)
Net increase (decrease)	32,932	14,128	$405,141	$168,385

 (a) Share transactions for Fidelity Strategic Income Fund are for the period April 13, 2018 (commencement of sale of shares) to December 31, 2018. Share transactions for Class Z are for the period October 2, 2018 (commencement of sale of shares) to December 31, 2018.

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Effective January 1, 2020, following any required regulatory notices and approvals:

Investment advisers Fidelity Investments Money Management, Inc., FMR Co., Inc., and Fidelity SelectCo, LLC, merged with and into Fidelity Management & Research Company. In connection with the merger transactions, the resulting, merged investment adviser was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Management & Research Company LLC".

Broker-dealer Fidelity Distributors Corporation merged with and into Fidelity Investments Institutional Services Company, Inc. ("FIISC"). FIISC was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Distributors Company LLC".

Fidelity Investments Institutional Operations Company, Inc. (FIIOC) converted from a Massachusetts corporation to a Massachusetts LLC, and changed its name to "Fidelity Investments Institutional Operations Company LLC".

13. Credit Risk.

The Fund's relatively large investment in countries with limited or developing capital markets may involve greater risks than investments in more developed markets and the prices of such investments may be volatile. The yields of emerging market debt obligations reflect, among other things, perceived credit risk. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of the Fund's investments and the income they generate, as well as the Fund's ability to repatriate such amounts.

14. Prior Fiscal Year Merger Information.

On April 27, 2018, the Fund acquired all of the assets and assumed all of the liabilities of Fidelity Strategic Income Fund ("Target Fund") pursuant to Agreements and Plans of Reorganization approved by the Board of Trustees ("The Board"). The acquisition was accomplished by an exchange of shares of the Fund for corresponding shares then outstanding of the Target Fund at its net asset value on the acquisition date. In addition, the Board approved the creation of an additional class of shares that commenced sale of shares on April 13, 2018. The reorganization provides shareholders of the Target Fund access to a larger portfolio with a similar investment objective. The reorganization qualified as a tax-free reorganization for federal income tax purposes with no gain or loss recognized to the funds or their shareholders. The Target Fund's net assets of $8,586,618, including securities and derivatives of $8,042,146 and unrealized appreciation of $83,150, were combined with the Fund's net assets of $9,167,312 for total net assets after the acquisition of $17,753,930.

Pro forma results of operations of the combined entity for the entire period ended December 31, 2018, as though the acquisition had occurred as of the beginning of the year (rather than on the actual acquisition date), are as follows:

Net investment income (loss)	$637,988
Total net realized gain (loss)	(19,160)
Total change in net unrealized appreciation (depreciation)	(1,119,312)
Net increase (decrease) in net assets resulting from operations	$(500,484)

Because the combined investment portfolios have been managed as a single portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Target Funds that has been included in the Fund's Statement of Operations since April 27, 2018.

15. Litigation.

The Fund, the Target Fund and other entities managed by FMR or its affiliates were named as defendants in a lawsuit filed in the United States Bankruptcy Court for the Southern District of New York in 2009. The lawsuit was brought by creditors of Motors Liquidation Company (f/k/a General Motors), which went through Chapter 11 bankruptcy proceedings in 2009, and is captioned Official Committee of Unsecured Creditors of Motors Liquidation Company v. JPMorgan Chase Bank, N.A., et al., Adversary No. 09-00504 (REG). The plaintiffs sought an order that the Fund and other defendants return proceeds received in 2009 in full payment of the principal and interest on General Motors secured debt. The plaintiffs contended that the Fund and the other defendants were not secured creditors at the time of the 2009 payments and, thus, were not entitled to payment in full. In May 2019, the parties reached a settlement that has been approved by the Bankruptcy Court. Under the terms of the settlement, the Fund will not be required to return any of the proceeds received in 2009, and will be entitled to recover a portion of the legal costs incurred in defending the case.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series II and Shareholders of Fidelity Advisor Strategic Income Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Strategic Income Fund (the "Fund"), a fund of Fidelity Advisor Series II, including the schedule of investments, as of December 31, 2019, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodians, brokers and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 14, 2020

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 277 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the Investment Company Act of 1940 (1940 Act)) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Arthur E. Johnson serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey is an Overseer Emeritus for the Boston Symphony Orchestra, a Director of Artis-Naples, and a Trustee of Brewster Academy in Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-2018), Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds. Ms. McAuliffe previously served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company). Earlier roles at FIL included Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo. Ms. McAuliffe also was the Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe is also a director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2016

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement in April 2012, Ms. Acton was Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011), and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board of Directors and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Previously, Ms. Acton served as a Member of the Advisory Board of certain Fidelity® funds (2013-2016).

Ann E. Dunwoody (1953)

Year of Election or Appointment: 2018

Trustee

General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). She is the President of First to Four LLC (leadership and mentoring services, 2012-present). She also serves as a member of the Board of Directors and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor, and aerospace systems, 2013-present), Board of Directors and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and Board of Directors of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a Member of the Advisory Board of certain Fidelity® funds (2018), a member of the Board of Directors and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board of Directors, Chair of the Nomination and Governance Committee and member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Board of Directors of the Army Historical Foundation (2015-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present) and a member of the Board of Trustees of Florida Institute of Technology (2015-present) and ThanksUSA (military family education non-profit, 2014-present).

Dennis J. Dirks (1948)

Year of Election or Appointment: 2007

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present) and Board of Directors (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

John Engler (1948)

Year of Election or Appointment: 2016

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. He serves on the board of directors for Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-present) and K12 Inc. (technology-based education company, 2012-present). Previously, Mr. Engler served as interim president of Michigan State University (2018-2019), a Member of the Advisory Board of certain Fidelity® funds (2014-2016), president of the Business Roundtable (2011-2017), a trustee of The Munder Funds (2003-2014), president and CEO of the National Association of Manufacturers (2004-2011), member of the Board of Trustees of the Annie E. Casey Foundation (2004-2015), and as governor of Michigan (1991-2003). He is a past chairman of the National Governors Association.

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Mr. Gartland is Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-present). Previously, Mr. Gartland served as a partner and investor of Vietnam Partners LLC (investments and consulting, 2008-2011). Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007), and Chase Manhattan Bank (1975-1978).

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as a Trustee of other Fidelity® funds. Mr. Donahue is President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as a Member of the Advisory Board of certain Fidelity® funds (2015-2018) and Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006), and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue serves as a Member (2007-present) and Co-Chairman (2016-present) of the Board of Directors of United Way of New York, Member of the Board of Directors of NYC Leadership Academy (2012-present) and Member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). He also served as Chairman (2010-2012) and Member of the Board of Directors (2012-2013) of Omgeo, LLC (financial services), Treasurer of United Way of New York (2012-2016), and Member of the Board of Directors of XBRL US (financial services non-profit, 2009-2012) and the International Securities Services Association (2009-2012).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Mr. Johnson serves as a member of the Board of Directors of Eaton Corporation plc (diversified power management, 2009-present) and Booz Allen Hamilton (management consulting, 2011-present). Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson previously served as Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds and on the Board of Directors of IKON Office Solutions, Inc. (1999-2008), AGL Resources, Inc. (holding company, 2002-2016), and Delta Airlines (2005-2007). Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Vice Chairman of the Independent Trustees

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management. Before joining Credit Suisse, he was an Executive Vice President and Chief Investment Officer for Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager and Research Analyst, and Mr. Kenneally was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company (pipeline and tanker operations). Ms. Knowles currently serves as a Director and Chairman of the Audit Committee of McKesson Corporation (healthcare service, since 2002). Ms. Knowles is a member of the Board of the Santa Catalina Island Company (real estate, 2009-present). Ms. Knowles is a Member of the Investment Company Institute Board of Governors and a Member of the Governing Council of the Independent Directors Council (2014-present). She also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994-2007), URS Corporation (engineering and construction, 2000-2003) and America West (airline, 1999-2002). Ms. Knowles previously served as Chairman (2015-2018) and Vice Chairman (2012-2015) of the Independent Trustees of certain Fidelity® funds.

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2007

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Chair (2018-present) and Member (2013-present) of the Board of Governors, State University System of Florida and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-2018).

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Mr. Murray is Vice Chairman (2013-present) of Meijer, Inc. (regional retail chain). Previously, Mr. Murray served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Chief Executive Officer (2013-2016) and President (2006-2013) of Meijer, Inc. Mr. Murray serves as a member of the Board of Directors and Nuclear Review and Public Policy and Responsibility Committees of DTE Energy Company (diversified energy company, 2009-present). Mr. Murray also serves as a member of the Board of Directors of Spectrum Health (not-for-profit health system, 2015-present). Mr. Murray previously served as President of Grand Valley State University (2001-2006), Treasurer for the State of Michigan (1999-2001), Vice President of Finance and Administration for Michigan State University (1998-1999), and a member of the Board of Directors and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray is also a director or trustee of many community and professional organizations.

Cornelia M. Small (1944)

Year of Election or Appointment: 2007

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of certain Fidelity® funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present) and as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), a Director of Fortune Brands, Inc. (consumer products, 2000-2011), and a member of the Board of Trustees of the University of Florida (2013-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Wiley also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Wiley serves as a Director of High Point Resources (exploration and production, 2005-present). Previously, Mr. Wiley served as a Director of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a Director of Andeavor Logistics LP (natural resources logistics, 2015-2018), a Director of Post Oak Bank (privately-held bank, 2004-2018), a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), an Advisory Director of Riverstone Holdings (private investment), a Director of Spinnaker Exploration Company (exploration and production, 2001-2005) and Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Vicki L. Fuller (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Fuller also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Fuller serves as a member of the Board of Directors, Audit Committee, and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present). Previously, Ms. Fuller served as the Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Member of the Advisory Board

Ms. Kampling also serves as Member of the Advisory Board of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Compensation Committee and Executive Committee and as Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Member of the Advisory Board

Ms. Tomasky also serves as Member of the Advisory Board of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present). In addition, Ms. Tomasky currently serves as a member of the Board of the Columbus Regional Airport Authority (2007-present), as a member of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board of Kenyon College (2016-present). Previously, Ms. Tomasky served as a member of the Board (2011-2019) and as Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

President and Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Year of Election or Appointment: 2013

Assistant Treasurer

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John B. McGinty, Jr. (1962)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. McGinty also serves as Chief Compliance Officer of other funds. Mr. McGinty is Senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2016-present). Mr. McGinty previously served as Vice President, Senior Attorney at Eaton Vance Management (investment management firm, 2015-2016), and prior to Eaton Vance as global CCO for all firm operations and registered investment companies at GMO LLC (investment management firm, 2009-2015). Before joining GMO LLC, Mr. McGinty served as Senior Vice President, Deputy General Counsel for Fidelity Investments (2007-2009).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2015

Assistant Secretary

Mr. Pogorelec also serves as Assistant Secretary of other funds. Mr. Pogorelec serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2006-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Compliance Officer of FMR Co., Inc. (investment adviser firm, 2016-2019), as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

Year of Election or Appointment: 2013

President and Treasurer

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Vadim Zlotnikov (1962)

Year of Election or Appointment: 2019

Vice President

Mr. Zlotnikov also serves as Vice President of other funds. Mr. Zlotnikov serves as President and Chief Investment Officer of Global Asset Allocation and is an employee of Fidelity Investments (2018-present). Prior to joining Fidelity Investments, Mr. Zlotnikov served as Co-Head of Multi-Asset Solutions, Chief Market Strategist, and CIO of Systematic Strategies with AllianceBernstein (investment adviser firm, 2013-2018).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2019 to December 31, 2019).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Expenses Paid During Period-B July 1, 2019 to December 31, 2019
Class A	.96%
Actual		$1,000.00	$1,025.60	$4.90
Hypothetical-C		$1,000.00	$1,020.37	$4.89
Class M	.96%
Actual		$1,000.00	$1,024.80	$4.90
Hypothetical-C		$1,000.00	$1,020.37	$4.89
Class C	1.70%
Actual		$1,000.00	$1,021.80	$8.66
Hypothetical-C		$1,000.00	$1,016.64	$8.64
Fidelity Strategic Income Fund	.66%
Actual		$1,000.00	$1,026.90	$3.37
Hypothetical-C		$1,000.00	$1,021.88	$3.36
Class I	.71%
Actual		$1,000.00	$1,026.70	$3.63
Hypothetical-C		$1,000.00	$1,021.63	$3.62
Class Z	.61%
Actual		$1,000.00	$1,027.20	$3.12
Hypothetical-C		$1,000.00	$1,022.13	$3.11

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). In addition to the expenses noted above, the Fund also indirectly bears its proportional share of the expenses of the underlying Fidelity Central Funds. Annualized expenses of the underlying non-money market Fidelity Central Funds as of their most recent fiscal half year were less than .005%.

 C 5% return per year before expenses

Fidelity® Strategic Income Fund

Distributions (Unaudited)

The Board of Trustees of Fidelity Advisor Strategic Income Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Fidelity Advisor Strategic Income Fund
Class A	02/10/2020	02/07/2020	$0.010
Class M	02/10/2020	02/07/2020	$0.010
Class C	02/10/2020	02/07/2020	$0.010
Fidelity Strategic Income Fund	02/10/2020	02/07/2020	$0.010
Class I	02/10/2020	02/07/2020	$0.010
Class Z	02/10/2020	02/07/2020	$0.010

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2019, $120,721,528, or, if subsequently determined to be different, the net capital gain of such year.

A total of 8.98% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $395,215,808 of distributions paid during the period January 1, 2019 to December 31, 2019 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund will notify shareholders in January 2020 of amounts for use in preparing 2019 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Strategic Income Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established four standing committees (Committees) — Operations, Audit, Fair Valuation, and Governance and Nominating — each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and considers, among other matters, information specifically related to the annual consideration of the renewal of the fund's Advisory Contracts. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its September 2019 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services provided by and the profits realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Approval of Amended and Restated Advisory Contracts.  At its September 2019 meeting, the Board also unanimously determined to approve an amended and restated management contract and sub-advisory agreements (Amended and Restated Contracts) in connection with an upcoming consolidation of certain of Fidelity's advisory businesses. The Board considered that, on or about January 1, 2020, Fidelity Investments Money Management, Inc. (FIMM) and FMR Co., Inc. (FMRC) expect to merge with and into FMR and, after the merger, FMR expects to redomicile as a Delaware limited liability company. The Board also approved the termination of the sub-advisory agreements with FIMM and FMRC upon the completion of the merger. The Board noted that references to FMR in the Amended and Restated Contracts would be updated to reflect FMR's new form of organization and domicile and considered that the definition of "group assets" for purposes of the fund's group fee would be modified to avoid double-counting assets once the reorganization is complete. The Board also noted Fidelity's assurance that neither the planned consolidation nor the Amended and Restated Contracts will change the investment processes, the level or nature of services provided, the resources and personnel allocated, trading and compliance operations, or any fees paid by the fund.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds with innovative structures, strategies and pricing and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) reducing management fees and total expenses for certain target date funds and index funds; (vii) lowering expense caps for certain existing funds and classes, and converting certain voluntary expense caps to contractual caps, to reduce expenses borne by shareholders; (viii) rationalizing product lines and gaining increased efficiencies from fund mergers, liquidations, and share class consolidations; (ix) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (x) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there were portfolio management changes for the fund in November 2018 and March 2019.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against one or more appropriate securities market indices, including a customized blended index that reflects the respective weights of the fund's asset classes (each a benchmark index) and a peer group of funds with similar objectives (peer group), if any. In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for such underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on gross performance (before fees and expenses but after transaction costs) compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and on net performance (after fees and expenses) compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; expectations for interest rate levels and credit conditions; issuer-specific information including credit quality; and fund cash flows and other factors. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and was considered by the Board.

Fidelity Advisor Strategic Income Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and equal to the median of its ASPG for 2018.

The Board noted that it and the boards of other Fidelity funds formed an ad hoc Committee on Group Fee, which meets periodically, to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class M, Class Z, and the retail class ranked below the competitive median for 2018, the total expense ratio of Class C ranked equal to the competitive median for 2018, and the total expense ratio of Class I ranked above the competitive median for 2018. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class I was above median due to higher transfer agent fees as a result of being primarily composed of omnibus assets, which pay a higher flat asset-based transfer agent fee. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.

PricewaterhouseCoopers LLP (PwC), auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity’s non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity’s mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity’s affiliates may benefit from the funds’ business. The Board noted that changes to fall-out benefits year-over-year reflect business developments at Fidelity’s various businesses. The Board considered that a joint ad hoc committee created by it and the boards of other Fidelity funds had recently been established, and meets periodically, to evaluate potential fall-out benefits. The Board noted that the committee was expected to, among other things: (i) discuss the legal framework surrounding potential fall-out benefits; (ii) review the Board’s responsibilities and approach to potential fall-out benefits; and (iii) review practices employed by competitor funds regarding the review of potential fall-out benefits. The Board noted that it would consider the committee’s findings in connection with future consideration of contract renewals.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total "group assets" increase, and for higher group fee rates as total "group assets" decrease ("group assets" as defined in the management contract). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as "group assets" increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, the allocation of various costs to different funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, including its effects on fund profitability, the rationale for the compensation structure, and the extent to which current market conditions have affected retention and recruitment; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds and the treatment of such compensation within Fidelity's fund profitability methodology; (v) the practices of certain sub-advisers regarding their receipt of research from broker-dealers that execute the funds' portfolio transactions; (vi) the terms of Fidelity's voluntary expense limitation agreements; (vii) the methodology with respect to competitive fund data and peer group classifications; (viii) Fidelity's transfer agent fee, expense, and service structures for different funds and classes relative to competitive trends, and the impact of the increased use of omnibus accounts; (ix) new developments in the retail and institutional marketplaces and the competitive positioning of the funds relative to other investment products and services; (x) the impact on fund profitability of recent changes in total net assets for Fidelity's money market funds, anticipated changes to the competitive landscape for money market funds, and the level of investor comfort with gates, fees, and floating NAVs; (xi) the funds' share class structures and distribution channels; and (xii) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends and methodologies for total expense competitive comparisons, and actions that might be taken by Fidelity to reduce total expense ratios for certain classes. In addition, the Board considered its discussions with Fidelity throughout the year regarding enhanced information security initiatives and the funds' fair valuation policies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that the fund's Advisory Contracts should be renewed and the fund's Amended and Restated Contracts should be approved.

The following are the financial statements for the Fidelity® Emerging Markets Debt Central Fund as of December 31, 2019 which is a direct investment of Fidelity® Strategic Income Fund.

Fidelity® Emerging Markets Debt Central Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2019	Past 1 year	Past 5 years	Life of fundA
Fidelity® Emerging Markets Debt Central Fund	10.48%	6.88%	6.56%

 A From March 17, 2011

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Emerging Markets Debt Central Fund on March 17, 2011, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg Barclays Emerging Markets Aggregate USD Bond Index performed over the same period.

Period Ending Values
$17,490	Fidelity® Emerging Markets Debt Central Fund
$16,647	Bloomberg Barclays Emerging Markets Aggregate USD Bond Index
$16,778	J.P. Morgan Emerging Markets Bond Index Global

Fidelity® Emerging Markets Debt Central Fund

Management's Discussion of Fund Performance

Market Recap:  Emerging-markets debt gained 14.42% in 2019, as measured by the J.P. Morgan Emerging Markets Bond Index Global. The asset class reacted favorably to the U.S. Federal Reserve's shift away from its monetary tightening bias, and its move to cut interest rates three times in 2019. In addition, the U.S. and China reportedly reached an agreement late in the year to reduce certain U.S. tariffs, providing a tactical boost to sentiment after sustained escalation the past two years. These factors helped support a generally "risk on" environment, with all but a few of the index's country components gaining for the year. Ukraine (+32%) was a standout, as the bond market here continued to attract investors due to the nation’s high real interest rates and policy momentum driven by President Volodymyr Zelensky, who took office in May. Improved oil prices boosted oil-sensitive credits and markets, including Mexico (+21%), where bonds of Pemex, the country’s state-owned oil company, gained. Mexico was the index’s largest country component in 2019, at 11%, on average. Conversely, Lebanon (-36%) and Argentina (-24%) fared worst. Lebanon’s economy remained in jeopardy and its political future uncertain, as the country’s prime minister, Saad Hariri, resigned in late October amid mass antigovernment protests. Political and economic woes also weighed on Argentina, although this market recovered late in the year as a newly elected government took shape.

Comments from Co-Portfolio Managers Timothy Gill and Jonathan Kelly:  For the year, the fund gained 10.48%, lagging the 13.11% advance of the benchmark Bloomberg Barclays Emerging Markets Aggregate USD Bond Index. The fund’s underperformance of the benchmark was primarily due to an overweighting in Argentina, which significantly lagged the broader market for the year. The fund’s cash position of roughly 9%, on average, weighed on relative performance amid the strong market backdrop. Choices in Kazakhstan and the United States hurt, as did positioning in Indonesia and picks in Brazil. Our overweighting in Venezuela also notably detracted, although we had strong bond choices there. Conversely, we benefited from an underweighting in China, where the nation’s generally higher-quality bonds underperformed due to investors’ appetite for riskier bond categories. Security selection in Russia also helped. An overweighting in Ukraine helped, although the negative of choices among bonds there somewhat offset this positive. Bond choices in Mexico were another positive.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to shareholders:  As part of a regular review of its organizational structure, Fidelity has decided to merge certain entities to streamline operations, increase efficiency, simplify reporting, and reduce legal, compliance, and accounting complexity and costs. In separate events, Fidelity has merged four of its investment advisers and two of its broker-dealers.

Effective on or about January 1, 2020, following any required regulatory notices and approvals:

Investment advisers Fidelity Investments Money Management, Inc., FMR Co., Inc., and Fidelity SelectCo, LLC, merged with and into Fidelity Management & Research Company. In connection with the merger transactions, the resulting, merged investment adviser was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to “Fidelity Management & Research Company LLC”.

Broker-dealer Fidelity Distributors Corporation merged with and into Fidelity Investments Institutional Services Company, Inc. (“FIISC”). FIISC was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to “Fidelity Distributors Company LLC”.

These mergers are not expected to affect fund shareholders or Fidelity clients, nor are they expected to result in any changes to the day-to-day management of Fidelity’s brokerage services, the Fidelity funds, their investment policies and practices, their portfolio management teams, or the funds’ expenses.

On April 15, 2019, the fund changed its benchmark from the J.P. Morgan Emerging Markets Bond Index Global to the Bloomberg Barclays Emerging Markets Aggregate USD Bond Index.

Fidelity® Emerging Markets Debt Central Fund

Investment Summary (Unaudited)

Top Five Countries as of December 31, 2019

(excluding cash equivalents)	% of fund's net assets
Mexico	8.9
Argentina	7.5
Turkey	6.8
United States of America	6.4
Ukraine	4.9

Percentages are adjusted for the effect of futures contracts, if applicable.

Top Five Holdings as of December 31, 2019

(by issuer, excluding cash equivalents)	% of fund's net assets
Ukraine Government	4.8
Turkish Republic	4.6
U.S. Treasury Obligations	4.4
Petroleos Mexicanos	4.0
Ministry of Finance of the Russian Federation	3.8
21.6

Asset Allocation (% of fund's net assets)

As of December 31, 2019
Corporate Bonds	38.2%
Government Obligations	44.7%
Supranational Obligations	0.2%
Preferred Securities	2.6%
Short-Term Investments and Net Other Assets (Liabilities)	14.3%

Fidelity® Emerging Markets Debt Central Fund

Schedule of Investments December 31, 2019

Showing Percentage of Net Assets

Nonconvertible Bonds - 38.2%
		Principal Amount(a)	Value
Argentina - 2.5%
Aeropuertos Argentina 2000 SA 6.875% 2/1/27 (b)		$14,790,000	$14,175,291
Banco Macro SA 6.75% 11/4/26 (b)(c)		11,510,000	8,722,422
Cablevision SA 6.5% 6/15/21 (b)		2,466,000	2,364,278
Inversiones y Representaciones SA 11.5% 7/20/20 (Reg. S)		65,000	62,969
Pampa Holding SA:
7.375% 7/21/23 (b)		4,260,000	3,995,081
7.5% 1/24/27 (b)		2,185,000	1,856,567
Pan American Energy LLC 7.875% 5/7/21 (b)		1,307,333	1,358,810
Transportadora de Gas del Sur SA 6.75% 5/2/25 (b)		5,965,000	5,239,880
YPF SA:
8.5% 3/23/21 (b)		6,777,000	6,709,230
8.5% 6/27/29 (b)		2,750,000	2,482,734
8.75% 4/4/24 (b)		27,910,000	27,107,588

TOTAL ARGENTINA			74,074,850

Austria - 0.2%
ESAL GmbH 6.25% 2/5/23 (b)		1,289,000	1,301,890
JBS Investments II GmbH 7% 1/15/26 (b)		5,370,000	5,841,647

TOTAL AUSTRIA			7,143,537

Azerbaijan - 0.1%
Southern Gas Corridor CJSC 6.875% 3/24/26 (b)		3,570,000	4,246,738
Bahrain - 0.3%
The Oil and Gas Holding Co.:
7.5% 10/25/27 (b)		5,365,000	6,184,839
7.625% 11/7/24 (b)		2,690,000	3,121,241

TOTAL BAHRAIN			9,306,080

Belarus - 0.0%
Development Bank of the Republic of Belarus 6.75% 5/2/24 (b)		1,300,000	1,369,063
Bermuda - 0.6%
Digicel Group Ltd. 6.75% 3/1/23 (b)		4,120,000	2,392,175
GeoPark Ltd. 6.5% 9/21/24 (b)		800,000	833,750
Qtel International Finance Ltd.:
3.25% 2/21/23 (b)		9,635,000	9,803,613
3.75% 6/22/26 (b)		1,225,000	1,289,313
5% 10/19/25 (b)		2,880,000	3,204,000

TOTAL BERMUDA			17,522,851

Brazil - 0.3%
Globo Comunicacao e Participacoes SA:
4.843% 6/8/25 (b)		5,045,000	5,215,269
4.875% 4/11/22 (b)		3,540,000	3,672,750

TOTAL BRAZIL			8,888,019

British Virgin Islands - 1.4%
1MDB Global Investments Ltd. 4.4% 3/9/23		31,500,000	30,614,063
Central American Bottling Corp. 5.75% 1/31/27 (b)		1,295,000	1,367,439
Gold Fields Orogen Holding BVI Ltd.:
4.875% 10/7/20 (b)		2,637,000	2,676,555
5.125% 5/15/24 (b)		1,235,000	1,318,363
Sinopec Group Overseas Development Ltd. 3.68% 8/8/49 (b)		3,915,000	4,022,663

TOTAL BRITISH VIRGIN ISLANDS			39,999,083

Canada - 1.0%
First Quantum Minerals Ltd. 7.25% 4/1/23 (b)		20,970,000	21,714,435
Frontera Energy Corp. 9.7% 6/25/23 (b)		6,430,000	6,747,481

TOTAL CANADA			28,461,916

Cayman Islands - 0.8%
Banco Do Brasil SA:
4.625% 1/15/25 (b)		2,150,000	2,246,750
4.875% 4/19/23 (b)		1,290,000	1,356,113
Comcel Trust 6.875% 2/6/24 (b)		11,400,000	11,727,750
Itau Unibanco Holding SA 5.125% 5/13/23 (Reg. S)		2,735,000	2,885,425
Lamar Funding Ltd. 3.958% 5/7/25(b)		625,000	609,375
NagaCorp Ltd. 9.375% 5/21/21 (b)		1,535,000	1,626,333
Odebrecht Finance Ltd.:
4.375% 4/25/25 (b)(d)		11,075,000	501,836
7.125% 6/26/42 (b)(d)		14,263,000	641,835
Shimao Property Holdings Ltd. 4.75% 7/3/22		1,790,000	1,828,597
Sparc Em Spc 0% 12/5/22 (b)		678,510	651,376

TOTAL CAYMAN ISLANDS			24,075,390

Colombia - 0.3%
Banco de Bogota SA 6.25% 5/12/26 (b)		1,250,000	1,401,172
Colombia Telecomunicaciones SA 5.375% 9/27/22 (b)		7,958,000	8,030,119

TOTAL COLOMBIA			9,431,291

Curacao - 0.1%
Teva Pharmaceutical Finance Co. BV:
2.95% 12/18/22		3,125,000	2,984,375
3.65% 11/10/21		1,030,000	1,008,113

TOTAL CURACAO			3,992,488

Dominican Republic - 0.1%
Banco de Reservas de La Republica Dominicana 7% 2/1/23 (b)		2,475,000	2,601,844
Georgia - 0.6%
Georgia Bank Joint Stock Co. 6% 7/26/23 (b)		10,095,000	10,599,750
Georgian Oil & Gas Corp. 6.75% 4/26/21 (b)		5,263,000	5,447,205
JSC Georgian Railway 7.75% 7/11/22 (b)		1,290,000	1,412,550
TBC Bank JSC 5.75% 6/19/24 (b)		1,445,000	1,488,802

TOTAL GEORGIA			18,948,307

Indonesia - 0.8%
Delta Merlin Dunia Tekstil PT 8.625% 3/12/24(b)(d)		1,970,000	147,750
PT Adaro Indonesia 4.25% 10/31/24 (b)		10,460,000	10,329,250
PT Bukit Makmur Mandiri Utama 7.75% 2/13/22 (b)		12,515,000	12,937,381

TOTAL INDONESIA			23,414,381

Ireland - 1.0%
Alfa Bond Issuance PLC 5.95% 4/15/30 (b)(c)		2,605,000	2,634,306
Bonitron Designated Activity Co. 8.75% 10/30/22 (b)		8,445,000	8,999,203
Borets Finance DAC 6.5% 4/7/22 (b)		5,620,000	5,825,481
C&W Senior Financing Designated Activity Co. 6.875% 9/15/27 (b)		1,950,000	2,085,194
CBOM Finance PLC 5.55% 2/14/23 (b)		3,990,000	4,112,194
Celtic Resources Holdings DAC 4.125% 10/9/24 (b)		3,700,000	3,810,771
MTS International Funding Ltd. 5% 5/30/23 (b)		1,465,000	1,565,719

TOTAL IRELAND			29,032,868

Kazakhstan - 0.2%
BTA Bank JSC 5.5% 12/21/22 (b)		5,707,147	5,757,085
KazMunaiGaz National Co. 4.75% 4/24/25 (b)		1,325,000	1,447,977

TOTAL KAZAKHSTAN			7,205,062

Korea (South) - 0.3%
Export-Import Bank of Korea 6.2% 8/7/21 (b)	INR	284,300,000	3,962,217
POSCO 4% 8/1/23 (b)		3,155,000	3,299,598

TOTAL KOREA (SOUTH)			7,261,815

Luxembourg - 2.2%
CSN Resources SA:
6.5% 7/21/20 (b)		7,478,000	7,583,159
7.625% 2/13/23 (b)		19,000,000	20,270,625
Millicom International Cellular SA:
6% 3/15/25 (b)		4,210,000	4,366,559
6.625% 10/15/26 (Reg. S)		1,475,000	1,628,953
Petrobras International Finance Co. Ltd. 6.875% 1/20/40		7,773,000	9,087,123
Rumo Luxembourg Sarl 7.375% 2/9/24 (b)		15,810,000	17,030,334
Usiminas International SARL 5.875% 7/18/26 (b)		3,005,000	3,128,956

TOTAL LUXEMBOURG			63,095,709

Mauritius - 0.4%
HTA Group Ltd. 9.125% 3/8/22 (b)		7,440,000	7,679,475
MTN (Mauritius) Investments Ltd.:
5.373% 2/13/22 (b)		1,400,000	1,445,500
6.5% 10/13/26 (b)		2,670,000	2,953,688

TOTAL MAURITIUS			12,078,663

Mexico - 7.2%
America Movil S.A.B. de CV 6.45% 12/5/22	MXN	224,420,000	11,487,319
Axtel S.A.B. de CV 6.375% 11/14/24 (b)		3,725,000	3,929,875
BBVA Bancomer SA 7.25% 4/22/20 (b)		2,600,000	2,619,500
Braskem Idesa SAPI 7.45% 11/15/29 (b)		4,600,000	4,887,500
CEMEX S.A.B. de CV 7.75% 4/16/26 (b)		2,630,000	2,873,275
Credito Real S.A.B. de CV 9.5% 2/7/26 (b)		3,775,000	4,310,578
Elementia S.A.B. de CV 5.5% 1/15/25 (b)		4,230,000	4,282,875
Metalsa SA de CV 4.9% 4/24/23 (b)		10,737,000	11,119,506
Pemex Project Funding Master Trust:
6.625% 6/15/35		21,800,000	22,301,400
6.625% 6/15/38		25,000	24,898
8.625% 2/1/22		1,575,000	1,740,375
8.625% 12/1/23 (c)		930,000	1,036,885
Petroleos Mexicanos:
3 month U.S. LIBOR + 3.650% 5.5384% 3/11/22 (c)(e)		4,025,000	4,193,587
3.5% 1/30/23		13,620,000	13,700,869
4.875% 1/24/22		3,850,000	3,990,766
4.875% 1/18/24		26,725,000	28,141,425
5.375% 3/13/22		1,500,000	1,571,250
6.5% 6/2/41		5,910,000	5,858,288
6.75% 9/21/47		26,042,000	26,269,868
7.69% 1/23/50 (b)		30,929,000	33,889,215
TV Azteca SA de CV 8.25% 8/9/24 (Reg. S)		26,115,000	23,315,798

TOTAL MEXICO			211,545,052

Mongolia - 0.3%
Development Bank of Mongolia 7.25% 10/23/23(b)		1,930,000	2,042,181
Trade and Development Bank of Mongolia LLC 9.375% 5/19/20 (b)		7,403,000	7,541,806

TOTAL MONGOLIA			9,583,987

Morocco - 0.1%
OCP SA 6.875% 4/25/44 (b)		1,260,000	1,605,319
Netherlands - 4.5%
Cimpor Financial Operations BV 5.75% 7/17/24 (b)		10,725,000	8,898,398
GTH Finance BV 7.25% 4/26/23 (b)		9,140,000	10,284,419
IHS Netherlands Holdco BV 7.125% 3/18/25 (b)		8,445,000	8,803,913
Metinvest BV 7.75% 4/23/23 (b)		17,130,000	17,965,088
Nostrum Oil & Gas Finance BV 8% 7/25/22 (b)		30,870,000	14,007,263
Petrobras Global Finance BV:
5.093% 1/15/30 (b)		7,021,000	7,508,960
5.999% 1/27/28		3,737,000	4,255,509
6.25% 3/17/24		9,840,000	11,026,950
6.9% 3/19/49		2,160,000	2,535,300
8.75% 5/23/26		16,145,000	20,738,253
SABIC Capital II BV 4% 10/10/23 (b)		9,280,000	9,760,241
VTR Finance BV 6.875% 1/15/24 (b)		16,415,000	16,856,153

TOTAL NETHERLANDS			132,640,447

Nigeria - 0.1%
Fidelity Bank PLC 10.5% 10/16/22 (b)		3,485,000	3,901,022
Paraguay - 0.1%
Telefonica Celular del Paraguay SA 5.875% 4/15/27 (b)		2,585,000	2,776,452
Peru - 0.4%
Alicorp SA 6.875% 4/17/27 (b)	PEN	1,645,000	535,879
Telefonica del Peru SA 7.375% 4/10/27 (b)	PEN	30,265,000	9,763,272

TOTAL PERU			10,299,151

Saudi Arabia - 1.8%
Saudi Arabian Oil Co.:
2.875% 4/16/24 (b)		2,290,000	2,321,488
3.5% 4/16/29 (b)		16,095,000	16,688,503
4.25% 4/16/39 (b)		16,825,000	17,981,719
4.375% 4/16/49 (b)		13,200,000	14,520,000

TOTAL SAUDI ARABIA			51,511,710

Singapore - 0.8%
Indika Energy Capital II Pte. Ltd. 6.875% 4/10/22 (b)		14,210,000	14,756,197
Medco Strait Services Pte. Ltd. 8.5% 8/17/22 (b)		3,615,000	3,845,456
TBG Global Pte. Ltd. 5.25% 2/10/22 (Reg. S)		5,650,000	5,708,930

TOTAL SINGAPORE			24,310,583

South Africa - 1.7%
Eskom Holdings SOC Ltd.:
5.75% 1/26/21 (b)		32,900,000	32,941,125
5.75% 1/26/21 (Reg. S)		7,270,000	7,279,088
6.75% 8/6/23 (b)		5,575,000	5,672,563
7.125% 2/11/25 (b)		4,770,000	4,871,363

TOTAL SOUTH AFRICA			50,764,139

Togo - 0.1%
Ecobank Transnational, Inc. 9.5% 4/18/24 (b)		3,860,000	4,314,756
Tunisia - 0.2%
Banque Centrale de Tunisie 5.75% 1/30/25 (b)		5,675,000	5,281,297
Turkey - 2.0%
Akbank TAS 7.2% 3/16/27 (b)(c)		5,465,000	5,326,667
Petkim Petrokimya Holding A/S 5.875% 1/26/23 (b)		13,125,000	13,149,609
T.C. Ziraat Bankasi A/S 5.125% 5/3/22 (b)		6,135,000	6,110,077
Turk Sise ve Cam Fabrikalari A/S:
4.25% 5/9/20 (b)		205,000	204,488
6.95% 3/14/26 (b)		2,595,000	2,753,944
Turk Telekomunikasyon A/S 6.875% 2/28/25 (b)		2,600,000	2,775,500
Turkiye Garanti Bankasi A/S 6.125% 5/24/27 (b)(c)		5,905,000	5,585,761
Turkiye Is Bankasi A/S:
5% 4/30/20 (b)		2,800,000	2,804,900
5.5% 4/21/22 (b)		3,815,000	3,853,150
Turkiye Vakiflar Bankasi TAO 5.75% 1/30/23 (b)		17,010,000	16,754,850

TOTAL TURKEY			59,318,946

Ukraine - 0.1%
Naftogaz of Ukraine NJSC 7.625% 11/8/26 (b)		1,955,000	1,986,769
United Arab Emirates - 0.5%
ADES International Holding Ltd. 8.625% 4/24/24 (b)		6,360,000	6,610,425
DP World Ltd. 5.625% 9/25/48 (b)		2,475,000	2,859,398
Oztel Holdings SPC Ltd. 5.625% 10/24/23 (b)		3,445,000	3,670,002

TOTAL UNITED ARAB EMIRATES			13,139,825

United Kingdom - 3.0%
Biz Finance PLC 9.625% 4/27/22 (b)		5,092,917	5,347,563
DTEK Finance PLC 10.75% 12/31/24 pay-in-kind (c)		28,105,000	28,509,009
NAK Naftogaz Ukraine 7.375% 7/19/22 (Reg. S)		2,170,000	2,251,374
Oschadbank Via SSB #1 PLC 9.375% 3/10/23 (b)		2,682,750	2,827,786
Polyus Finance PLC 5.25% 2/7/23 (b)		2,755,000	2,937,519
Tullow Oil PLC 6.25% 4/15/22 (b)		14,665,000	13,221,414
Ukraine Railways via Shortline PLC 9.875% 9/15/21 (b)		4,111,600	4,265,785
Vedanta Resources Finance II PLC 9.25% 4/23/26 (b)		4,220,000	4,205,143
Vedanta Resources PLC:
6.375% 7/30/22 (b)		24,040,000	23,536,663
8.25% 6/7/21 (b)		985,000	1,022,861

TOTAL UNITED KINGDOM			88,125,117

United States of America - 2.0%
Azul Investments LLP 5.875% 10/26/24 (b)		7,295,000	7,561,723
CEMEX Finance LLC 6% 4/1/24 (b)		1,485,000	1,523,981
Citgo Holding, Inc. 9.25% 8/1/24 (b)		5,435,000	5,829,038
Citgo Petroleum Corp. 6.25% 8/15/22 (b)		14,355,000	14,552,381
Kosmos Energy Ltd. 7.125% 4/4/26 (b)		11,545,000	11,783,116
Stillwater Mining Co. 6.125% 6/27/22 (b)		15,870,000	16,227,075

TOTAL UNITED STATES OF AMERICA			57,477,314

Venezuela - 0.1%
Petroleos de Venezuela SA:
5.375% 4/12/27 (d)		5,000,000	387,500
5.5% 4/12/37 (d)		330,000	25,575
6% 5/16/24 (b)(d)		9,685,000	750,588
6% 11/15/26 (b)(d)		12,130,000	940,075
9.75% 5/17/35 (b)(d)		1,315,000	101,913
12.75% 2/17/22 (b)(d)		1,310,000	101,525

TOTAL VENEZUELA			2,307,176

TOTAL NONCONVERTIBLE BONDS
(Cost $1,132,138,689)			1,123,039,017

Government Obligations - 44.7%
Angola - 0.2%
Angola Republic 9.5% 11/12/25 (b)		4,090,000	4,778,909
Argentina - 5.0%
Argentine Republic:
5.625% 1/26/22		37,185,000	19,324,580
6.875% 4/22/21		61,925,000	33,187,930
7.5% 4/22/26		62,225,000	32,143,102
8.75% 5/7/24		2,341,854	900,017
Buenos Aires Province:
10.875% 1/26/21 (b)		9,533,333	6,578,000
10.875% 1/26/21 (Reg. S)		13,750,667	9,487,960
City of Buenos Aires:
7.5% 6/1/27 (Reg. S)		1,299,000	1,253,535
8.95% 2/19/21 (b)		5,715,100	5,743,676
Mendoza Province 8.375% 5/19/24 (b)		965,000	656,200
Province of Santa Fe 7% 3/23/23 (b)		15,350,000	12,280,000
Provincia de Cordoba:
7.125% 6/10/21 (b)		24,110,000	18,263,325
7.45% 9/1/24 (b)		9,360,000	6,451,380

TOTAL ARGENTINA			146,269,705

Azerbaijan - 0.1%
Azerbaijan Republic 4.75% 3/18/24 (b)		4,080,000	4,365,600
Bahamas (Nassau) - 0.1%
Bahamian Republic 6% 11/21/28 (b)		2,245,000	2,497,563
Bahrain - 0.1%
Bahrain Kingdom 5.5% 3/31/20 (b)		2,300,000	2,311,500
Barbados - 0.0%
Barbados Government:
6.5% 2/1/21 (b)		705,000	681,206
6.5% 10/1/29 (b)		315,000	307,814

TOTAL BARBADOS			989,020

Belarus - 0.5%
Belarus Republic:
6.875% 2/28/23 (b)		11,650,000	12,440,016
7.625% 6/29/27 (b)		1,290,000	1,464,150

TOTAL BELARUS			13,904,166

Bermuda - 0.4%
Bermuda Government:
3.717% 1/25/27 (b)		3,310,000	3,485,844
4.75% 2/15/29 (b)		6,745,000	7,642,928

TOTAL BERMUDA			11,128,772

Bolivia - 0.0%
Plurinational State of Bolivia 5.95% 8/22/23 (b)		1,175,000	1,260,555
Brazil - 1.5%
Brazilian Federative Republic:
4.75% 1/14/50		10,515,000	10,445,995
5.625% 1/7/41		2,595,000	2,906,400
5.625% 2/21/47		3,940,000	4,459,588
8.25% 1/20/34		15,410,000	21,280,247
10% 1/1/23	BRL	20,840,000	5,759,998

TOTAL BRAZIL			44,852,228

Cameroon - 0.6%
Cameroon Republic 9.5% 11/19/25 (b)		15,715,000	17,610,622
Costa Rica - 0.2%
Costa Rican Republic 4.25% 1/26/23 (b)		5,330,000	5,374,972
Dominican Republic - 0.9%
Dominican Republic:
5.95% 1/25/27 (b)		2,545,000	2,808,248
6% 7/19/28 (b)		3,585,000	3,984,952
6.4% 6/5/49 (b)		2,910,000	3,186,450
6.85% 1/27/45 (b)		2,530,000	2,887,363
6.875% 1/29/26 (b)		4,240,000	4,853,475
7.45% 4/30/44 (b)		7,275,000	8,782,289

TOTAL DOMINICAN REPUBLIC			26,502,777

Egypt - 3.2%
Arab Republic of Egypt:
5.577% 2/21/23 (b)		1,390,000	1,452,203
6.125% 1/31/22 (b)		16,495,000	17,134,181
6.2004% 3/1/24 (b)		3,195,000	3,442,613
7.0529% 1/15/32 (b)		1,665,000	1,745,648
7.5% 1/31/27 (b)		35,555,000	39,588,270
7.6003% 3/1/29 (b)		15,420,000	16,860,806
7.903% 2/21/48 (b)		4,290,000	4,493,775
8.5% 1/31/47 (b)		7,395,000	8,210,761
8.7002% 3/1/49 (b)		1,150,000	1,284,047

TOTAL EGYPT			94,212,304

El Salvador - 1.0%
El Salvador Republic:
5.875% 1/30/25 (Reg.S)		9,840,000	10,384,275
6.375% 1/18/27 (b)		8,380,000	8,953,506
7.1246% 1/20/50 (b)		2,835,000	3,023,705
7.625% 9/21/34 (b)		2,100,000	2,323,125
7.65% 6/15/35 (Reg. S)		1,480,000	1,686,738
7.75% 1/24/23 (b)		1,975,000	2,169,414

TOTAL EL SALVADOR			28,540,763

Ghana - 0.3%
Ghana Republic:
7.875% 3/26/27 (b)		3,340,000	3,490,300
8.125% 1/18/26 (b)		4,130,000	4,453,947

TOTAL GHANA			7,944,247

Guatemala - 0.1%
Guatemalan Republic 4.9% 6/1/30 (b)		1,355,000	1,454,084
Indonesia - 1.9%
Indonesian Republic:
4.35% 1/11/48		5,270,000	5,811,822
5.125% 1/15/45 (b)		7,585,000	9,056,964
5.25% 1/17/42 (b)		4,340,000	5,224,275
5.95% 1/8/46 (b)		3,500,000	4,652,813
6.75% 1/15/44 (b)		2,700,000	3,877,875
7.75% 1/17/38 (b)		8,860,000	13,312,150
8.5% 10/12/35 (b)		110,000	173,053
8.5% 10/12/35 (Reg. S)		8,855,000	13,930,783

TOTAL INDONESIA			56,039,735

Iraq - 1.1%
Republic of Iraq 5.8% 1/15/28 (Reg. S)		32,530,000	31,920,063
Ivory Coast - 0.5%
Ivory Coast 5.75% 12/31/32		13,338,000	13,333,832
Jamaica - 0.1%
Jamaican Government:
6.75% 4/28/28		725,000	860,484
7.875% 7/28/45		1,995,000	2,698,238

TOTAL JAMAICA			3,558,722

Jordan - 0.1%
Jordanian Kingdom 6.125% 1/29/26 (b)		2,455,000	2,632,988
Kazakhstan - 0.0%
Kazakhstan Republic 6.5% 7/21/45 (b)		825,000	1,214,813
Kenya - 0.1%
Republic of Kenya 6.875% 6/24/24 (b)		3,790,000	4,094,384
Lebanon - 0.9%
Lebanese Republic:
5.8% 4/14/20		8,557,000	6,963,259
6.15% 6/19/20		1,910,000	1,497,559
6.375% 3/9/20		22,303,000	19,319,974

TOTAL LEBANON			27,780,792

Mexico - 1.7%
United Mexican States:
5.75% 10/12/10		8,745,000	10,340,963
6.05% 1/11/40		23,540,000	30,609,356
6.5% 6/9/22	MXN	188,715,000	9,931,055

TOTAL MEXICO			50,881,374

Mongolia - 0.1%
Mongolian People's Republic 8.75% 3/9/24 (b)		1,300,000	1,479,563
Morocco - 0.3%
Moroccan Kingdom:
4.25% 12/11/22 (b)		6,725,000	7,090,672
5.5% 12/11/42 (b)		850,000	1,039,922

TOTAL MOROCCO			8,130,594

Nigeria - 0.8%
Republic of Nigeria:
6.375% 7/12/23 (b)		2,475,000	2,641,289
6.5% 11/28/27 (b)		5,445,000	5,562,408
6.75% 1/28/21 (b)		1,125,000	1,167,539
7.625% 11/21/25 (b)		11,800,000	13,039,000

TOTAL NIGERIA			22,410,236

Oman - 0.5%
Sultanate of Oman:
3.875% 3/8/22 (b)		5,765,000	5,844,269
4.75% 6/15/26 (b)		4,325,000	4,391,227
5.375% 3/8/27 (b)		1,105,000	1,140,567
5.625% 1/17/28 (b)		600,000	621,000
6.75% 1/17/48 (b)		3,105,000	3,127,317

TOTAL OMAN			15,124,380

Pakistan - 0.3%
Islamic Republic of Pakistan 8.25% 4/15/24 (b)		1,300,000	1,446,250
The Third Pakistan International Sukuk Co. Ltd.:
5.5% 10/13/21 (b)		2,925,000	2,983,500
5.625% 12/5/22 (b)		2,005,000	2,052,619

TOTAL PAKISTAN			6,482,369

Papua New Guinea - 0.1%
Papua New Guinea 8.375% 10/4/28 (b)		3,640,000	3,849,300
Paraguay - 0.0%
Republic of Paraguay 5.4% 3/30/50 (b)		790,000	908,006
Peru - 0.4%
Peruvian Republic 4% 3/7/27 (f)(g)		10,956,000	10,972,716
Qatar - 1.5%
State of Qatar:
4% 3/14/29 (b)		4,435,000	4,957,498
4.817% 3/14/49 (b)		12,100,000	14,966,188
5.103% 4/23/48 (b)		12,105,000	15,554,925
9.75% 6/15/30 (b)		4,350,000	7,147,594

TOTAL QATAR			42,626,205

Romania - 0.1%
Romanian Republic 5.125% 6/15/48 (b)		3,280,000	3,763,800
Russia - 3.8%
Ministry of Finance of the Russian Federation:
5.1% 3/28/35 (b)		26,000,000	31,070,000
5.1% 3/28/35(Reg. S)		8,200,000	9,799,000
5.25% 6/23/47 (b)		28,800,000	36,000,000
5.25% 6/23/47(Reg. S)		3,600,000	4,500,000
5.625% 4/4/42 (b)		3,825,000	5,015,530
5.875% 9/16/43 (b)		1,195,000	1,614,370
7.25% 5/10/34	RUB	449,775,000	7,796,644
7.6% 7/20/22	RUB	424,870,000	7,159,016
8.15% 2/3/27	RUB	461,745,000	8,317,789

TOTAL RUSSIA			111,272,349

Rwanda - 0.2%
Rwanda Republic 6.625% 5/2/23 (b)		5,505,000	5,880,028
Saudi Arabia - 0.4%
Kingdom of Saudi Arabia:
4.5% 10/26/46 (b)		3,860,000	4,274,950
4.625% 10/4/47 (b)		3,705,000	4,169,978
5.25% 1/16/50 (b)		3,765,000	4,685,072

TOTAL SAUDI ARABIA			13,130,000

South Africa - 0.0%
South African Republic 4.875% 4/14/26		840,000	874,650
Sri Lanka - 0.3%
Democratic Socialist Republic of Sri Lanka:
5.75% 4/18/23 (b)		3,050,000	3,017,421
6.25% 10/4/20 (b)		3,795,000	3,844,809
6.25% 7/27/21 (b)		1,630,000	1,655,978
6.85% 3/14/24 (b)		1,495,000	1,515,914

TOTAL SRI LANKA			10,034,122

Turkey - 4.8%
Export Credit Bank of Turkey 5.375% 2/8/21 (b)		4,590,000	4,655,981
Turkish Republic:
3.25% 3/23/23		5,105,000	4,907,181
5.125% 3/25/22		46,445,000	47,533,555
5.625% 3/30/21		9,055,000	9,318,161
5.75% 5/11/47		7,890,000	6,977,719
6.25% 9/26/22		49,755,000	51,978,427
6.35% 8/10/24		3,290,000	3,439,078
7.25% 12/23/23		8,080,000	8,728,925
7.375% 2/5/25		3,980,000	4,349,394

TOTAL TURKEY			141,888,421

Ukraine - 4.8%
Ukraine Government:
7.375% 9/25/32 (b)		4,610,000	4,916,853
7.75% 9/1/20 (b)		37,950,000	38,993,625
7.75% 9/1/21 (b)		65,047,000	68,787,203
7.75% 9/1/22 (b)		8,012,000	8,612,900
7.75% 9/1/23 (b)		4,065,000	4,405,444
7.75% 9/1/24 (b)		7,595,000	8,267,158
7.75% 9/1/26 (b)		2,780,000	3,030,200
7.75% 9/1/27 (b)		2,935,000	3,206,488

TOTAL UKRAINE			140,219,871

United Arab Emirates - 0.2%
Emirate of Abu Dhabi 3.125% 9/30/49 (b)		7,425,000	7,241,695
United States of America - 4.4%
U.S. Treasury Bonds 3% 2/15/48		6,002,000	6,739,416
U.S. Treasury Notes:
2% 11/15/26		103,626,000	104,703,333
2.375% 5/15/29		16,450,000	17,084,569

TOTAL UNITED STATES OF AMERICA			128,527,318

Uruguay - 0.0%
Banco Central del Uruguay:
value recovery A rights 1/2/21 (f)(h)		1,000,000	10
value recovery B rights 1/2/21 (f)(h)		1,500,000	15

TOTAL URUGUAY			25

Venezuela - 0.2%
Venezuelan Republic:
oil recovery warrants 4/15/20 (f)(h)		2,504	2,504
9.25% 9/15/27 (d)		32,390,000	3,724,850
11.95% 8/5/31 (Reg. S) (d)		14,080,000	1,619,200
12.75% 8/23/22 (d)		2,705,000	311,075

TOTAL VENEZUELA			5,657,629

Vietnam - 0.9%
Vietnamese Socialist Republic:
6 month U.S. LIBOR + 0.813% 2.8476% 3/13/28 (c)(e)		1,040,000	1,046,657
5.5% 3/12/28		24,486,566	24,211,093

TOTAL VIETNAM			25,257,750

TOTAL GOVERNMENT OBLIGATIONS
(Cost $1,335,121,077)			1,311,185,517

Supranational Obligations - 0.2%
European Bank for Reconstruction & Development 6% 5/4/20 (Reg. S)
(Cost $6,545,269)		INR 423,400,000	5,911,935

Preferred Securities - 2.6%
Cayman Islands - 1.6%
Banco Do Brasil SA:
6.25% (b)(c)(i)		6,700,000	6,896,023
9% (b)(c)(i)		3,275,000	3,744,775
Banco Mercantil del Norte SA 7.625% (b)(c)(i)		2,830,000	3,080,871
Cosan Overseas Ltd. 8.25% (i)		23,191,000	24,320,774
Itau Unibanco Holding SA:
5.5% 8/6/22 (b)		5,655,000	6,101,714
6.125% (b)(c)(i)		1,525,000	1,598,253
Odebrecht Finance Ltd.:
7.5% (b)(d)(i)		21,825,000	653,113
7.5% (Reg. S) (d)(i)		500,000	14,963

TOTAL CAYMAN ISLANDS			46,410,486

Colombia - 0.2%
Colombia Telecomunicaciones SA 8.5% (b)(c)(i)		5,440,000	5,615,941
Georgia - 0.0%
Georgia Bank Joint Stock Co. 11.125% (Reg. S) (c)(i)		1,300,000	1,353,581
Ireland - 0.7%
Alfa Bond Issuance PLC 8% (Reg. S) (c)(i)		10,537,000	10,813,707
Tinkoff Credit Systems 9.25% (Reg. S) (c)(i)		9,739,000	10,180,332

TOTAL IRELAND			20,994,039

United Arab Emirates - 0.1%
NBK Tier 1 Financing 2 Ltd. 4.5% (b)(c)(i)		2,890,000	2,891,667
TOTAL PREFERRED SECURITIES
(Cost $87,758,727)			77,265,714
		Shares	Value

Money Market Funds - 12.8%
Fidelity Cash Central Fund 1.58% (j)
(Cost $376,248,708)		376,173,965	376,249,200
TOTAL INVESTMENT IN SECURITIES - 98.5%
(Cost $2,937,812,470)			2,893,651,383
NET OTHER ASSETS (LIABILITIES) - 1.5%			42,602,298
NET ASSETS - 100%			$2,936,253,681

Currency Abbreviations

BRL – Brazilian real

INR – Indian rupee

MXN – Mexican peso

PEN – Peruvian new sol

RUB – Russian ruble

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Amount is stated in United States dollars unless otherwise noted.

 (b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $1,541,824,327 or 52.5% of net assets.

 (c) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (d) Non-income producing - Security is in default.

 (e) Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.

 (f) Level 3 security

 (g) Security initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.

 (h) Quantity represents share amount.

 (i) Security is perpetual in nature with no stated maturity date.

 (j) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$4,960,813
Total	$4,960,813

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2019, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Corporate Bonds	$1,123,039,017	$--	$1,123,039,017	$--
Government Obligations	1,311,185,517	--	1,300,210,272	10,975,245
Supranational Obligations	5,911,935	--	5,911,935	--
Preferred Securities	77,265,714	--	77,265,714	--
Money Market Funds	376,249,200	376,249,200	--	--
Total Investments in Securities:	$2,893,651,383	$376,249,200	$2,506,426,938	$10,975,245

Other Information

The composition of credit quality ratings as a percentage of Total Net Assets is as follows (Unaudited):

U.S. Government and U.S. Government Agency Obligations	4.4%
AAA,AA,A	8.1%
BBB	8.7%
BB	15.7%
B	21.8%
CCC,CC,C	17.8%
Not Rated	9.2%
Short-Term Investments and Net Other Assets	14.3%
100%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

See accompanying notes which are an integral part of the financial statements.

Fidelity® Emerging Markets Debt Central Fund

Financial Statements

Statement of Assets and Liabilities

		December 31, 2019
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $2,561,563,762)	$2,517,402,183
Fidelity Central Funds (cost $376,248,708)	376,249,200
Total Investment in Securities (cost $2,937,812,470)		$2,893,651,383
Cash		768,563
Foreign currency held at value (cost $453)		460
Receivable for investments sold		229,037
Receivable for fund shares sold		545,578
Interest receivable		44,084,359
Distributions receivable from Fidelity Central Funds		496,585
Total assets		2,939,775,965
Liabilities
Payable for investments purchased	$3,365,959
Payable for fund shares redeemed	108,933
Distributions payable	14,250
Other payables and accrued expenses	33,142
Total liabilities		3,522,284
Net Assets		$2,936,253,681
Net Assets consist of:
Paid in capital		$2,970,806,542
Total accumulated earnings (loss)		(34,552,861)
Net Assets		$2,936,253,681
Net Asset Value, offering price and redemption price per share ($2,936,253,681 ÷ 311,071,439 shares)		$9.44

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2019
Investment Income
Dividends		$4,672,621
Interest		119,111,438
Income from Fidelity Central Funds		4,960,813
Income before foreign taxes withheld		128,744,872
Less foreign taxes withheld		(66,969)
Total income		128,677,903
Expenses
Custodian fees and expenses	$54,531
Independent trustees' fees and expenses	9,751
Legal	209
Total expenses before reductions	64,491
Expense reductions	(18,161)
Total expenses after reductions		46,330
Net investment income (loss)		128,631,573
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	18,879,405
Foreign currency transactions	(255,589)
Total net realized gain (loss)		18,623,816
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(11,382,012)
Assets and liabilities in foreign currencies	15,643
Total change in net unrealized appreciation (depreciation)		(11,366,369)
Net gain (loss)		7,257,447
Net increase (decrease) in net assets resulting from operations		$135,889,020

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2019	Year ended December 31, 2018
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$128,631,573	$7,730,297
Net realized gain (loss)	18,623,816	(2,696,380)
Change in net unrealized appreciation (depreciation)	(11,366,369)	(11,168,125)
Net increase (decrease) in net assets resulting from operations	135,889,020	(6,134,208)
Distributions to shareholders	(135,285,645)	(7,559,273)
Share transactions
Proceeds from sales of shares	2,746,218,804	10,922,043
Reinvestment of distributions	135,271,409	7,559,250
Cost of shares redeemed	(74,335,058)	(9,430,277)
Net increase (decrease) in net assets resulting from share transactions	2,807,155,155	9,051,016
Total increase (decrease) in net assets	2,807,758,530	(4,642,465)
Net Assets
Beginning of period	128,495,151	133,137,616
End of period	$2,936,253,681	$128,495,151
Other Information
Shares
Sold	290,519,318	1,127,992
Issued in reinvestment of distributions	14,388,766	796,396
Redeemed	(7,945,966)	(988,322)
Net increase (decrease)	296,962,118	936,066

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Emerging Markets Debt Central Fund

Years ended December 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$9.11	$10.11	$9.81	$9.04	$9.47
Income from Investment Operations
Net investment income (loss)A	.582	.564	.686	.754	.744
Net realized and unrealized gain (loss)	.353	(1.013)	.370	.707	(.526)
Total from investment operations	.935	(.449)	1.056	1.461	.218
Distributions from net investment income	(.548)	(.551)	(.730)	(.691)	(.648)
Distributions from net realized gain	(.057)	–	(.026)	–	–
Total distributions	(.605)	(.551)	(.756)	(.691)	(.648)
Net asset value, end of period	$9.44	$9.11	$10.11	$9.81	$9.04
Total ReturnB	10.48%	(4.52)%	10.99%	16.50%	2.26%
Ratios to Average Net AssetsC,D
Expenses before reductions	- %E	.01%	.01%	.01%	.01%
Expenses net of fee waivers, if any	- %E	.01%	.01%	.01%	.01%
Expenses net of all reductions	- %E	- %E	.01%	.01%	.01%
Net investment income (loss)	6.23%	5.91%	6.76%	7.80%	7.89%
Supplemental Data
Net assets, end of period (000 omitted)	$2,936,254	$128,495	$133,138	$116,523	$103,080
Portfolio turnover rateF	72%G	40%	57%	48%	39%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 D Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 E Amount represents less than .005%.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 G Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended December 31, 2019

1. Organization.

Fidelity Emerging Markets Debt Central Fund (the Fund) is a non-diversified fund of Fidelity Hanover Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Shares of the Fund are only offered to other investment companies and accounts managed by Fidelity Management & Research Company (FMR), or its affiliates (the Investing Funds). The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, foreign government and government agency obligations, preferred securities, supranational obligations and U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. For foreign debt securities, when significant market or security specific events arise, valuations may be determined in good faith in accordance with procedures adopted by the Board. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. The Fund invests a significant portion of its assets in below investment grade securities. The value of these securities can be more volatile due to changes in the credit quality of the issuer and is sensitive to changes in economic, market and regulatory conditions.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2019 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Paid in Kind (PIK) income is recorded at the fair market value of the securities received. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2019, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, market discount, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$138,544,383
Gross unrealized depreciation	(173,911,714)
Net unrealized appreciation (depreciation)	$(35,367,331)
Tax Cost	$2,929,018,714

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$799,269
Net unrealized appreciation (depreciation) on securities and other investments	$(35,352,187)

The tax character of distributions paid was as follows:

	December 31, 2019	December 31, 2018
Ordinary Income	$127,917,322	$ 7,559,273
Long-term Capital Gains	7,368,323	–
Total	$135,285,645	$ 7,559,273

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, U.S. government securities and in-kind transactions, aggregated $1,149,963,186 and $1,029,187,180, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee and Expense Contract. FMR Co., Inc. (the investment adviser), an affiliate of FMR, provides the Fund with investment management services. The Fund does not pay any fees for these services. Pursuant to the Fund's management contract with the investment adviser, FMR pays the investment adviser a portion of the management fees it receives from the Investing Funds. In addition, under an expense contract, FMR also pays all other expenses of the Fund, excluding custody fees, the compensation of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Affiliated Exchange In-Kind. During the period, Fidelity Advisor Strategic Income Fund (the Investing Fund) completed an exchange in-kind transaction with the Fund. The Investing Fund delivered investments, including accrued interest valued at $2,529,798,896 (which included $23,123,655 of unrealized depreciation), in exchange for 268,001,366 shares of the Fund. The value of investments delivered from the Investing Fund is included in proceeds from sales of shares in the accompanying Statements of Changes in Net Assets. This transaction was treated as a tax free exchange with carry forward basis for book and tax.

6. Expense Reductions.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $18,161.

7. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds managed by FMR or its affiliates were the owners of record of all of the outstanding shares of the Fund.

Effective January 1, 2020, following any required regulatory notices and approvals:

Investment advisers Fidelity Investments Money Management, Inc., FMR Co., Inc., and Fidelity SelectCo, LLC, merged with and into Fidelity Management & Research Company. In connection with the merger transactions, the resulting, merged investment adviser was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Management & Research Company LLC".

8. Credit Risk.

The Fund's relatively large investment in countries with limited or developing capital markets may involve greater risks than investments in more developed markets and the prices of such investments may be volatile. The yields of emerging market debt obligations reflect, among other things, perceived credit risk. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of the Fund's investments and the income they generate, as well as the Fund's ability to repatriate such amounts.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Hanover Street Trust and Shareholders of Fidelity Emerging Markets Debt Central Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Emerging Markets Debt Central Fund (one of the funds constituting Fidelity Hanover Street Trust, referred to hereafter as the “Fund”) as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statement of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the five years in the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 14, 2020

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Michael E. Wiley, each of the Trustees oversees 302 funds. Mr. Wiley oversees 199 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the Investment Company Act of 1940 (1940 Act)) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey is an Overseer Emeritus for the Boston Symphony Orchestra, a Director of Artis-Naples, and a Trustee of Brewster Academy in Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-2018), Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2007

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present) and Board of Directors (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as a Trustee of other Fidelity® funds. Mr. Donahue is President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as a Member of the Advisory Board of certain Fidelity® funds (2015-2018) and Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006), and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue serves as a Member (2007-present) and Co-Chairman (2016-present) of the Board of Directors of United Way of New York, Member of the Board of Directors of NYC Leadership Academy (2012-present) and Member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). He also served as Chairman (2010-2012) and Member of the Board of Directors (2012-2013) of Omgeo, LLC (financial services), Treasurer of United Way of New York (2012-2016), and Member of the Board of Directors of XBRL US (financial services non-profit, 2009-2012) and the International Securities Services Association (2009-2012).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2007

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Chair (2018-present) and Member (2013-present) of the Board of Governors, State University System of Florida and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-2018).

Cornelia M. Small (1944)

Year of Election or Appointment: 2007

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of certain Fidelity® funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present) and as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), a Director of Fortune Brands, Inc. (consumer products, 2000-2011), and a member of the Board of Trustees of the University of Florida (2013-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Wiley also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Wiley serves as a Director of High Point Resources (exploration and production, 2005-present). Previously, Mr. Wiley served as a Director of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a Director of Andeavor Logistics LP (natural resources logistics, 2015-2018), a Director of Post Oak Bank (privately-held bank, 2004-2018), a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), an Advisory Director of Riverstone Holdings (private investment), a Director of Spinnaker Exploration Company (exploration and production, 2001-2005) and Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Vicki L. Fuller (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Fuller also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Fuller serves as a member of the Board of Directors, Audit Committee, and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present). Previously, Ms. Fuller served as the Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Member of the Advisory Board

Ms. Kampling also serves as Member of the Advisory Board of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Compensation Committee and Executive Committee and as Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Member of the Advisory Board

Ms. Tomasky also serves as Member of the Advisory Board of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present). In addition, Ms. Tomasky currently serves as a member of the Board of the Columbus Regional Airport Authority (2007-present), as a member of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board of Kenyon College (2016-present). Previously, Ms. Tomasky served as a member of the Board (2011-2019) and as Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Compliance Officer of FMR Co., Inc. (investment adviser firm, 2016-2019), as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2019 to December 31, 2019).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Expenses Paid During Period-B July 1, 2019 to December 31, 2019
Actual	.0039%	$1,000.00	$1,018.10	$.02
Hypothetical-C		$1,000.00	$1,025.19	$.02

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

A total of 2.55% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December,31 2019, $7,285,405, or, if subsequently determined to be different, the net capital gain of such year.

The fund will notify shareholders in January 2020 of amounts for use in preparing 2019 income tax returns.

Board Approval of Investment Advisory Contracts

Fidelity Emerging Markets Debt Central Fund

At its November 2019 meeting, the Board of Trustees, including the Independent Trustees (together, the Board), voted to approve an amended and restated management contract and amended and restated sub-advisory agreements (together, the Amended and Restated Contracts) for the fund, effective January 1, 2020, for a one month period through January 31, 2020, in connection with an upcoming consolidation of certain of Fidelity's advisory businesses.

The Board considered that, on or about January 1, 2020, each of FMR Co., Inc. (FMRC), Fidelity Investments Money Management, Inc. (FIMM), and SelectCo, LLC (SelectCo) will merge with and into Fidelity Management & Research Company (FMR) and that, after the merger, FMR will redomicile as a Delaware limited liability company. The Board also approved the termination of the sub-advisory agreement with FMRC upon the completion of the merger. The Board noted that the Amended and Restated Contracts would be updated to reflect the renamed adviser, Fidelity Management & Research Company LLC and its new form of organization and domicile. The Board also noted that the Amended and Restated Contracts will not change the investment processes, the level or nature of services provided, the resources and personnel allocated, trading and compliance operations, or any fees or expenses paid by the fund.

The Board concluded that the fund's Amended and Restated Contracts are fair and reasonable, and that the fund's Advisory Contracts should be approved through January 31, 2020.

In connection with its consideration of future renewals of the fund's Amended and Restated Contracts, the Board will consider: (i) the nature, extent and quality of services provided to the fund, including shareholder and administrative services and investment performance; (ii) the competitiveness of the management fee and total expenses for the fund; (iii) the costs of the services and profitability, including the revenues earned and the expenses incurred in conducting the business of developing, marketing, distributing, managing, administering, and servicing the fund and its shareholders, to the extent applicable; and (iv) whether there have been economies of scale in respect of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is the potential for realization of any further economies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the fund's management fee structure is fair and reasonable, and that the continuation of the fund's Amended and Restated Contracts should be approved.

SI-ANN-0220
1.540220.122

Item 2.

Code of Ethics

As of the end of the period, December 31, 2019, Fidelity Advisor Series II (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer.  A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.

Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Elizabeth S. Acton is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Ms. Acton is independent for purposes of Item 3 of Form N-CSR.

Item 4.

Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, “Deloitte Entities”) in each of the last two fiscal years for services rendered to Fidelity Advisor Strategic Income Fund (the “Fund”):

Services Billed by Deloitte Entities

December 31, 2019 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Advisor Strategic Income Fund	$119,000	$200	$6,700	$2,400

December 31, 2018 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Advisor Strategic Income Fund	$109,000	$200	$6,300	$3,200

A Amounts may reflect rounding.

The following table(s) present(s) fees billed by Deloitte Entities that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Fund(s) and that are rendered on behalf of Fidelity Management & Research Company ("FMR") and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund(s) (“Fund Service Providers”):

Services Billed by Deloitte Entities

	December 31, 2019A	December 31, 2018A
Audit-Related Fees	$290,000	$5,000
Tax Fees	$5,000	$5,000
All Other Fees	$-	$-

A Amounts may reflect rounding.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

“All Other Fees” represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by Deloitte Entities for services rendered to the Fund(s), FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Fund(s) are as follows:

Billed By	December 31, 2019A	December 31, 2018A
Deloitte Entities	$585,000	$490,000

A Amounts may reflect rounding.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by Deloitte Entities to Fund Service Providers to be compatible with maintaining the independence of Deloitte Entities in its(their) audit of the Fund(s), taking into account representations from Deloitte Entities, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Fund(s) and its(their) related entities and FMR’s review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund(s) Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by a fund’s independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (“Covered Service”) are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee periodically.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X (“De Minimis Exception”)

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Fund’s(s’) last two fiscal years relating to services provided to (i) the Fund(s) or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Fund(s).

Item 5.

Audit Committee of Listed Registrants

Not applicable.

Item 6.

Investments

(a)

Not applicable.

(b)

Not applicable.

Item 7.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.

Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.

Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust’s Board of Trustees.

Item 11.

Controls and Procedures

(a)(i)  The President and Treasurer and the Chief Financial Officer have concluded that the trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii)  There was no change in the trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust’s internal control over financial reporting.

Item 12.

Disclosure of Securities Lending Activities for Closed-End Management

Investment Companies

Not applicable.

Item 13.

Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Advisor Series II

By:	/s/Laura M. Del Prato
Laura M. Del Prato
President and Treasurer

Date:	February 25, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Laura M. Del Prato
Laura M. Del Prato
President and Treasurer

Date:	February 25, 2020

By:	/s/John J. Burke III
John J. Burke III
Chief Financial Officer

Date:	February 25, 2020